-------------------------
                                                  OMB APPROVAL
                                                  -------------------------
                                                  OMB Number:3235-0307
                                                  Expires:May 31, 2000
                                                  Estimated average
                                                  burden hours per
                                                  response:212.95
                                                  -------------------------

    As filed with the Securities and Exchange Commission on February 26, 1999

                                File No. 811-9130

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 15

                             SCHRODER CAPITAL FUNDS

                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                              Dana A. Lukens, Esq.
                       Forum Administrative Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                            Timothy W. Diggins, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

                              Carin Muhlbaum, Esq.
                 Schroder Capital Management International Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

This Registration Statement is being filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Beneficial interests in the series of Registrant are not being registered under the Securities Act of 1933, as amended, because such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of that act. Investments in Registrant's series may only be made by certain institutional investors, whether organized within or without the United States (excluding individuals, S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations or partnerships). This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy any beneficial interests in any series of Registrant.

                                     PART A

Schroder International Equity Fund, Schroder EM Core Portfolio, Schroder International Smaller Companies Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio and Schroder Emerging Markets Fund Institutional Portfolio.

                    CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
--------------------------------------------------------------------------------

                             SCHRODER CAPITAL FUNDS

                            INTERNATIONAL EQUITY FUND
                           SCHRODER EM CORE PORTFOLIO
               SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
                    SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
                        SCHRODER GLOBAL GROWTH PORTFOLIO


                                  MARCH 1, 1999

Schroder Capital Funds (the "Trust"), acting through Forum Fund Services, LLC (the "Placement Agent"), is making a private placement of shares of beneficial interest (`Portfolio Interests") in separate series of the Trust, each with a distinct investment objective and policies. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Trust offers eight Portfolios, five of which (the "Portfolios") are described in this Confidential Private Placement
Memorandum: International Equity Fund, Schroder EM Core Portfolio, Schroder International Smaller Companies Portfolio, Schroder U.S. Smaller Companies Portfolio, and Schroder Global Growth Portfolio.

Schroder Capital Management International Inc. ("Schroder") manages each Portfolio. Portfolio Interests are offered by the Placement Agent solely in private placement transactions to qualified investors subject to the terms contained in this Memorandum.

THE PORTFOLIO INTERESTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THE PORTFOLIO INTERESTS MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS THAT ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE PORTFOLIO INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


GENERAL CONSIDERATIONS
         Offering to Accredited Investors....................................1
         Confidential Memorandum.............................................1
         Private Placement in the United States..............................1

SUMMARY INFORMATION
         International Equity Fund...........................................2
         Schroder EM Core Portfolio..........................................3
         Schroder International Smaller Companies Portfolio..................5
         Schroder U.S. Smaller Companies Portfolio...........................6
         Schroder Global Growth Portfolio....................................7

OTHER INVESTMENT STRATEGIES AND RISKS
         Risks of Investing in the Portfolios................................8
         Other Investment Strategies and Techniques and the Corresponding
           Risks. ..........................................................10

MANAGEMENT OF THE PORTFOLIOS................................................12

INTERESTHOLDER INFORMATION
         How the Portfolio Interests are Priced.............................15
         Purchase of Portfolio Interests....................................15
         Purchasing Interests in Exchange for Securities....................16
         Redemption of Portfolio Interests..................................17
         Taxes..............................................................18

OTHER INFORMATION
         Capital Structure..................................................18
         Restrictions on Transfer...........................................18
         Statement of Additional Information................................18
         Year 2000..........................................................19

                             GENERAL CONSIDERATIONS

OFFERING TO ACCREDITED INVESTORS

The Trust, through the Placement Agent, is making a private placement of Portfolio Interests in each Portfolio to a limited number of U.S. institutional investors that are "accredited investors" within the meaning of Rule 501 of Regulation D under the 1933 Act (each, an "Accredited Investor").

No sale of Portfolio Interests will be made in the United States or to any U.S. Person (as such terms are defined in Regulation S under the 1933 Act) that does not execute and deliver, for the benefit of the Trust and the Placement Agent, a Subscription Agreement (the "Subscription Agreement") completed in a manner acceptable to the Trust and the Placement Agent.

Portfolio Interests are being offered subject to prior sale and to withdrawal, cancellation or modification of the offering. The Trust and the Placement Agent reserve the right to accept or reject any offer to purchase Portfolio Interests at any time prior to the termination of the offering.

CONFIDENTIAL MEMORANDUM

This Memorandum is confidential and has been prepared and submitted for use solely in connection with the consideration of the purchase of Portfolio Interests in the Portfolios by a limited group of sophisticated accredited investors in a private placement. You should not use it for any other purpose, and it should not be reproduced or transferred to any other person without the consent of the Trust and the Placement Agent. By accepting delivery of this Memorandum, you agree to return it and all related documents to the Placement Agent in the event you do not purchase any Portfolio Interests in a Portfolio.

No person has been authorized to give any information or to make any representations other than those contained in this Memorandum and the Trust's Statement of Additional Information relating to the Portfolios (the "SAI"), which is available from the Placement Agent and incorporated herein by reference, and the Subscription Agreement in connection with the offering and sale of Portfolio Interests. You should not rely upon any other information or representations as having been authorized by the Trust or the Placement Agent. The information contained in this Memorandum and the SAI is correct as of the date hereof, but may change subsequent to the date hereof.

The contents of this Memorandum and the SAI should not be considered to be legal or tax advice and you should consult with your own legal counsel and advisers as to all matters concerning an investment in a Portfolio. You must rely on your own evaluation of the investment and the terms of the offering, including the merits and risks involved, in making an investment decision with respect to a Portfolio.

PRIVATE PLACEMENT IN THE UNITED STATES

The Portfolio Interests are not being registered under the 1933 Act or under any of the securities laws of any state or other political subdivision of the United States in reliance upon the offering and sale being exempt from registration in the United States as a private placement. Accordingly, the Portfolio Interests are offered only to investors who have the qualifications necessary to permit the Portfolio Interests to be sold in reliance upon the private placement exemption. You and your advisors must have such knowledge and experience in business and financial matters as will enable you to evaluate the merits and risks of a proposed investment in a Portfolio and to bear the economic risk of the investment. In the Subscription Agreement, you must confirm that you are purchasing the Portfolio Interests for investment purposes only and not with a view to, or for resale in connection with, any distribution or other disposition of the Portfolio Interests and you must represent that you are an Accredited Investor.

Neither this Memorandum, the SAI nor the Subscription Agreement constitutes an offer to sell or the solicitation of an offer to buy Portfolio Interests in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. In addition, this Memorandum constitutes an offer only if a Memorandum Identification Number appears in red ink in the appropriate space on the cover hereof.


                               SUMMARY INFORMATION

The following summary identifies each Portfolio's investment objective, principal investment strategies, and principal risks. The investment objective of a Portfolio may be changed only with approval of the Portfolio's investors ("Interestholders"). The policies of a Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the Interestholders.

Because of the differences in objectives and strategies, each Portfolio will achieve different investment returns and is subject to varying degrees of market and financial risk. There is no assurance that a Portfolio will achieve its stated objective. Further information about each Portfolio is contained in the SAI.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

PRINCIPAL INVESTMENTS. The Portfolio normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States, and will invest in securities of companies domiciled in at least three countries other than the United States. The Portfolio invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

INVESTMENT STRATEGIES. The Portfolio normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market capitalization-weighted index of companies in developed market countries in Europe, Australia and the Far East.

The Portfolio invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, attractive relative valuation, and whether the issuer has any proprietary advantages. Securities generally are sold when they reach fair valuation or when significantly more attractive investment candidates become available.

The Portfolio also may do the following:

* Invest in securities of issuers domiciled or doing business in "emerging market" countries.

* Invest in securities of closed-end investment companies that invest primarily in foreign securities.

PRINCIPAL RISKS.

* FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

* EQUITY SECURITIES. Another risk of investing in the Portfolio is the risk that the value of the equity securities in which the Portfolio invests will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

* GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Portfolio invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

* EMERGING MARKETS. The Portfolio may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies and securities markets.

SCHRODER EM CORE PORTFOLIO

INVESTMENT OBJECTIVE.  To seek long-term capital appreciation.

PRINCIPAL INVESTMENTS. The Portfolio normally invests at least 65% of its total assets in equity securities of companies determined by Schroder to be "emerging market" issuers. The Portfolio may invest the remaining 35% of its assets in securities of issuers located anywhere in the world. The Portfolio invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

INVESTMENT STRATEGIES. The Portfolio invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. "Emerging market" countries are countries that at the time of investment are not included in the Morgan Stanley International World Index of major world economies. Economies currently in the Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine, based on its own analysis, that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Portfolio's investments. The Portfolio normally will invest in at least three countries other than the United States.

The Portfolio invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, attractive relative valuation, and whether the issuer has any proprietary advantages. Securities generally are sold when they reach fair valuation or when significantly more attractive investment candidates become available.

The Portfolio also may do the following:

* Invest in securities of closed-end investment companies that invest primarily in foreign securities.

* Invest up to 35% of its assets in debt securities, including junk bonds, which entail certain risks.

* Invest up to 5% of its assets in sovereign debt securities that are in default.

PRINCIPAL RISKS.

* EMERGING MARKETS. The Portfolio may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies and securities markets.

* FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

* GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Portfolio invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

* NON-DIVERSIFIED MUTUAL FUND. The Portfolio is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Portfolio focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

* JUNK BONDS. Securities rated below investment grade ("junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Portfolio may become more volatile.

* EQUITY SECURITIES. Another risk of investing in the Portfolio is the risk that the value of the equity securities in which the Portfolio invests will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

PRINCIPAL INVESTMENTS. The Portfolio normally invests at least 65% of its total assets in equity securities of smaller companies (with market capitalizations of $1.5 billion or less at the time of investment) domiciled outside the United States. The Portfolio invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

INVESTMENT STRATEGIES. In selecting investments for the Portfolio, Schroder considers a number of factors, including the company's potential for long-term growth, financial condition, sensitivity to cyclical factors, the relative value of the company's securities (compared to that of other companies and to the market as a whole), and the extent to which the company's management owns equity in the company. The Portfolio will invest in securities of issuers domiciled in at least three countries other than the United States, and may, although it does not currently, invest in the securities of issuers domiciled or doing business in emerging market countries. Securities generally are sold when they reach fair valuation or when significantly more attractive investment candidates become available.

The Portfolio invests in small capitalization companies that Schroder believes offer the potential for capital growth. In doing so, Schroder considers, among other things, an issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages.

The Portfolio also may do the following:

* Invest in securities of closed-end funds that invest primarily in foreign securities.

* Invest in securities of issuers domiciled or doing business in emerging market countries.

PRINCIPAL RISKS.

* FOREIGN SECURITIEs. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

* SMALL COMPANIEs. The Portfolio invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

* EQUITY SECURITIEs. Another risk of investing in the Portfolio is the risk that the value of the equity securities in which the Portfolio invests will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

* GEOGRAPHIC CONCENTRATIOn. There is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Portfolio invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

SCHRODER U.S. SMALLER COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE.  To seek capital appreciation.

PRINCIPAL INVESTMENTS. The Portfolio invests at least 65% of its total assets in equity securities of companies in the United States that have (at the time of investment) market capitalizations of $1.5 billion or less. The Portfolio also may invest in equity securities of larger companies and in debt securities, if Schroder believes such investments are consistent with the Portfolio's investment objective. The Portfolio invests in a variety of equity securities including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

INVESTMENT STRATEGIES. In selecting investments for the Portfolio, Schroder seeks to identify securities of companies with strong management that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. The Portfolio intends to invest no more than 25% of its total assets in securities of small companies that, together with their predecessors, have been in operation for less than three years.

PRINCIPAL RISKS.

* SMALL COMPANIES. The Portfolio invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

* EQUITY SECURITIES. Another risk of investing in the Portfolio is the risk that the value of the equity securities in which the Portfolio invests will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

SCHRODER GLOBAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE.  To seek long-term growth of capital.

PRINCIPAL INVESTMENTS. The Portfolio invests in common stocks of companies located in developed, newly industrialized, and emerging markets. The Portfolio normally invests at least 65% of its total assets in equity securities of companies located in at least four countries plus the United States. The Portfolio may invest in companies of any size, but generally is concentrated in companies that are large and, to a lesser extent, medium-sized for the particular market.

INVESTMENT STRATEGIES. Schroder's investment process emphasizes stock selection and a fundamental company analysis. Schroder seeks companies that it believes have a sustainable competitive advantage and a potential for growth that is generally undervalued by other investors. Schroder considers historical growth rates and future growth prospects, management capability, competitive position in both domestic and export markets, and other factors.

Schroder seeks to add value by allocating the Portfolio's investments geographically. Schroder selects countries it believes have a favorable long-term business environment in which adverse macroeconomic or political conditions are not likely to materially impede corporate growth.

The Portfolio also may do the following:

*    Invest in convertible or non-convertible debt securities.

*    Invest in debt securities issued by corporations or financial institutions.

*    Invest  in  debt   securities   issued  or  guaranteed   by   international
     organizations that promote economic reconstruction or development.

PRINCIPAL RISKS.

* EQUITY SECURITIES. Another risk of investing in the Portfolio is the risk that the value of the equity securities in which the Portfolio invests will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

* FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

* GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Portfolio invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

* EMERGING MARKETS. The Portfolio may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies and securities markets.


                      OTHER INVESTMENT STRATEGIES AND RISKS

A Portfolio may not achieve its investment objective in all circumstances. The following provides more detail about the Portfolios' principal risks and the circumstances, which could adversely affect the value of Portfolio Interests or their total return. You could lose money by investing.

RISKS OF INVESTING IN THE PORTFOLIOS

FOREIGN SECURITIES. Except as otherwise noted in this Memorandum, there is no limit on the amount of a Portfolio's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Portfolio's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Portfolio may have limited recourse available to it. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those countries.

If a Portfolio purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, although at times most of a Portfolio's income may be received or realized in these currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Portfolio's income has been earned and translated into U.S. dollars but before payment to Interestholders, the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if a Portfolio incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Portfolio would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Portfolio incurred the expense. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Special tax considerations apply to foreign securities. In determining whether to invest in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Portfolio and its Interestholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Portfolio will reduce its income available for distribution to Interestholders. In certain circumstances, a Portfolio may be able to pass through to Interestholders credits for foreign taxes paid.

DEBT SECURITIES. All of the Portfolios may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Additionally, all of the Portfolios may invest in junk bonds, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Services Inc. or Standard & Poor's Rating Group (or, if they are unrated, which Schroder believes to be of comparable quality). See the SAI for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by a Portfolio more volatile and could limit the Portfolio's ability to liquidate its securities. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

RISKS OF SMALLER CAPITALIZATION COMPANIES. Schroder International Smaller Companies Portfolio and Schroder U.S. Smaller Companies Portfolio invest in companies that are smaller and less well known than larger, more widely held companies. Small and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Portfolios may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES AND THE CORRESPONDING RISKS

In addition to the principal investment strategies described in the Summary Information section above, the Portfolios may at times use the strategies and techniques described below, which involve certain special risks. This Memorandum does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Portfolios. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Portfolio's adviser.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Portfolio assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic and financial conditions, which may be difficult to predict. A Portfolio may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

In particular, a Portfolio may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Portfolio contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

From time to time, a Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Portfolio may also engage in "proxy" hedging, whereby the Portfolio would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

Schroder may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Portfolio to the risk that the counterparty is unable to perform.

A Portfolio incurs foreign exchange expenses in converting assets from one currency to another. A Portfolio may engage in foreign currency exchange transactions only for hedging purposes. Although there is no limit on the amount of any Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Portfolio may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will utilize hedging transactions at any time.

SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. Each Portfolio (other than International Equity Fund) may lend portfolio securities to broker-dealers up to one-third of the Portfolio's total assets. Each Portfolio may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, a Portfolio may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Portfolio would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

DERIVATIVE INVESTMENTS. Instead of investing directly in the types of portfolio securities described in the Summary Information, each Portfolio may buy or sell a variety of "derivative" investments to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Portfolio will be unable to close out the position at any particular time or at an acceptable price.

ZERO-COUPON BONDS. Each Portfolio that may invest in debt securities may invest zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Portfolios, on which Interestholders pay tax.

TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing a Portfolio's basic investment strategy inconsistent with the best interests of its Interestholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Portfolio's assets. In implementing these "defensive" strategies, the Portfolio would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Portfolio will use these alternate strategies. One risk of taking such temporary defensive positions is that the Portfolio may not achieve its investment objective.

OTHER INVESTMENTS. Each Portfolio may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Memorandum. These securities and techniques may subject the Portfolios to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Memorandum and about additional techniques and strategies that may be used by the Portfolios.


                          MANAGEMENT OF THE PORTFOLIOS

A Board of Trustees governs the Trust, which has retained Schroder to manage the investments of each Portfolio. Subject to the control of the Trustees, Schroder also manages the Portfolios' other affairs and business. Schroder has served as investment adviser to each of the Portfolios since inception.

Subject to the direction and control of Schroder, Schroder Investment Management International Limited (SIMIL), an affiliate of Schroder, serves as subadviser to Schroder International Smaller Companies Portfolio pursuant to an Investment Subadvisory Agreement among Schroder, SIMIL and the Portfolio.

Schroder has been an investment manager since 1962 and serves as investment adviser to a broad range of institutional investors. As of December 31, 1998, Schroder, together with its United Kingdom affiliate, Schroder Capital Management International Limited, had approximately $27.1 billion in assets under management. Schroder's address is 787 Seventh Avenue, 34th floor, New York, New York 10019, and its telephone number is (212) 641-3900. SIMIL has been registered as a U.S. investment adviser since 1998, and as of June 30, 1998 had under management assets of approximately $42 billion. SIMIL's address is 31 Gresham Street, London, United Kingdom, EC2V 7QA.

INVESTMENT ADVISORY FEES PAID BY THE PORTFOLIOS. For the following fiscal years, the Portfolios paid investment advisory fees to Schroder at the following annual rates (based on the average net assets of each Portfolio taken separately):

PORTFOLIO                                   MOST RECENT FISCAL YEAR ENDED            FEE (AS A % OF NET ASSETS)
---------                                   -----------------------------            --------------------------

International Equity Fund                          October 31, 1998                            0.427%

Schroder EM Core Portfolio                           May 31, 1998                              0.086%

Schroder International Smaller
Companies Portfolio                                October 31, 1998                             0.00%

Schroder U.S. Smaller Companies
Portfolio                                            May 31, 1998                               0.60%

Schroder Global Growth Portfolio
                                                   October 31, 1998                             0.00%

Schroder is contractually obligated to waive 0.10% of the investment advisory fees payable by Schroder International Smaller Companies Portfolio. Pursuant to the Investment Subadvisory Agreement, Schroder pays SIMIL a monthly fee at the annual rate of 0.25% of the daily net assets of Schroder International Smaller Companies Portfolio.

EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Portfolios' expenses, Schroder is contractually obligated to reduce its compensation until December 31, 1999, unless otherwise indicated(and, if necessary, to pay certain other Portfolio expenses) to the extent that each Portfolio's total operating expenses exceed the following annual rates (based on the average net assets of each Portfolio taken separately): INTERNATIONAL EQUITY FUND -- 0.75%; SCHRODER EM CORE PORTFOLIO -- 1.45%; SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO -- 1.20%; and SCHRODER U.S. SMALLER COMPANIES PORTFOLIO -- and SCHRODER GLOBAL GROWTH PORTFOLIO(May 31, 1999)0.85%.

PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Portfolios are generally made by an investment manager or an investment team, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Portfolios since the years shown below. Their recent professional experience is also shown.

       PORTFOLIO                   PORTFOLIO MANAGER          SINCE        RECENT PROFESSIONAL EXPERIENCE

       International             Michael Perelstein           1997         Employed as an investment professional
       Equity Fund                                                         at Schroder since 1997.  Mr. Perelstein
                                                                           is also Vice President of the Trust and
                                                                           of Schroder Capital Funds (Delaware)
                                                                           and Schroder Capital Funds II, and a
                                                                           Director and Senior Vice President of
                                                                           Schroder.  Prior to joining Schroder,
                                                                           Mr. Perelstein was a Managing Director
                                                                           at MacKay-Shields Financial Corp. from
                                                                           March 1993 to November 1996.


       Schroder EM Core         John Troiano                  Inception    Employed as an investment professional
       Portfolio                                              (1997)       at Schroder since 1986.  Mr. Troiano is
                                                                           the Chief Executive and director of
                                                                           Schroder, and a Vice President of the
                                                                           Trust and of  Schroder Capital Funds
                                                                           (Delaware).

                                Heather Crighton              Inception    Employed as an investment professional
                                                              (1997)       at Schroder since 1993.  Ms. Crighton
                                                                           is a director and a First Vice
                                                                           President of Schroder.

                                Mark Bridgeman                Inception    Employed as an investment professional
                                                              (1997)       at Schroder since 1990.  Mr. Bridgeman
                                                                           is a First Vice President of Schroder.

       Schroder International   Jane P. Lucas                 1998         Employed as an investment professional
       Smaller Companies                                                   at Schroder since 1987.  Ms. Lucas is a
       Portfolio                                                           Vice President of the Trust and of
                                                                           Schroder Capital Funds (Delaware) and a
                                                                           Senior Vice President of Schroder.

                                Nicholas Melhuish             1998         Employed as an investment professional
                                                                           at Schroder since 1991.  Mr. Melhuish
                                                                           is an investment manager of SIMIL and
                                                                           of Schroder.

       Schroder U.S. Smaller    Ira L. Unschuld               1997 (sole   Employed as an investment professional
       Companies Portfolio                                    manager      at Schroder since 1990.  Mr. Unschuld
                                                              since        is a Vice President of the Trust and of
                                                              1998)        Schroder Capital Funds (Delaware) and a
                                                                           Group Vice President of Schroder.



       Schroder Global Growth   Michael Perelstein            1997         See above.
       Portfolio

                                Paul Morris                   1997         Employed as an investment professional
                                                                           at Schroder since 1997.  Mr. Morris is
                                                                           Senior Vice President of Schroder.
                                                                           Prior to joining Schroder, Mr. Morris
                                                                           was a Principal and Senior Portfolio
                                                                           Manager at Weiss Peck & Greer, L.L.C.,
                                                                           and a Managing Director, Equity
                                                                           Division, of UBS Asset Management.


                           INTERESTHOLDER INFORMATION

HOW PORTFOLIO INTERESTS ARE PRICED

Each Portfolio calculates the net asset value of its Portfolio Interests by dividing the total value of its assets less its liabilities by the number of Portfolio Interests outstanding. Portfolio Interests are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open (a "Business Day"). The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Portfolios value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Portfolios value all other securities at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of a Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Portfolio's Portfolio Interests is calculated. Because certain of the securities in which the Portfolios may invest may trade on days on which the Portfolios do not price their Portfolio Interests, the net asset value of the Portfolio Interests may change on days when Interestholders will not be able to purchase or redeem their Portfolio Interests.

PURCHASE OF PORTFOLIO INTERESTS

Portfolio Interests are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Portfolio Interests are sold at a Portfolio's net asset value next determined after an order is received, without a sales load. The Placement Agent receives no compensation for its services.

Registered investment companies are not subject to a minimum initial or subsequent investment amount. For other qualified investors, the minimum initial investment amount is $2 million, and there is no minimum subsequent investment amount. Investments must be made in federal funds (I.E., monies credited to the account of the Trust's custodian by a Federal Reserve Bank). Minimum investment amounts may be waived at the discretion of Schroder.

If your completed Subscription Agreement has been accepted by the Placement Agent, you may transmit purchase payments by Federal Reserve Bank wire directly to the Portfolio as follows:

                  The Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Shareholder Services, LLC
                  Account No.: 910-2-783645
                  Ref.:  [Name of Portfolio]
                  Account of: [Interestholder name]
                  Account Number: [Interestholder account number]

The wire order must specify the name of the Portfolio, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If your initial investment is by wire, your completed Subscription Agreement must be received and accepted by the Placement Agent, who will assign you an Interestholder account number and activate your account. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each Business Day are processed at the net asset value determined as of that day. Wire orders received after that time are processed at the net asset value next determined thereafter. The Trust reserves the right to cease accepting investments in a Portfolio at any time or to reject any Subscription Agreement or investment order.

PURCHASING INTERESTS IN EXCHANGE FOR SECURITIES

Portfolio Interests may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Portfolio in question and have a readily ascertainable value.) If a Portfolio receives securities from an investor in exchange for Portfolio Interests, the Portfolio will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Portfolio's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Portfolio's Interestholders. Schroder reserves the right to reject any particular investment. Securities accepted by Schroder will be valued in the same manner as are the Trust's portfolio securities at the next determination of the Portfolios' net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Portfolio and must be delivered to the Portfolio upon receipt by the investor. Investors may realize a gain or loss upon the exchange for federal income tax purposes. If you are interested in purchases through exchange, please telephone the Trust at (800) 290-9826.

REDEMPTION OF PORTFOLIO INTERESTS

You may redeem all or any portion of your investment in a Portfolio at the net asset value next determined after the you deliver a redemption request in proper form to the Trust. Redemption proceeds are normally paid by the Trust in federal funds on the Business Day after the withdrawal is effected but, in any event, within seven calendar days. Investments in a Portfolio may not be transferred. The right of redemption may not be suspended nor may the payment dates be postponed for more than seven days except when the New York Stock Exchange is closed (or when trading on the New York Stock Exchange is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency or other circumstances as determined by the Securities and Exchange Commission.

Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern time) on each Business Day. Redemption requests that are received prior to the closing of the New York Stock Exchange are processed at the net asset value next determined on that day. Redemption requests that are received after the closing of the Exchange are processed at the net asset value next determined thereafter. Redemption requests must include the name of the Interestholder, the Portfolio's name, the dollar amount or number of Portfolio Interests to be redeemed, Interestholder account number, and the signature of the holder designated on the account.

Written redemption requests may be sent to the Trust at the following address:

                  [Name of Portfolio]
                  P.O. Box 446
                  Portland, Maine 04112

Telephone redemption requests may be made by telephoning the Trust at (800) 344-8332. A telephone redemption may be made only if the telephone redemption privilege option has been elected on the Subscription Agreement or otherwise in writing, and the Interestholder has obtained a password from the Trust's Placement Agent. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Trust's Placement Agent to confirm that telephone instructions are genuine. The Placement Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but either may be liable if it does not follow these procedures. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If an Interestholder cannot reach the Placement Agent by telephone, redemption requests may be mailed or hand-delivered to the Placement Agent.

Redemption proceeds normally are paid in cash. If you paid for your Portfolio Interests by check, you will not be sent redemption proceeds until the check you used to pay for the Portfolio Interests has cleared, which may take up to 15 calendar days from the purchase date.

Redemptions from the Portfolio may be made wholly or partially in portfolio securities, however, if the Trust's Board of Trustees determines that payment in cash would be detrimental to the best interests of Interestholders. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Portfolio will only consider effecting a redemption in portfolio securities if the Interestholder is redeeming more than $250,000 or 1% of the Portfolio's net asset value, whichever is less, during any 90-day period.

TAXES

No Portfolio is required to pay federal income taxes on its ordinary income and capital gain because each is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Portfolio are deemed to "pass through" to its Interestholders, regardless of whether such interest, dividends or gains are distributed by the Portfolio or the Portfolio realizes losses.

Under each Portfolio's operational method, it is not subject to any federal income tax. However, each Interestholder in a Portfolio will be taxed on its proportionate share (as determined in accordance with the Trust's Trust Instrument and the Internal Revenue Code) of the Portfolio's ordinary income and capital gain, to the extent that the Interestholder is subject to tax on its income. The Trust will inform Interestholders of each Portfolio of the amount and nature of such income or gain.

The foregoing discussion relates only to federal income tax law. Income from the Portfolio also may be subject to foreign, state and local taxes, and the treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Interestholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.


                                OTHER INFORMATION

CAPITAL STRUCTURE

The Trust was organized as a business trust under the laws of the State of Delaware on September 7, 1995. Under the Trust Instrument, the Trustees are authorized to issue interests in separate series of the Trust. The Trust currently has eight series (including the five Portfolios described in this Memorandum). The Trust reserves the right to create additional series.

Each Interestholder in a Portfolio is entitled to participate equally in the Portfolio's earnings and assets and to a vote in proportion to the amount of its investment in the Portfolio. Investments in a Portfolio have no preemptive or conversion rights and are fully paid and non-assessable. Upon liquidation of a Portfolio, Interestholders will be entitled to share pro rata in the Portfolio's net assets available for distribution to Interestholders.

RESTRICTIONS ON TRANSFER

Transfers of Portfolio Interests will be subject to the restrictions set forth in the Subscription Agreement and in the Trust Instrument. These provide that no sale or other transfer of Portfolio Interests may be made by an Interestholder unless such sale or other transfer is exempt from registration under the 1933 Act and other applicable legislation, and that the consent of the other Interestholders of the Portfolio will be required for any such sale or other transfer of Portfolio Interests, other than redemptions.

STATEMENT OF ADDITIONAL INFORMATION

Further information about each Portfolio is contained in the Trust's Statement of Additional Information relating to the Portfolios, which is available from the Placement Agent and is incorporated herein by reference.

YEAR 2000

Each of the Portfolios receives services from its investment adviser, administrator, subadministrator, placement agent, transfer agent, custodian and other providers that rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999. Schroder is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem. In addition, there can be no assurance that the Year 2000 problem will not have an adverse impact on companies and other issuers in which the Portfolios invest or on the securities markets generally, which may reduce the value of the Portfolios' investments.

                                     PART A

Schroder Asian Growth Portfolio, Schroder Japan Portfolio.

                    CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
--------------------------------------------------------------------------------

                             SCHRODER CAPITAL FUNDS

                      SCHRODER ASIAN GROWTH FUND PORTFOLIO
                            SCHRODER JAPAN PORTFOLIO


                                  MARCH 1, 1999


Schroder Capital Funds (the "Trust"), acting through Forum Fund Services, LLC (the "Placement Agent"), is making a private placement of shares of beneficial interest ("Portfolio Interests") in separate series (each, a "Portfolio"), each with a distinct investment objective and policies. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Trust offers eight Portfolios, two of which are described in this Confidential Private Placement Memorandum (the "Memorandum"):
Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio.


Schroder Capital Management International Inc. ("Schroder") manages each Portfolio. Portfolio Interests are offered by the Placement Agent solely in private placement transactions to qualified investors subject to the terms contained in this Memorandum.


THE PORTFOLIO INTERESTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THE PORTFOLIO INTERESTS MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS THAT ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE PORTFOLIO INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE.


NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



GENERAL CONSIDERATIONS

         Offering to Accredited Investors...............................1
         Confidential Memorandum........................................1
         Private Placement in the United States.........................1


SUMMARY INFORMATION

         Schroder Asian Growth Fund Portfolio ..........................2
         Schroder Japan Portfolio.......................................4


OTHER INVESTMENT STRATEGIES AND RISKS

         Risks of Investing in the Portfolios...........................5
         Other Investment Strategies and Techniques and
             the Corresponding Risks....................................8

MANAGEMENT OF THE PORTFOLIOS...........................................10


INTERESTHOLDER INFORMATION

         How the Portfolio Interests are Priced........................11
         Purchase of Portfolio Interests...............................11
         Purchasing Interests in Exchange for Securities...............12
         Redemption of Portfolio Interests.............................12
         Taxes.........................................................13


OTHER INFORMATION

         Capital Structure.............................................14
         Restrictions on Transfer......................................14
         Statement of Additional Information...........................14
         Year 2000.....................................................14

                             GENERAL CONSIDERATIONS

OFFERING TO ACCREDITED INVESTORS

The Trust, through the Placement Agent, is making a private placement of Portfolio Interests in the Portfolios to a limited number of U.S. institutional investors that are "accredited investors" within the meaning of Rule 501 of Regulation D under the 1933 Act (each, an "Accredited Investor").

No sale of Portfolio Interests will be made in the United States or to any U.S. Person (as such terms are defined in Regulation S under the 1933 Act) that does not execute and deliver, for the benefit of the Trust and the Placement Agent, a Subscription Agreement (the "Subscription Agreement") completed in a manner acceptable to the Trust and the Placement Agent.

Portfolio Interests are being offered subject to prior sale and to withdrawal, cancellation or modification of the offering. The Trust and the Placement Agent reserve the right to accept or reject any offer to purchase Portfolio Interests at any time prior to the termination of the offering.

CONFIDENTIAL MEMORANDUM

This Memorandum is confidential and has been prepared and submitted for use solely in connection with the consideration of the purchase of Portfolio Interests in the Portfolios by a limited group of sophisticated accredited investors in a private placement. You should not use it for any other purpose, and it should not be reproduced or transferred to any other person without the consent of the Trust and the Placement Agent. By accepting delivery of this Memorandum, you agree to return it and all related documents to the Placement Agent in the event you do not purchase any Portfolio Interests in a Portfolio.

No person has been authorized to give any information or to make any representations other than those contained in this Memorandum and the Trust's Statement of Additional Information relating to the Portfolios (the "SAI"), which is available from the Placement Agent and incorporated herein by reference, and the Subscription Agreement in connection with the offering and sale of Portfolio Interests. You should not rely upon any other information or representations as having been authorized by the Trust or the Placement Agent. The information contained in this Memorandum is correct as of the date hereof, but may change subsequent to the date hereof.

The contents of this Memorandum and the SAI should not be considered to be legal or tax advice and you should consult with your own legal counsel and advisers as to all matters concerning an investment in a Portfolio. You must rely on your own evaluation of the investment and the terms of the offering, including the merits and risks involved, in making an investment decision with respect to a Portfolio.

PRIVATE PLACEMENT IN THE UNITED STATES

The Portfolio Interests are not being registered under the 1933 Act or under any of the securities laws of any state or other political subdivision of the United States in reliance upon the offering and sale being exempt from registration in the United States as a private placement. Accordingly, Portfolio Interests are offered only to investors who have the qualifications necessary to permit the Portfolio Interests to be sold in reliance upon the private placement exemption. You and your advisors must have such knowledge and experience in business and financial matters as will enable you to evaluate the merits and risks of a proposed investment in a Portfolio and to bear the economic risk of the investment. In the Subscription Agreement, you must confirm that you are purchasing the Portfolio Interests for investment purposes only and not with a view to, or for resale in connection with, any distribution or other disposition of the Portfolio Interests and must represent that you are an Accredited Investor.

Neither this Memorandum nor the Subscription Agreement constitutes an offer to sell or the solicitation of an offer to buy Portfolio Interests in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. In addition, this Memorandum constitutes an offer only if a Memorandum Identification Number appears in red ink in the appropriate space on the cover hereof.


                               SUMMARY INFORMATION


The following summary identifies each Portfolio's investment objective, principal investment strategies, and principal risks. The investment objective of a Portfolio may be changed only with approval of the Portfolio's investors ("Interestholder"). The policies of a Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the Interestholders.


Because of the differences in objectives and strategies, each Portfolio will achieve different investment returns and is subject to varying degrees of market and financial risk. There is no assurance that either of the Portfolios will achieve its stated objective. Further information about each Portfolio is contained in the SAI.

SCHRODER ASIAN GROWTH FUND PORTFOLIO

INVESTMENT   OBJECTIVE.   Long-term  capital   appreciation  through  investment
primarily in equity securities of Asian companies.

PRINCIPAL INVESTMENTS. As a matter of fundamental policy, under normal market conditions the Portfolio invests at least 65% of its total assets in equity securities of Asian companies. "Asian companies" are: (1) companies that are organized under the laws of China, Hong Kong SAR, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other countries in the Asian region located south of the border of the former Soviet Union, east of the borders of Afghanistan and Iran, north of the Australian sub-continent, and west of the International Date Line and that, in the future, permit foreign investors to participate in their stock markets (collectively, the "Asian countries," and each, an "Asian country"); and (2) companies, wherever organized, that are determined by Schroder at the time of investment, either: (a) to derive at least 75% of their revenues from goods produced or sold, investments made, or services performed in Asian countries; or
(b) to maintain at least 75% of their assets in Asian countries.

INVESTMENT STRATEGIES. The Portfolio normally invests directly in equity securities of companies located in at least five Asian countries.

The Portfolio also may do the following:

* Invest in equity interests in trusts, partnerships, joint ventures, or similar enterprises, and American or Global Depositary Receipts and other similar instruments providing for indirect investment in securities of foreign issuers.

* Invest indirectly in equity securities by investing in other investment companies or similar pooled vehicles that invest primarily in equity securities of Asian companies.

* Invest up to 10% of its total assets in debt securities of governments or governmental agencies of Asian countries, as well as of Asian companies.


PRINCIPAL RISKS.

* INVESTMENTS IN ASia. Because the Portfolio's investments are concentrated in Asian countries, political, economic, market and other factors affecting those countries will determine the values of the Portfolio's investments. Recent significant economic and political volatility in certain Asian countries may continue and could have an adverse effect on the value of the Portfolio's investments in those countries.


* INVESTMENTS IN MALAYSia. The Portfolio's investments include securities issued by Malaysian companies. Currency restrictions imposed by the
     Malaysian government impose a significant exit levy on repatriated investments. In addition, pending finalization of these restrictions by the Malaysian government, it may be difficult for the Portfolio to determine the fair value of such securities (or of the Malaysian currency in which they are denominated) for purposes of computing the Portfolio's net asset value.

* FOREIGN SECURITIEs. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

* EMERGING MARKEts. The Portfolio may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies and securities markets.


* NON-DIVERSIFIED MUTUAL FUnd. The Portfolio is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than many diversified investment companies. To the extent the Portfolio focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

* EQUITY SECURITIes. Another risk of investing in the Portfolio is the risk that the value of the equity securities in which the Portfolio invests will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

* SMALL COMPANIEs. The Portfolio invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

SCHRODER JAPAN PORTFOLIO

INVESTMENT   OBJECTIVE.   Long-term  capital   appreciation  through  investment
primarily in equity securities of Japanese companies.

PRINCIPAL INVESTMENTS. As a matter of fundamental policy, "Japanese companies" are: (1) companies that are organized under the laws of Japan; and (2) companies, wherever organized, that are determined by Schroder at the time of investment, either: (a) to derive at least 75% of their revenues from goods produced or sold, investments made, or services performed in Japan; or (b) to maintain at least 75% of their assets in Japan.


INVESTMENT STRATEGIES. Under normal market conditions the Portfolio invests at least 65% of its total assets in equity securities of Japanese companies..


The Portfolio also may do the following:

* Invest in equity interests in trusts, partnerships, joint ventures, or similar enterprises, and American or Global Depositary Receipts and other similar instruments providing for indirect investment in securities of foreign issuers.

* Invest indirectly in equity securities by investing in other investment companies or similar pooled vehicles that invest primarily in equity securities of Japanese companies.

* Invest up to 10% of its total assets in debt securities of the Japanese government or of Japanese governmental agencies or of Japanese companies.

PRINCIPAL RISKS.

* INVESTMENTS IN JAPan. Because the Portfolio's investments are concentrated in Japan, political, economic, market and other factors affecting Japan will determine the values of the Portfolio's investments. Recent significant economic and political volatility in Japan may continue and could have an adverse effect on the value of the Portfolio's investments.


* FOREIGN SECURITIEs. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.


* NON-DIVERSIFIED MUTUAL FUnd. The Portfolio is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than many diversified investment companies. To the extent the Portfolio focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

* EQUITY SECURITIes. Another risk of investing in the Portfolio is the risk that the value of the equity securities in which the Portfolio invests will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

* SMALL COMPANIEs. The Portfolio invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


                      OTHER INVESTMENT STRATEGIES AND RISKS

The Portfolios may not achieve their investment objective in all circumstances. The following provides more detail about each Portfolio's principal risks and the circumstances that could adversely affect the value of Portfolio Interests or their total return. You could lose money by investing.

RISKS OF INVESTING IN THE PORTFOLIOS

INVESTMENT IN ASIA. Certain Asian markets have experienced devaluation and/or significant volatility during the past several years. Schroder cannot predict whether, when and to what extent the Asian markets will recover. Additionally, the Schroder Asian Growth Fund Portfolio may invest more than 25% of its total assets in issuers located in any one Asian country. To the extent that the Portfolio focuses its investments in any Asian countries, the Portfolio will be susceptible to adverse political, economic and market developments in those countries. Similarly, Schroder Japan Portfolio will be susceptible to adverse political, economic and market developments in Japan because of its concentration in equity investments in Japan.


FOREIGN SECURITIES. Except as otherwise noted in this Memorandum, there is no limit on the amount of a Portfolio's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Portfolio's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Portfolio may have limited recourse available to it. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those countries.


If a Portfolio purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio's assets and a Portfolio's income available for distribution. In addition, although at times most of a Portfolio's income may be received or realized in these currencies, a Portfolio will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after a Portfolio's income has been earned and translated into U.S. dollars but before payment to Interestholders, a Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if a Portfolio incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, a Portfolio would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time a Portfolio incurred the expense. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Special tax considerations apply to foreign securities. In determining whether to invest in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to a Portfolio and its Interestholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Portfolio will reduce its income available for distribution to Interestholders. In certain circumstances, a Portfolio may be able to pass through to Interestholders credits for foreign taxes paid.


EMERGING MARKETS. Each Portfolio intends to invest in securities of issuers in Asian emerging market countries and may at times invest a substantial portion of its assets in such securities. The prices of securities of issuers in emerging market countries are subject to greater volatility than those of issuers in more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which a Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. Each Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in Asian countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect these countries' economies and securities markets.

DEBT SECURITIES. Each Portfolio may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Additionally, each Portfolio may invest in junk bonds, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Services Inc. or Standard & Poor's Rating Group (or, if they are unrated, which Schroder believes to be of comparable quality). See the SAI for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by a Portfolio more volatile and could limit the Portfolio's ability to liquidate its securities. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.


RISKS OF SMALLER CAPITALIZATION COMPANIES. Each Portfolio may invest in companies that are smaller and less well known than larger, more widely held companies. Small and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and a Portfolio may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES AND THE CORRESPONDING RISKS

In addition to the principal investment strategies described in the Summary Information section above, each Portfolio may at times use the strategies and techniques described below, which involve certain special risks. This Memorandum does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing a Portfolio. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Portfolio's adviser.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Portfolio assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic and financial conditions, which may be difficult to predict. Each Portfolio may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

In particular, a Portfolio may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Portfolio contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

From time to time, a Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). Each Portfolio may also engage in "proxy" hedging, whereby the Portfolio would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.


Schroder may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose a Portfolio to the risk that the counterparty is unable to perform.

Each Portfolio incurs foreign exchange expenses in converting assets from one currency to another. A Portfolio may engage in foreign currency exchange transactions only for hedging purposes. Although there is no limit on the amount of a Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contracts, a Portfolio may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will utilize hedging transactions at any time.

SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. Each Portfolio may lend portfolio securities to broker-dealers up to one-third of the Portfolio's total assets. Each Portfolio may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies or pooled vehicles, including closed-end funds that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, a Portfolio may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Portfolio would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

DERIVATIVE INVESTMENTS. Instead of investing directly in the types of portfolio securities described in the Summary Information, each Portfolio may buy or sell a variety of "derivative" investments to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that a Portfolio will be unable to close out the position at any particular time or at an acceptable price.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by a Portfolio, on which Interestholders pay tax.

TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing a Portfolio's basic investment strategy inconsistent with the best interests of its Interestholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Portfolio's assets. In implementing these "defensive" strategies, a Portfolio would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Portfolio will use these alternate strategies. One risk of taking such temporary defensive positions is that a Portfolio may not achieve its investment objective.


OTHER INVESTMENTS. Each Portfolio may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Memorandum. These securities and techniques may subject the

Portfolios to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Memorandum and about additional techniques and strategies that may be used by the Portfolios.


                          MANAGEMENT OF THE PORTFOLIOS

A Board of Trustees governs the Trust, which has retained Schroder to manage the investments of each Portfolio. Subject to the control of the Trustees, Schroder also manages the Portfolios' other affairs and business. Schroder has served as investment adviser to the Portfolios since inception.


Schroder has been an investment manager since 1962 and serves as investment adviser to a broad range of institutional investors. As of December 31, 1998, Schroder, together with its United Kingdom affiliate, Schroder Capital Management International Limited, had approximately $27.1 billion in assets under management. Schroder's address is 787 Seventh Avenue, 34th floor, New York, New York 10019, and its telephone number is (212) 641-3900.

INVESTMENT ADVISORY FEES PAID BY THE PORTFOLIOS. The Portfolios pay investment advisory fees to Schroder at the following annual rates (based on the average net assets of the Portfolio): SCHRODER ASIAN GROWTH FUND PORTFOLIO -- 0.70%; SCHRODER JAPAN PORTFOLIO -- 0.55%.

EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Portfolio's expenses, Schroder is contractually obligated to reduce its compensation until October 31, 1999 (and, if necessary, to pay certain other Portfolio expenses) to the extent that the Portfolios' total operating expenses exceed the following annual rates (based on the average net assets of the Portfolio): Schroder Asian Growth Fund Portfolio -- 1.16%; Schroder Japan Portfolio -- 0.99%.


PORTFOLIO MANAGERS. An investment manager or an investment team generally makes Schroder's investment decisions for the Portfolio, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Portfolios since the years shown below. Their recent professional experience is also shown.

     -------------------------- ------------------------ ------------------- ------------------------------------ -----------

     Portfolio                  Portfolio Manager        Since               Recent Professional Experience
     -------------------------- ------------------------ ------------------- ------------------------------------ -----------
     -------------------------- ------------------------ ------------------- ------------------------------------

     Schroder Asian Growth      Louise Croset            1997                Employed as an investment
     Fund Portfolio/Schroder                                                 professional at Schroder since
     Japan Portfolio                                                         1993.  Ms. Croset is also a
                                                                             Trustee and President of the
                                                                             Trust, and a Senior Vice President
                                                                             and a Director of Schroder.
     -------------------------- ------------------------ ------------------- ------------------------------------
     -------------------------- ------------------------ ------------------- ------------------------------------

                                Heather Crighton         Inception (1993)    Employed as an investment
                                                                             professional at Schroder since
                                                                             1992.  Ms. Crighton is also a Vice
                                                                             President of the Trust, and a
                                                                             Director and a First Vice
                                                                             President of Schroder.
     -------------------------- ------------------------ ------------------- ------------------------------------


     -------------------------- ------------------------ ------------------- ------------------------------------


                                Donald M. Farquharson    1998                Employed as an investment
                                                                             professional at Schroder since
                                                                             1988.  Mr. Farquharson is a First
                                                                             Vice President of Schroder.
     -------------------------- ------------------------ ------------------- ------------------------------------


                           INTERESTHOLDER INFORMATION

HOW PORTFOLIO INTERESTS ARE PRICED


Each Portfolio calculates the net asset value of its Portfolio Interests by dividing the total value of its assets less its liabilities by the number of Portfolio Interests outstanding. Portfolio Interests are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open (a "Business Day"). The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. The Portfolios value all other securities and assets at their fair values as determined by the Board of Trustees. All assets and liabilities of a Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Portfolio's Portfolio Interests is calculated. Because certain of the securities in which a Portfolio may invest may trade on days on which the Portfolios do not price their Portfolio Interests, the net asset value of the Portfolio Interests may change on days when Interestholders will not be able to purchase or redeem their Portfolio Interests.


PURCHASE OF PORTFOLIO INTERESTS

Portfolio Interests are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Portfolio Interests are sold at a Portfolio's net asset value next determined after an order is received, without a sales load. The Placement Agent receives no compensation for its services.

Registered investment companies are not subject to a minimum initial or subsequent investment amount. For other qualified investors, the minimum initial investment amount is $2 million, and there is no minimum subsequent investment amount. Investments must be made in federal funds (I.E., monies credited to the account of the Trust's custodian by a Federal Reserve Bank). Minimum investment amounts may be waived at the discretion of Schroder.

If the Placement Agent has accepted your completed Subscription Agreement, you may transmit purchase payments by Federal Reserve Bank wire directly to the Portfolio as follows:

                  The Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Shareholder Services, LLC
                  Account No.: 910-2-783645
                  Ref.:  [Name of Portfolio]
                  Account of: [Interestholder name]
                  Account Number: [Interestholder account number]

The wire order must specify the Portfolio's name, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If your initial investment is by wire, your completed Subscription Agreement must be received and accepted by the Placement Agent, who will assign you an Interestholder account number and activate your account. Wire orders received prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each Business Day are processed at the net asset value determined as of that day. Wire orders received after that time are processed at the net asset value next determined thereafter. The Trust reserves the right to cease accepting investments in a Portfolio at any time or to reject any Subscription Agreement or investment order.

PURCHASING INTERESTS IN EXCHANGE FOR SECURITIES


Portfolio Interests may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Portfolio in question and have a readily ascertainable value.) If a Portfolio receives securities from an investor in exchange for Portfolio Interests, the Portfolio will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Portfolio's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Portfolio Interestholders. Schroder reserves the right to reject any particular investment. Securities accepted by Schroder will be valued in the same manner as are the Trust's portfolio securities at the next determination of the Portfolio's' net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Portfolio and must be delivered to the Portfolio upon receipt by the investor. Investors may realize a gain or loss upon the exchange for federal income tax purposes. If you are interested in purchases through exchange, please telephone the Trust at (800) 290-9826.


REDEMPTION OF PORTFOLIO INTERESTS

You may redeem all or any portion of your investment in a Portfolio at the net asset value next determined after the you deliver a redemption request in proper form to the Trust. Redemption proceeds are normally paid by each Portfolio in federal funds on the Business Day after the withdrawal is effected but, in any event, within seven calendar days. Investments in a Portfolio may not be transferred. The right of redemption may not be suspended nor may the payment dates be postponed for more than seven days except when the New York Stock Exchange is closed (or when trading on the

New York Stock Exchange is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency or other circumstances as determined by the Securities and Exchange Commission.

Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern time) on each Business Day. Redemption requests that are received prior to the closing of the New York Stock Exchange are processed at the net asset value next determined on that day. Redemption requests that are received after the closing of the Exchange are processed at the net asset value next determined thereafter. Redemption requests must include the name of the Interestholder, the Portfolio's name, the dollar amount or number of Portfolio Interests to be redeemed, Interestholder account number, and the signature of the holder designated on the account.

Written redemption requests may be sent to the Trust at the following address:

                  [Name of Portfolio]
                  P.O. Box 446
                  Portland, Maine 04112

Telephone redemption requests may be made by telephoning the Trust at (800) 344-8332. A telephone redemption may be made only if the telephone redemption privilege option has been elected on the Subscription Agreement or otherwise in writing, and the Interestholder has obtained a password from the Trust's Placement Agent. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Trust's Placement Agent to confirm that telephone instructions are genuine. The Placement Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but either may be liable if it does not follow these procedures. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If an Interestholder cannot reach the Placement Agent by telephone, redemption requests may be mailed or hand-delivered to the Placement Agent.


Redemption proceeds normally are paid in cash. If you paid for your Portfolio Interests by check, you will not be sent redemption proceeds until the check you used to pay for the Portfolio Interests has cleared, which may take up to 15 calendar days from the purchase date.


Redemptions from a Portfolio may be made wholly or partially in portfolio securities, however, if the Trust's Board of Trustees determines that payment in cash would be detrimental to the best interests of Interestholders. The Trust has filed an election with the Securities and Exchange Commission pursuant to which each Portfolio will only consider effecting a redemption in portfolio securities if an Interestholder is redeeming more than $250,000 or 1% of the Portfolio's net asset value, whichever is less, during any 90-day period.

TAXES

Neither Portfolio is required to pay federal income taxes on its ordinary income and capital gain because each Portfolio is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Portfolio are deemed to "pass through" to its Interestholders, regardless of whether such interest, dividends or gains are distributed by the Portfolio or the Portfolio realizes losses.

Under each Portfolio's operational method, it is not subject to any federal income tax. However, each Interestholder in a Portfolio will be taxed on its proportionate share (as determined in accordance with the Trust's Trust Instrument and the Internal Revenue Code) of the Portfolio's ordinary income and capital gain, to the extent that the Interestholder is subject to tax on its income. The Trust will inform Interestholders of each Portfolio of the amount and nature of such income or gain.

The foregoing discussion relates only to federal income tax law. Income from a Portfolio also may be subject to foreign, state and local taxes, and the treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Interestholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.


                                OTHER INFORMATION

CAPITAL STRUCTURE


The Trust was organized as a business trust under the laws of the State of Delaware on September 7, 1995. Under the Trust Instrument, the Trustees are authorized to issue interests in separate series of the Trust. The Trust currently has eight series (including the two Portfolios described in this Memorandum). The Trust reserves the right to create additional series.


Each Interestholder in a Portfolio is entitled to participate equally in the Portfolio's earnings and assets and to a vote in proportion to the amount of its investment in the Portfolio. Investments in a Portfolio have no preemptive or conversion rights and are fully paid and non-assessable. Upon liquidation of a Portfolio, Interestholders will be entitled to share pro rata in the Portfolio's net assets available for distribution to Interestholders.

RESTRICTIONS ON TRANSFER

Transfer of Portfolio Interests will be subject to the restrictions set forth in the Subscription Agreement and in the Trust Instrument. These documents provide that no sale or other transfer of Portfolio Interests may be made by an Interestholder unless such sale or other transfer is exempt from registration under the 1933 Act and other applicable legislation and that the consent of the other Interestholders of a Portfolio will be required for any such sale or other transfer of Portfolio Interests, other than redemptions.

STATEMENT OF ADDITIONAL INFORMATION

Further information about each Portfolio is contained in the Trust's Statement of Additional Information relating to the Portfolios, which is available from the Placement Agent and is incorporated herein by reference.

YEAR 2000


Each of the Portfolios receives services from its investment adviser, administrator, subadministrator, placement agent, transfer agent, custodian and other providers that rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999. Schroder is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem. In addition, there can be no assurance that the Year 2000 problem will not have an adverse impact on companies and other issuers in which the Portfolios invest or on the securities markets generally, which may reduce the value of the Portfolios' investments.

                                     PART A

Schroder Emerging Markets Fund Institutional Portfolio.

                    CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
--------------------------------------------------------------------------------

                             SCHRODER CAPITAL FUNDS

             SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO


                                  MARCH 1, 1999

Schroder Capital Funds (the "Trust"), acting through Forum Fund Services, LLC (the "Placement Agent"), is making a private placement of shares of beneficial interest ("Portfolio Interests") in separate series of the Trust, each with a distinct investment objective and policies. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Trust offers eight Portfolios, one of which, Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), is described in this Confidential Private Placement Memorandum (the "Memorandum").

Schroder Capital Management International Inc. ("Schroder") manages the Portfolio. Portfolio Interests are offered by the Placement Agent solely in private placement transactions to qualified investors subject to the terms contained in this Memorandum.

THE PORTFOLIO INTERESTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THE PORTFOLIO INTERESTS MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS THAT ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE PORTFOLIO INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE.

NEITHER THE U.S. SECURITIES EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


GENERAL CONSIDERATIONS
         Offering to Accredited Investors....................................................1
         Confidential Memorandum.............................................................1
         Private Placement in the United States..............................................1
1
SUMMARY INFORMATION..........................................................................2

OTHER INVESTMENT STRATEGIES AND RISKS
         Risks Of Investing In The Portfolio.................................................4
         Other Investment Strategies and Techniques and theCorresponding Risks...............6

MANAGEMENT OF THE PORTFOLIO..................................................................8

INTERESTHOLDER INFORMATION
         How the Portfolio Interests are Priced..............................................9
         Purchase of Portfolio Interests.....................................................10
         Purchasing Interests in Exchange for Securities.....................................11
         Redemption of Portfolio Interests...................................................11
         Taxes...............................................................................12

OTHER INFORMATION
         Capital Structure...................................................................12
         Restrictions on Transfer............................................................13
         Statement of Additional Information.................................................13
         Year 2000...........................................................................13


                             GENERAL CONSIDERATIONS

OFFERING TO ACCREDITED INVESTORS

The Trust, through the Placement Agent, is making a private placement of Portfolio Interests in the Portfolio to a limited number of U.S. institutional investors that are "accredited investors" within the meaning of Rule 501 of Regulation D under the 1933 Act each, (each, an "Accredited Investor").

No sale of Portfolio Interests will be made in the United States or to any U.S. Person (as such terms are defined in Regulation S under the 1933 Act) that does not execute and deliver, for the benefit of the Trust and the Placement Agent, a Subscription Agreement (the "Subscription Agreement") completed in a manner acceptable to the Trust and the Placement Agent.

Portfolio Interests are being offered subject to prior sale and to withdrawal, cancellation or modification of the offering. The Trust and the Placement Agent reserve the right to accept or reject any offer to purchase Portfolio Interests at any time prior to the termination of the offering.

CONFIDENTIAL MEMORANDUM

This Memorandum is confidential and has been prepared and submitted for use solely in connection with the consideration of the purchase of Portfolio Interests in the Portfolio by a limited group of sophisticated accredited investors in a private placement. You should not use it for any other purpose, and it should not be reproduced or transferred to any other person without the consent of the Trust and the Placement Agent. By accepting delivery of this Memorandum, you agree to return it and all related documents to the Placement Agent in the event you do not purchase any Portfolio Interests in the Portfolio.

No person has been authorized to give any information or to make any representations other than those contained in this Memorandum and the Trust's Statement of Additional Information relating to the Portfolio (the "SAI"), which is available from the Placement Agent and incorporated herein by reference, and the Subscription Agreement in connection with the offering and sale of Portfolio Interests. You should not rely upon any other information or representations as having been authorized by the Trust or the Placement Agent. The information contained in this Memorandum and the SAI is correct as of the date hereof, but may change subsequent to the date hereof.

The contents of this Memorandum and the SAI should not be considered to be legal or tax advice and you should consult with your own legal counsel and advisers as to all matters concerning an investment in the Portfolio. You must rely on your own evaluation of the investment and the terms of the offering, including the merits and risks involved, in making an investment decision with respect to the Portfolio.

PRIVATE PLACEMENT IN THE UNITED STATES

The Portfolio Interests are not being registered under the 1933 Act or under any of the securities laws of any state or other political subdivision of the United States in reliance upon the offering and sale being exempt from registration in the United States as a private placement. Accordingly, the Portfolio Interests are offered only to investors who have the qualifications necessary to permit the Portfolio Interests to be sold in reliance upon the private placement exemption. You and your advisors must have such knowledge and experience in business and financial matters as will enable you to evaluate the merits and risks of a proposed investment in the Portfolio and to bear the economic risk of the investment. In the Subscription Agreement, you must confirm that you are purchasing the Portfolio for investment purposes only and not with a view to, or for resale in connection with, any distribution or other disposition of the Portfolio Interests and you must represent that you are an Accredited Investor.


Neither this Memorandum, the SAI nor the Subscription Agreement constitutes an offer to sell or the solicitation of an offer to buy Portfolio Interests in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. In addition, this Memorandum constitutes an offer only if a Memorandum Identification Number appears in red ink in the appropriate space on the cover hereof.


                               SUMMARY INFORMATION

The following summary identifies the Portfolio's investment objective, principal investment strategies, and principal risks. The investment objective of the Portfolio may be changed only with approval of the Portfolio's investors ("Interestholders"). The policies of the Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the Interestholders.

There is no assurance that the Portfolio will achieve its stated objective. Further information about the Portfolio is contained in the SAI.


SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

INVESTMENT OBJECTIVE. To seek long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe.

PRINCIPAL INVESTMENTS. The Portfolio normally invests at least 65% of its assets in securities of companies determined by Schroder to be "emerging market" issuers. The Portfolio may invest the remaining 35% of its assets in securities of issuers located anywhere in the world. The Portfolio may invest in equity or debt securities of any kind. The Portfolio is non-diversified.

INVESTMENT STRATEGIES. The Portfolio invests primarily in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Southeast Asia, Latin America, Eastern and Southern Europe, and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Economies currently in the Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Portfolio's investments. There is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country.

The Portfolio invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder takes into account the risk of local political and/or economic instability and the liquidity of local markets. Securities generally are sold when they reach fair valuation or when significantly more attractive investment candidates become available.

The Portfolio also may do the following:

o Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.

o Invest up to 35% of its assets in debt securities, including lower-quality, high-yielding debt securities (commonly known as "junk bonds"), which entail certain risks.

PRINCIPAL RISKS.

o EMERGING MARKETS. The Portfolio may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies and securities markets.

o FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

o SMALL COMPANIES. The Portfolio invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

o GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Portfolio invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

o NON-DIVERSIFIED MUTUAL FUND. The Portfolio is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Portfolio focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

o EQUITY SECURITIES. Another risk of investing in the Portfolio is the risk that the value of the equity securities in which the Portfolio invests will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

o DEBT SECURITIES. The Portfolio invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

o JUNK BONDS. Securities rated below investment grade ("junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Portfolio may become more volatile.

                      OTHER INVESTMENT STRATEGIES AND RISKS

The Portfolio may not achieve its investment objective in all circumstances. The following provides more detail about the Portfolio's principal risks and the circumstances, which could adversely affect the value of Portfolio Interests or their total return. You could lose money by investing.

RISKS OF INVESTING IN THE PORTFOLIO

EMERGING MARKETS. The Portfolio intends to invest a substantial portion of its assets in securities of issuers in emerging market countries. An issuer will be considered to be an emerging market issuer if Schroder determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries.

The prices of securities of issuers in emerging market countries are subject to greater volatility than those of issuers in more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect those countries' economies and securities markets.

INVESTMENT IN ASIA. Certain Asian markets have experienced devaluation and/or significant volatility during the past several years. Schroder cannot predict whether, when and to what extent the Asian markets will recover. To the extent that the Portfolio focuses its investments in any Asian countries, the Portfolio will be susceptible to adverse political, economic and market developments in those countries.

FOREIGN SECURITIES. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Portfolio's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity is unable or unwilling to meet its obligations on the securities, the Portfolio may have limited recourse available to it. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries.

If the Portfolio purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, although at times most of the Portfolio's income may be received or realized in these currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Portfolio's income has been earned and translated into U.S. dollars but before payment to Interestholders, the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if the Portfolio incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Portfolio would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Portfolio incurred the expense. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Special tax considerations apply to foreign securities. In determining whether to invest in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Portfolio and its Interestholders. Income received by the Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Portfolio will reduce its income available for distribution to Interestholders. In certain circumstances, the Portfolio may be able to pass through to Interestholders credits for foreign taxes paid.

DEBT SECURITIES. The Portfolio may invest in debt securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest. Additionally, the Portfolio may invest in lower-quality, high-yielding debt securities, commonly known as junk bonds. Lower-rated debt securities are predominantly speculative and tend to be more susceptible than other debt securities to adverse changes in the financial condition of the issuer, general economic conditions, or an unanticipated rise in interest rates, which may affect an issuer's ability to pay interest and principal. This would likely make the values of the securities held by the Portfolio more volatile and could limit the Portfolio's ability to liquidate its securities. Changes by recognized rating services in their ratings of any fixed-income security and in the perceived ability of an issuer to make payments of interest and principal also may affect the value of these investments.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES AND THE CORRESPONDING RISKS

In addition to the principal investment strategies described in the Summary Information section above, the Portfolio may at times use the strategies and techniques described below, which involve certain special risks. This Memorandum does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Portfolio. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Portfolio's adviser.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Portfolio assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic and financial conditions, which may be difficult to predict. The Portfolio may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

In particular, the Portfolio may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Portfolio contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

From time to time, the Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). The Portfolio may also engage in "proxy" hedging, whereby the Portfolio would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

Schroder may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Portfolio to the risk that the counterparty is unable to perform.

The Portfolio incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of the Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contracts, the Portfolio may engage in foreign currency exchange transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will utilize hedging transactions at any time.

SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. The Portfolio may lend portfolio securities to broker-dealers up to one-quarter of the Portfolio's total assets. The Portfolio may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. The Portfolio may also enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio may invest in other investment companies or pooled vehicles, including closed-end funds that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, the Portfolio may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, the Portfolio would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.

DERIVATIVE INVESTMENTS. Instead of investing directly in the types of portfolio securities described in the Summary Information, the Portfolio may buy or sell a variety of "derivative" investments to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. These may include options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Portfolio will be unable to close out the position at any particular time or at an acceptable price.

ZERO-COUPON BONDS. The Portfolio may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risks than bonds that pay interest currently.

PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Portfolio, on which Interestholders pay tax.

TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its Interestholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternate strategies. One risk of taking such temporary defensive positions is that the Portfolio may not achieve its investment objective.

OTHER INVESTMENTS. The Portfolio may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Memorandum. These securities and techniques may subject the Portfolios to additional risks. Please see the SAI for additional discussion about the securities and investment techniques described in this Memorandum and about additional techniques and strategies that may be used by the Portfolios.


                           MANAGEMENT OF THE PORTFOLIO

A Board of Trustees governs the Trust, which has retained Schroder to manage the investments of the Portfolio. Subject to the control of the Trustees, Schroder also manages the Portfolio's other affairs and business. Schroder has served as investment adviser to the Portfolio since inception.

Schroder has been an investment manager since 1962 and serves as an investment adviser to a broad range of institutional investors. As of December 31, 1998,
Schroder,   together  with  its  United  Kingdom
affiliate, Schroder Capital Management International Limited, had approximately $27.1 billion in assets under management.

INVESTMENT ADVISORY FEES PAID BY THE PORTFOLIO. For the fiscal year ended October 31, 1998, the Portfolio paid investment advisory fees to Schroder at the annual rate (based on the average net assets of the Portfolio) of 1.00%. Schroder is contractually obligated to waive 0.15% of the advisory fees payable by the Portfolio. This waiver shall remain in effect until the Trust's Board of Trustees approves its elimination.

EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Portfolio's expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Portfolio expenses) until October 31, 1999 to the extent that the Portfolio's total operating expenses exceed the annual rate (based on the average net assets of the Portfolio) of 1.18%.

PORTFOLIO MANAGERS. An investment manager or an investment team generally makes Schroder's investment decisions for the Portfolio, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Portfolio since the years shown below. Their recent professional experience is also shown.

----------- ---------------------------------- ------------------------- ------------------------------------------- ----------

            Portfolio Manager                  Since                     Recent Professional Experience
----------- ---------------------------------- ------------------------- ------------------------------------------- ----------
----------- ---------------------------------- ------------------------- ------------------------------------------- ----------

            John Troiano                       Inception (1995)          Employed as an investment professional at
                                                                         Schroder since 1986.  Mr. Troiano is the
                                                                         Chief Executive and director of Schroder,
                                                                         and a Vice President of the Trust and of
                                                                         Schroder Capital Funds (Delaware).
----------- ---------------------------------- ------------------------- ------------------------------------------- ----------
----------- ---------------------------------- ------------------------- ------------------------------------------- ----------

            Heather Crighton                   Inception (1995)          Employed as an investment professional at
                                                                         Schroder since 1993.  Ms. Crighton is a
                                                                         director and a First Vice President of
                                    Schroder.
----------- ---------------------------------- ------------------------- ------------------------------------------- ----------
----------- ---------------------------------- ------------------------- ------------------------------------------- ----------

            Mark Bridgeman                     Inception (1995)          Employed as an investment professional at
                                                                         Schroder since 1990.  Mr. Bridgeman is a
                                                                         First Vice President of Schroder.
----------- ---------------------------------- ------------------------- ------------------------------------------- ----------

                           INTERESTHOLDER INFORMATION

HOW PORTFOLIO INTERESTS ARE PRICED

The Portfolio calculates the net asset value of its Portfolio Interests by dividing the total value of its assets less its liabilities by the number of Portfolio Interests outstanding. Portfolio Interests are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open a "Business Day"). The Trust expects that days, other than weekdays, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents' Day Good Friday, memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Portfolios value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Portfolios value all other securities at their fair values as determined by the Board of Trustees. All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Portfolio's Portfolio Interests is calculated. Because certain of the securities in which the Portfolio may invest may trade on days on which the Portfolio does not price its Portfolio Interests, the net asset value of the Portfolio's Interests may change on days when Interestholders will not be able to purchase or redeem their Portfolio Interests.

PURCHASE OF PORTFOLIO INTERESTS

Portfolio Interests are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Portfolio Interests are sold at a Portfolio's net asset value next determined after an order is received, without a sales load. The Placement Agent receives no compensation for its services.

Registered investment companies are not subject to a minimum initial or subsequent investment amount. For other qualified investors, the minimum initial investment amount is $2 million, and there is no minimum subsequent investment amount. Investments must be made in federal funds (I.E., monies credited to the account of the Trust's custodian by a Federal Reserve Bank). Minimum investment amounts may be waived at the discretion of Schroder.

If the Placement Agent has accepted your completed Subscription Agreement, you may transmit purchase payments by Federal Reserve Bank wire directly to the Portfolio as follows:

                  The Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Shareholder Services, LLC
                  Account No.: 910-2-783645
                  Ref.: Schroder Emerging Markets Fund Institutional Portfolio Account of: [Interestholder name]
                  Account Number: [Interestholder account number]

The wire order must specify the Portfolio's name, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If your initial investment is by wire, your completed Subscription Agreement must be received and accepted by the Placement Agent, who will assign you an Interestholder account number and activate your account. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each Business Day are processed at the net asset value determined as of that day. Wire orders received after the closing of the New York Stock Exchange are processed at the net asset value next determined thereafter. The Trust reserves the right to cease accepting investments in the Portfolio at any time or to reject any Subscription Agreement or investment order.

PURCHASING INTERESTS IN EXCHANGE FOR SECURITIES

Portfolio Interests may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Portfolio in question and have a readily ascertainable value.) If the Portfolio receives securities from an investor in exchange for Portfolio Interests, the Portfolio will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Portfolio's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Portfolio's Interestholders. Schroder reserves the right to reject any particular investment. Securities accepted by Schroder will be valued in the same manner as are the Trust's portfolio securities at the next determination of the Portfolio's net asset value. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Portfolio and must be delivered to the Portfolio upon receipt by the investor. Investors may realize a gain or loss upon the exchange for federal income tax purposes. If you are interested in purchases through exchange, please telephone the Trust at (800) 290-9826.

REDEMPTION OF PORTFOLIO INTERESTS

You may redeem all or any portion of your investment in the Portfolio at the net asset value next determined after the you deliver a redemption request in proper form to the Trust. Redemption proceeds are normally paid by the Trust in federal funds on the Business Day after the withdrawal is effected but, in any event, within seven calendar days. Investments in the Portfolio may not be transferred. The right of redemption may not be suspended nor may the payment dates be postponed for more than seven days except when the New York Stock Exchange is closed (or when trading on the New York Stock Exchange is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency or other circumstances as determined by the Securities and Exchange Commission.

Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern time) on each Business Day. Redemption requests that are received prior to the closing of the New York Stock Exchange are processed at the net asset value next determined on that day. Redemption requests that are received after the closing of the Exchange are processed at the net asset value next determined thereafter. Redemption requests must include the name of the Interestholder, the Portfolio's name, the dollar amount or number of Portfolio Interests to be redeemed, Interestholder account number, and the signature of the holder designated on the account.

Written redemption requests may be sent to the Trust at the following address:

                  Schroder Emerging Markets Fund Institutional Portfolio P.O. Box 446
                  Portland, Maine 04112

Telephone redemption requests may be made by telephoning the Trust at (800) 344-8332. A telephone redemption may be made only if the telephone redemption privilege option has been elected on the Subscription Agreement or otherwise in writing, and the Interestholder has obtained a password from the Trust's Placement Agent. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Trust's Placement Agent to confirm that telephone instructions are genuine. The Placement Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but either may be liable if it does not follow these procedures. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If an Interestholder cannot reach the Placement Agent by telephone, redemption requests may be mailed or hand-delivered to the Placement Agent.

Redemption proceeds normally are paid in cash. If you paid for your Portfolio Interests by check, you will not be sent redemption proceeds until the check you used to pay for the Portfolio Interests has cleared, which may take up to 15 calendar days from the purchase date.

Redemptions from the Portfolio may be made wholly or partially in portfolio securities, however, if the Trust's Board of Trustees determines that payment in cash would be detrimental to the best interests of Interestholders. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Portfolio will only consider effecting a redemption in portfolio securities if an Interestholder is redeeming more than $250,000 or 1% of the Portfolio's net asset value, whichever is less, during any 90-day period.

TAXES

The Portfolio is not required to pay federal income taxes on its ordinary income and capital gain because the Portfolio is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of the Portfolio are deemed to "pass through" to its Interestholders, regardless of whether such interest, dividends or gains are distributed by the Portfolio or the Portfolio realizes losses.

Under the Portfolio's operational method, it is not subject to any federal income tax. However, each Interestholder in the Portfolio will be taxed on its proportionate share (as determined in accordance with the Trust's Trust Instrument and the Internal Revenue Code) of the Portfolio's ordinary income and capital gain, to the extent that the Interestholder is subject to tax on its income. The Trust will inform Interestholders of the Portfolio of the amount and nature of such income or gain.

The foregoing discussion relates only to federal income tax law. Income from the Portfolio also may be subject to foreign, state and local taxes, and the treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Interestholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.


                                OTHER INFORMATION

CAPITAL STRUCTURE

The Trust was organized as a business trust under the laws of the State of Delaware on September 7, 1995. Under the Trust Instrument, the Trustees are authorized to issue interests in separate series of the Trust. The Trust currently has eight series (one being the Portfolio described in this Memorandum). The Trust reserves the right to create additional series.

Each Interestholder in the Portfolio is entitled to participate equally in the Portfolio's earnings and assets and to a vote in proportion to the amount of its investment in the Portfolio. Investments in the Portfolio have no preemptive or conversion rights and are fully paid and non-assessable. Upon liquidation of the Portfolio, Interestholders will be entitled to share pro rata in the Portfolio's net assets available for distribution to Interestholders.

RESTRICTIONS ON TRANSFER

Transfers of Portfolio Interests will be subject to the restrictions set forth in the Subscription Agreement and in the Trust Instrument. These provide that no sale or other transfer of Portfolio Interests may be made by an Interestholder unless such sale or other transfer is exempt from registration under the 1933 Act and other applicable legislation, and that the consent of the other Interestholders of the Portfolio will be required for any such sale or other transfer of Portfolio Interests, other than redemptions.

STATEMENT OF ADDITIONAL INFORMATION

Further information about the Portfolio is contained in the Trust's Statement of Additional Information relating to the Portfolio, which is available from the Placement Agent and is incorporated herein by reference.

YEAR 2000

Each of the Portfolios receives services from its investment adviser, administrator, subadministrator, placement agent, transfer agent, custodian and other providers that rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999. Schroder is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem. In addition, there can be no assurance that the Year 2000 problem will not have an adverse impact on companies and other issuers in which the Portfolios invest or on the securities markets generally, which may reduce the value of the Portfolios' investments.

                                     PART B

Schroder International Equity Fund, Schroder EM Core Portfolio, Schroder International Smaller Companies Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio

                                FORM N-1A PART B

                CONFIDENTIAL STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


                             SCHRODER CAPITAL FUNDS
                         INTERNATIONAL EQUITY PORTFOLIO
                           SCHRODER EM CORE PORTFOLIO
               SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
                    SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
                        SCHRODER GLOBAL GROWTH PORTFOLIO


                                  MARCH 1, 1999

Schroder Capital Funds (the "Trust"), acting through Forum Fund Services, LLC (the "Placement Agent"), is making a private placement of shares of beneficial interest ("Portfolio Interests") in separate series, each with a distinct investment objective and policies. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Trust offers eight series, five of which (each a "Portfolio") are described in this Statement of Additional Information (the "SAI"): International Equity Fund, Schroder EM Core Portfolio, Schroder International Smaller Companies Portfolio, Schroder U.S. Smaller Companies Portfolio, and Schroder Global Growth Portfolio.

Schroder Capital Management International Inc. manages each Portfolio. Portfolio Interests are offered by the Placement Agent solely in private placement transactions to qualified investors subject to the terms contained in the Trust's Confidential Private Placement Memorandum (the "Memorandum") dated March 1, 1999 relating to the five Portfolios.

This SAI is not a Memorandum and is authorized for distribution only when accompanied or preceded by the Private Placement Memorandum. This SAI contains information that may be useful to investors in a Portfolio ("Interestholders") but which is not included in the Memorandum. You may obtain free copies of the Memorandum by calling the Trust at (800) 730-2932 or the Placement Agent at
(207) 879-1900.

Certain disclosure has been incorporated by reference into this SAI from the Portfolios' annual reports. For a free copy of the annual reports, please call
(800) 730-2932.

THE PORTFOLIO INTERESTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THE PORTFOLIO INTERESTS MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS THAT ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE PORTFOLIO INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE.

                                TABLE OF CONTENTS

TRUST HISTORY...................................................................


PORTFOLIO CLASSIFICATION........................................................

CAPITALSTOCK AND OTHER SECURITIES...............................................


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS.......................

INVESTMENT RESTRICTIONS.........................................................

TRUSTEES AND OFFICERS...........................................................

SCHRODER AND ITS AFFILIATES.....................................................

INVESTMENT ADVISORY AGREEMENTS..................................................

ADMINISTRATIVE SERVICES.........................................................


PLACEMENT AGENT.................................................................

PORTFOLIOACCOUNTING.............................................................


BROKERAGE ALLOCATION AND OTHER PRACTICES........................................

DETERMINATION OF NET ASSET VALUE................................................

REDEMPTIONS IN KIND.............................................................

TAXES...........................................................................


PRINCIPAL HOLDERS OF PORTFOLIO INTERESTS........................................


PERFORMANCE INFORMATION.........................................................

CUSTODIAN.......................................................................

INDEPENDENT AUDITORS............................................................


LEGAL COUNSEL...................................................................

INTERESTHOLDER LIABILITY........................................................


FINANCIAL STATEMENTS............................................................


APPENDIX A......................................................................


APPENDIX B

                             SCHRODER CAPITAL FUNDS
                CONFIDENTIAL STATEMENT OF ADDITIONAL INFORMATION


                                  TRUST HISTORY


The Trust was organized as a Delaware business trust on September 7, 1995. The Trust's Trust Instrument, which is governed by Delaware law, is on file with the Secretary of State of the State of Delaware.


                            PORTFOLIO CLASSIFICATION

Each of the five Portfolios described in and offered pursuant to the Memorandum and this SAI has distinct investment objectives and policies. Each Portfolio other than Schroder EM Core Portfolio is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of a Portfolio's total assets, the Portfolio may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities). None of the diversified Portfolios is subject to this limitation with respect to the remaining 25% of its total assets. Schroder EM Core Portfolio is a "non-diversified" investment company under the 1940 Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent a Portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.


                       CAPITAL STOCK AND OTHER SECURITIES

Under the Trust Instrument of the Trust, the Trustees are authorized to issue shares of beneficial interest in separate series of the Trust. The Trust currently has eight series (five being the Portfolios described in this SAI), and the Trust reserves the right to create additional series.

Each Interestholder in a portfolio of the Trust (including the five Portfolios described in this SAI) is entitled to participate equally in the portfolio's earnings and assets and to a vote in proportion to the amount of its investment in the portfolio. Investments in a portfolio may not be transferred without the unanimous consent of the other Interestholders in the portfolio, but an Interestholder may withdraw all or any portion of its investment at any time at the next determined net asset value.

The Trust is not required, and has no current intention, to hold annual meetings of Interestholders, but the Trust will hold special meetings of Interestholders when in the Trustees' judgment it is necessary or desirable to submit matters for an Interestholder vote or when it is otherwise required under state law or the 1940 Act. Generally, portfolio interests are voted in the aggregate without reference to a particular portfolio, unless the Trustees determine that the matter affects only one portfolio or portfolio voting is required, in which case portfolio interests are voted separately by each portfolio. Upon liquidation of a portfolio, Interestholders will be entitled to share pro rata in the portfolio's net assets available for distribution to Interestholders.

            MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS


In addition to the principal investment strategies and the principal risks of the Portfolios described in the Memorandum, each Portfolio may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Portfolios, certain strategies or risks described below may not apply to a Portfolio. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Memorandum, under "Investment Restrictions" in this SAI, or by applicable law, a Portfolio may engage in each of the practices described below.


CERTAIN DERIVATIVE INSTRUMENTS


Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, each Portfolio may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices and options on futures contracts. These transactions may be used by a Portfolio for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Portfolios may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."


OPTIONS


Each Portfolio may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

COVERED PUT OPTIONS. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

A Portfolio may also purchase put and call options to enhance its current return. A Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

OPTIONS ON FOREIGN SECURITIES. A Portfolio may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Portfolio will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Portfolios' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolios and other clients of Schroder may be considered such a group. These position limits may restrict the Portfolios' ability to purchase or sell options on particular securities.

As described below, each Portfolio generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Portfolio. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Portfolio will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio will treat over-the-counter options (and, in the case of options sold by the Portfolio, the underlying securities held by the Portfolio) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.


FUTURES CONTRACTS


In order to hedge against the effects of adverse market changes, each Portfolio that may invest in debt securities may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Portfolio may invest, and on indices of debt securities. In addition, each Portfolio that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Portfolio's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Portfolio enters into or terminates a futures contract, the Portfolio may realize a gain or loss.

FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities - assuming a "short" position - it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Portfolio's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position. On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Portfolio of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

A Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

INDEX FUTURES CONTRACTS AND OPTIONS. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Portfolio enters into and terminates an index futures transaction, the Portfolio may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If a Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

A Portfolio may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. A Portfolio may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Portfolio may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying debt security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.


SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS


LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Portfolio's securities, which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Portfolio's investments sought to be hedged.

Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions that could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which a Portfolio may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Portfolio's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Portfolio will engage in such transactions at any time or from time to time. A Portfolio's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

OTHER RISKS. Each Portfolio will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.


FORWARD COMMITMENTS


Each Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.


REPURCHASE AGREEMENTS


Each Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition as established by the Trustees of the Trust, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio that are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES


Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Portfolio will establish a segregated account in which it will maintain cash and U.S. government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF PORTFOLIO SECURITIES

A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Portfolio's portfolio securities loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with that Portfolio.

FOREIGN SECURITIES


Each Portfolio, with the exception of Schroder U.S. Smaller Companies Portfolio, may invest without limit in securities principally traded in foreign markets. Each Portfolio, other than Schroder U.S. Smaller Companies Portfolio, may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about an U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to foreign securities. In determining whether to invest in securities of foreign issuers, Schroder will consider the likely impact of foreign taxes on the net yield available to a Portfolio and its Interestholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to Interestholders.

FOREIGN CURRENCY TRANSACTIONS


Each Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Portfolio may engage in both "transaction hedging" and "position hedging."

When it engages in transaction hedging, a Portfolio enters into foreign currency transactions with respect to specific receivables or payables of that Portfolio generally arising in connection with the purchase or sale of its portfolio securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Portfolio are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.


The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency a Portfolio is obligated to deliver.

To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, a Portfolio may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities, which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will utilize hedging transactions at any time or from time to time.

A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.


CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade, which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions

(less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.


FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.


ZERO-COUPON SECURITIES


Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of Portfolio Interests of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than Portfolio Interests of other Portfolios of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

SHORT SALES


In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio also may engage in short sales if, at the time of the short sale, it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against-the-box." In such a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position is maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio does not engage in short sales against-the-box for speculative purposes but may, however, make a short sale as a hedge, when Schroder believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). There are certain additional transaction costs associated with short sales against-the-box, but Schroder endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. Under the Taxpayer Relief Act of 1997, activities by the Portfolio which lock-in gain on an appreciated financial instrument generally will be treated as a "constructive sale" of such instrument which will trigger gain (but not loss) for federal income tax purposes. Such activities may create taxable income in excess of the cash they generate.


TEMPORARY DEFENSIVE STRATEGIES


As described in the Memorandum, Schroder may at times judge that conditions in the securities markets make pursuing a Portfolio's basic investment strategies inconsistent with the best interests of its Interestholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Portfolio's assets. In implementing these "defensive" strategies, the Portfolio would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Portfolio will use these alternate strategies.

                             INVESTMENT RESTRICTIONS


         The Trust has adopted the following fundamental and non-fundamental investment restrictions for each Portfolio. A Portfolio's Fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Portfolio, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding Portfolio Interests and (2) 67% or more of the Portfolio Interests present at a meeting if more than 50% of the outstanding Portfolio Interests are represented at the meeting in person or by proxy. The non-fundamental investment policies described in the Memorandum and this SAI may be changed by the Trustees without Interestholder approval.

INTERNATIONAL EQUITY FUND

         International Equity Fund will not:

FUNDAMENTAL POLICIES:


1. Invest more than 5% of its assets in the securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities.

2. Purchase more than 10% of the voting securities of any one issuer.


3. Invest more than 10% of its assets in "illiquid securities" (securities that cannot be disposed of within seven days at their then-current value). For purposes of this limitation, "illiquid securities"
         includes, except in those circumstances described below: (1) "restricted securities," which are securities than cannot be resold to the public without registration under federal securities law; and (2) securities of issuers (together with all predecessors) having a record of less than three years of continuous operation.


4. Invest 25% or more of the value of its total assets in any one industry.


5.       Borrow money, except from banks for temporary emergency   purposes, and
         then only in an amount not exceeding 5% of the value of the total assets of the Portfolio.


6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of its total assets.

7.       Purchase securities on margin or sell short.

8.       Make investments for the purpose of exercising control or management.

9. Purchase or sell real estate (provided that the Portfolio may invest in securities issued by companies that invest in real estate or interests therein).

10. Make loans to other persons (provided that, for purposes of this restriction, entering into repurchase agreements, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan).

11. Invest in commodities, commodity contracts, other than foreign currency forward contracts, or oil, gas and other mineral resource, lease, or arbitrage transactions.


12. Write, purchase or sell options, puts, calls, straddles, spreads, or combinations thereof.

13. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).


14. Invest in warrants, valued at the lower of cost or market, to more than 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

15. Purchase more than 3% of the outstanding securities of any closed-end investment company. Any such purchase of securities issued by a closed-end investment company will otherwise be made in full compliance with Sections 12(d)(1)(A)(i), (ii) and (iii) of the 1940 Act.

NON-FUNDAMENTAL POLICY:

International Equity Fund will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by Schroder pursuant to guidelines adopted by the Trust's Board of Trustees. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

SCHRODER EM CORE PORTFOLIO

         Schroder Emerging Markets Portfolio will not:

FUNDAMENTAL POLICIES:

1. Purchase a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements covering U.S. Government securities, in securities issued by the states, territories or possessions of the U.S. or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Portfolio may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to one- third of the Portfolio's total assets.

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).


4. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.


5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6. Underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Portfolio may be deemed to be an underwriter.


7. Issue any class of senior securities except to the extent consistent with the 1940 Act.


NON-FUNDAMENTAL POLICIES:

1. The Portfolio is "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Portfolio may not purchase a security (other than a U.S. Government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Portfolio's total assets would be invested in the securities of any single issuer;
         (2) with respect to 50% of its assets, the Portfolio would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Portfolio's total assets would be invested in the securities of any single issuer.

2. For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchase securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities.


1 Invest more than 15% of its net assets in "illiquid securities", which include: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the Securities Act of 1933, as amended, ("restricted securities") that are not readily marketable. The Portfolio may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

3. The Portfolio will not make investments for the purpose of exercising control of an issuer. Investments by the Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4. The Portfolio will not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against-the-box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

6. The Portfolio will not purchase securities on margin, except that the Portfolio may use short-term credit for the clearance of its portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

7. The Portfolio will not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Portfolio's total assets.

SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO

FUNDAMENTAL POLICIES:

Schroder International Smaller Companies Portfolio will not:

1. With respect to 75% of it assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

2. Concentrate investments in any particular industry; therefore, the Portfolio will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Portfolio's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. An investment of more than 25% of the Portfolio's assets in the securities of issuers located in one country does not contravene this policy.


3. Borrow money in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.


4. Purchase or sell real estate, provided that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein.


5. Make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities or engaging in securities loans shall not be deemed to be the making of a loan.

6. Invest in commodities or commodity contracts other than forward foreign currency exchange contracts.

7. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

8.        Issue  senior  securities  except to the extent  permitted by the 1940
          Act.


NON-FUNDAMENTAL POLICY:

The Portfolio will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Portfolio in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Portfolio's investment in illiquid securities.

SCHRODER U.S. SMALLER COMPANIES PORTFOLIO

         Schroder U.S. Smaller Companies Portfolio will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Portfolio may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Portfolio might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3. Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4. Purchase securities on margin; however, the Portfolio may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies.

5. Purchase or write puts or calls except as permitted by any of its other fundamental policies.

6. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Portfolio's investment policies and restrictions permit it to purchase; the Portfolio may also make loans of portfolio securities and enter into repurchase agreements.

7. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Portfolio; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Portfolio or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies.


8. Invest in companies for the purpose of acquiring control or management thereof.

9. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs).

10. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

NON-FUNDAMENTAL POLICY:

The Portfolio will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Portfolio in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Portfolio's investment in illiquid securities.

SCHRODER GLOBAL GROWTH PORTFOLIO

         Schroder Global Growth Portfolio will not:

FUNDAMENTAL POLICIES:

1. With respect to 75% of its assets, purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer; or (2) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

2. Purchase a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in securities issued by the states, territories or possessions of the U.S. or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Portfolio may invest in one or more investment companies; provided that, except to the extent the Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to one third of the Portfolio's total assets.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. Underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of the Portfolio's assets, the Portfolio may be deemed to be an underwriter.

8. Issue any class of senior securities except to the extent consistent with 1940 Act.

NON-FUNDAMENTAL POLICIES

1. Invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Portfolio may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

2. For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions").

3. Make investments for the purpose of exercising control of an issuer. Investments by a Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4. Invest in securities of another investment company, except to the extent permitted by the 1940 Act.

5. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

6. Purchase securities on margin, except that a Portfolio may use short-term credit for the clearance of the Portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

7. Lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one third of the Portfolio's total assets.


                               -------------------

         All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


                              TRUSTEES AND OFFICERS


         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for each Portfolio and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Portfolios' other affairs and business.


         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below.


     David N. Dinkins, Trustee. 71. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.


     John I. Howell, Trustee. 82. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, Schroder Series Trust, and Schroder Series Trust II. Director, American International Life Assurance Company of New York. Private consultant since 1987.

     Peter S. Knight, Trustee. 48. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and
Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore `96.

     Peter E. Guernsey, Trustee. 77. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, Schroder Series Trust, and Schroder Series Trust II. Formerly, Senior Vice President, Marsh & McLennan, Inc.

     (*) Sharon L. Haugh, Trustee. 53. 787 Seventh Avenue, New York, New York. Chairman, Schroder Capital Management Inc. Executive Vice President and Executive Director, Schroder Capital Management International Inc. Chairman and Director, Schroder Fund Advisors Inc. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust.

     William L. Means, Trustee. 59. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II and Schroder Series Trust II. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

     Clarence F. Michalis, Trustee. 77. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

     Hermann C. Schwab, Trustee. 79. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

     (*) Mark J. Smith, President and Trustee of the Trust. 36. 787 Seventh Avenue, New York, New York. Director and Senior Vice President, Schroder Capital Management International Limited and Schroder Capital Management International Inc. Director, Schroder Investment Management Ltd., Schroder Fund Advisors Inc., and Schroder Japanese Warrant Fund Ltd. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust.Vice President, Schroder Series Trust II.

     Mark Astley, Vice President of the Trust. 34. 787 Seventh Avenue, New York, New York. First Vice President of Schroder Capital Management International Inc. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1987.

     Robert G. Davy, Vice President of the Trust. 37. 787 Seventh Avenue, New York, New York. Director of Schroder Capital Management International Inc. and Schroder Capital Management International Ltd. since 1994; First Vice President of Schroder Capital Management International Inc. since July 1992. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1986.

     Margaret H. Douglas-Hamilton, Vice President of the Trust. 57. 787 Seventh Avenue, New York, New York. Director and Secretary of Schroder Capital Management Inc.

     Richard R. Foulkes, Vice President of the Trust. 53. 787 Seventh Avenue, New York, New York. Deputy Chairman of Schroder Capital Management International Inc. since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

-------------------------
(*) Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

     John Y. Keffer, Vice President of the Trust. 56. Two Portland Square, Portland, Maine. President of Forum Fund Services, LLC, the Portfolio's
placement  agent,  and other  affiliated  entities  including  Forum  Accounting
Services, LLC, Forum Administrative Services, LLC, and Forum Investment Advisors, LLC.


     Michael Perelstein, Vice President of the Trust. 43. 787 Seventh Avenue, New York, New York. Director since May 1997 and Senior Vice President of Schroder Capital Management International Inc. since January 1997. Formerly, Managing Director of MacKay - Shields Financial Corp.

     Catherine A. Mazza, Vice President of the Trust. 39. 787 Seventh Avenue, New York, New York. First Vice President, Schroder Capital Management International Inc. and Schroder Capital Management Inc. President, Schroder Fund Advisors Inc. Vice President, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Formerly, Vice President, Alliance Capital Management L.P.

     Alexandra Poe, Secretary and Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Vice President, Schroder Capital Management International Inc. Senior Vice President, Secretary, and General Counsel, Schroder Fund Advisors Inc. Vice President and Secretary, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Assistant Secretary, Schroder Series Trust II. Formerly, Attorney, Gordon, Altman,Butowsky, Weitzen, Shalov & Wein; Vice President and Counsel, Citibank, N.A.

     Jane E. Lucas, Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Senior Vice President, Schroder Capital Management International Inc.

     Fergal Cassidy, Treasurer and Principal Financial and Accounting Officer of the Trust. 29. 787 Seventh Avenue, New York, New York. Vice President and Treasurer, Schroder Capital Management Inc. Vice President and Comptroller, Schroder Capital Management International Inc. Treasurer and Chief Financial Officer, Schroder Fund Advisors Inc. Assistant Treasurer, Schroder Series Trust. Formerly, Senior Accountant, Concurrency Management Corp.

     Alan Mandel, Assistant Treasurer of the Trust. 41. 787 Seventh Avenue, New York, New York. First Vice President of Schroder Capital Management
International Inc. since September 1998. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management; Chief Financial Officer and Vice President of Mutual Capital Management.

     Carin Muhlbaum, Assistant Secretary of the Trust. 36. Vice President of Schroder Capital Management International Inc. since 1998. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.


     Nicholas Rossi, Assistant Secretary of the Trust. 35. 787 Seventh Avenue, New York, New York. Associate of Schroder Capital Management International Inc. since October 1997 and Assistant Vice President of Schroder Fund Advisors Inc. since March 1998. Formerly, Mutual Fund Specialist, Willkie Farr & Gallagher; Fund Administrator, Furman Selz LLC since 1992.

     Thomas G. Sheehan, Assistant Treasurer and Assistant Secretary of the Trust. 44. Two Portland Square, Portland, Maine. Relationship Manager and Counsel, Forum Financial Services, Inc. since 1993. Formerly, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

     John A. Troiano, Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Director of Schroder Capital Management Inc. since April 1997; Chief Executive Officer, since July 1, 1997, of Schroder Capital Management International Inc. and Managing Director and Senior Vice President of Schroder Capital Management International Inc. since October 1995. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1981.

     Ira L. Unschuld, Vice President of the Trust. 33. 787 Seventh Avenue, New York, New York. Group Vice President of Schroder Capital Management International Inc. since April 1998 and an Associate from July 1990 to April 1993.

     Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

TRUSTEE COMPENSATION


Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc. and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among the various investment companies based on their relative net assets. Payment of meeting fees is allocated only among those investment companies to which the meeting relates.


         The following table sets forth information regarding compensation paid for the fiscal year ended October 31, 1998 to the disinterested Trustees.

                               COMPENSATION TABLE

--------------------------------------------------------------------------------

                                                          (2)                                 (3)
                                                       AGGREGATE                TOTAL COMPENSATION FROM TRUST AND

                  (1)                                COMPENSATION                FUND COMPLEX PAID TO TRUSTEES*
                NAME OF                               FROM TRUST

                TRUSTEE
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


David N. Dinkins                                       $6,762                               $14,250

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Peter E. Guernsey                                      $7,365                               $23,750

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


John I. Howell                                         $7,365                               $25,000

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Peter S. Knight                                        $7,365                               $15,500

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


William L. Means**                                       $0                                 $9,500

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Clarence F. Michalis                                   $7,365                               $14,250

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Hermann C. Schwab                                      $7,365                               $14,250

-------------------------------------------------------------------------------------------------------------------

* The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds II ("SCF II"), Schroder Capital Funds (Delaware) ("SCF(D)"),
       Schroder Series Trust ("SST"), and Schroder Series Trust II (formerly Schroder Asian Growth Fund, Inc., "SST II"). The Trust, SCF(D), SCF II, SST, and SST II are considered part of the same "Fund Complex" for these purposes.
**     Mr. Means was elected Trustee of the Trust on December 15, 1998.

As of December 1, 1998, the Trustees of the Trust as a group owned less than 1% of the Portfolio Interests.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined, in the manner specified in the Trust Instrument, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Interestholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                           SCHRODER AND ITS AFFILIATES


Schroder has served as the investment adviser for each of the Portfolios since their inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder itself has been an investment manager since 1962, and served as investment manager for approximately $27.1 billion as of December 31, 1998. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of December 31, 1998, had under management assets of approximately $195 billion.


                         INVESTMENT ADVISORY AGREEMENTS


Under Investment Advisory Agreements between the Trust and Schroder (the "Advisory Agreements"), Schroder, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Advisory Agreements are set forth in the Memorandum.

Under the Advisory Agreements, Schroder is required to regularly provide the Portfolios with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Portfolios. Schroder also determines, for the various Portfolios, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and the 1940 Act, and to a Portfolio's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the placement agent of the Trust; the cost of preparing subscription documents or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of Portfolio Interests; the expenses of and fees for registering or qualifying securities for exemptions from registration requirements; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder or Forum Fund Services, LLC, or their respective affiliates; the cost of preparing and distributing reports and notices to Interestholders; public and investor relations expenses; and fees and disbursements of custodians of the Portfolios' assets. The Trust is also responsible for its expenses incurred in connection with litigation, legal proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

Schroder's compensation under the Advisory Agreements may be reduced in any year if a Portfolio's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which Portfolio Interests are qualified for offer or sale.

The Advisory Agreements may be terminated without penalty by vote of the Trustees as to any Portfolio, by the Interestholders of that Portfolio, or by Schroder on 60 days' written notice. Each Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each Advisory Agreement may be amended only by a vote of the Interestholders of the affected Portfolio(s), and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Portfolio by vote of either the Trustees or the Interestholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the Interestholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Subject to the direction and control of Schroder, Schroder Investment Management International Limited ("SIMIL"), an affiliate of Schroder, serves as subadviser to Schroder International Smaller Companies Portfolio pursuant to an Investment Subadvisory Agreement among Schroder, SIMIL and the Portfolio.

Forum Administrative Services, LLC ("FAdS") and provide certain administrative, accounting, and other services to the Trust. For these services, FAdS and Forum Accounting receive a monthly fee at annual rates based on each Portfolio's average daily net assets, as approved by the Trustees.

RECENT INVESTMENT ADVISORY FEES. The total investment advisory fees paid by the Portfolios to Schroders during the three most recent fiscal years are set forth in the following tables. The fees listed in the following tables reflect reductions pursuant to expense limitations in effect during such periods.

Portfolios with May 31 fiscal year end:



------------------------------ ---------------------------- --------------------------- ----------------------------

                               INVESTMENT ADVISORY FEES     INVESTMENT ADVISORY FEES    INVESTMENT ADVISORY FEES
                               PAID FOR FISCAL YEAR ENDED   PAID FOR FISCAL YEAR        PAID FOR FISCAL YEAR ENDED
PORTFOLIO                      5/31/98                      ENDED 5/31/97               5/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder EM Core Portfolio     $13,351                      N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Global Growth         $0                           N/A                         N/A
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder U.S. Smaller          $1,419,439                   $175,881                    $6,073
Companies Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------







Portfolios with October 31 fiscal year end:


------------------------------ ---------------------------- --------------------------- ----------------------------

                               INVESTMENT ADVISORY FEES     INVESTMENT ADVISORY FEES    INVESTMENT ADVISORY FEES
                               PAID FOR FISCAL YEAR ENDED   PAID FOR FISCAL YEAR        PAID FOR FISCAL YEAR ENDED
PORTFOLIO                      10/31/98                     ENDED 10/31/97              10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


International Equity Fund      $824,302                     $844,696                    $978,697

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder International         $0                           $0                          N/A
Smaller Companies Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------



FEE WAIVERS

Schroder voluntarily waived its fees during the three most recent fiscal years pursuant to voluntary expense limitations and/or waivers in effect during such periods. The tables below reflect the amount of the investment advisory fees scheduled to be paid by each Portfolio that was waived by Schroder.

Portfolios with May 31 fiscal year end:


------------------------------ ---------------------------- --------------------------- ----------------------------
                               FEES WAIVED DURING FISCAL    FEES WAIVED DURING FISCAL   FEES WAIVED DURING FISCAL
                               YEAR ENDED 5/31/98           YEAR ENDED 5/31/97          YEAR ENDED 5/31/96

PORTFOLIO

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder EM Core Portfolio     $142,195                     N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Global Growth         $8177                        N/A                         N/A
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder U.S. Smaller          $0                           $35,396                     $20,260
Companies Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------


Portfolios with October 31 fiscal year end:


------------------------------ ---------------------------- --------------------------- ----------------------------
                               FEES WAIVED DURING FISCAL    FEES WAIVED DURING FISCAL   FEES WAIVED DURING FISCAL
                               YEAR ENDED 10/31/98          YEAR ENDED 10/31/97         YEAR ENDED 10/31/96

PORTFOLIO

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


International Equity Fund      $43,861                      $47,471                     $0

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder International         $51,559                      $60,034                     N/A
Smaller Companies Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------


   ADMINISTRATIVE SERVICES

On behalf of each Portfolio, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Portfolios, including: (1) preparation of Interestholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Portfolios, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the following annual rates (based upon each Portfolio's average daily net assets): 0.075% with respect to International Equity Fund; 0.10% with respect to Schroder EM Core Portfolio; 0.15% with respect to Schroder International Smaller Companies Portfolio; 0.0% with respect to Schroder U.S. Smaller Companies Portfolio; and 0.15% with respect to Schroder Global Growth Portfolio. The administration agreement is terminable with respect to a Portfolio without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

The Trust has entered into a subadministration agreement with FadS. Under its agreement, FAdS assists Schroder Fund Advisors Inc. with certain of its responsibilities under the administration agreement, including Interestholder reporting and regulatory compliance. For providing its services, FAdS is entitled to receive a monthly fee from each of the Portfolios at the annual rate of 0.075% (based upon each Portfolio's average daily net assets and subject to a $25,000 minimum per Portfolio). The subadministration agreement is terminable with respect to a Portfolio without penalty, at any time, by the Trust upon 60 days' written notice to FAdS or by FAdS upon 60 days' written notice to the Trust.

Schroder Fund Advisors Inc. is contractually obligated to waive a portion of its administration fee and has assumed certain expenses of each Portfolio, in each case through December 31, 1999 (except for Schroder Global Growth Portfolio, with respect to which the waiver period may terminate on May 31, 1999) so that such Portfolio's total expenses would not exceed the following rates (based on each of the respective Portfolio's average daily net assets):


International Equity Fund                               0.75%
Schroder  EM Core Portfolio                             1.45%
Schroder International Smaller Companies Portfolio      1.20%
Schroder U.S. Smaller Companies Portfolio               0.85%
Schroder Global Growth Portfolio                        0.85%

The expense limitations cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 1940 Act ) of the Trust.

During the three most recent fiscal years, each Portfolio paid the following fees to Schroder Fund Advisors Inc. and FAdS pursuant to the administration agreement and the subadministration agreements. The fees listed in the following tables reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.

Portfolios with May 31 fiscal year end:



------------------------------ ---------------------------- --------------------------- ----------------------------

                               ADMINISTRATIVE FEES PAID     ADMINISTRATIVE FEES PAID    ADMINISTRATIVE FEES PAID
                               FOR FISCAL YEAR ENDED        FOR FISCAL YEAR ENDED       FOR FISCAL YEAR ENDED
PORTFOLIO                      5/31/98                      5/31/97                     5/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder EM Core Portfolio     Schroder Fund Advisors       N/A                         N/A
                               Inc.
                               $15,555

                               FAdS  $11,666                N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Global Growth         Schroder Fund Advisors       N/A                         N/A
Portfolio                      Inc.  $0

                               FAdS  $1226                  N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder U.S. Smaller          Schroder Fund Advisors       Schroder Fund Advisors      Schroder Fund Advisors
Companies Portfolio            Inc.  $0                     Inc.  $0                    Inc.  $0

                               FAdS  $177,430               FAdS  $26,410               FAdS  $3,292

------------------------------ ---------------------------- --------------------------- ----------------------------


Portfolios with October 31 fiscal year end:


------------------------------ ---------------------------- --------------------------- ----------------------------




                               ADMINISTRATIVE FEES PAID     ADMINISTRATIVE FEES PAID    ADMINISTRATIVE FEES PAID
                               FOR FISCAL YEAR ENDED        FOR FISCAL YEAR ENDED       FOR FISCAL YEAR ENDED
PORTFOLIO                      10/31/98                     10/31/97                    10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


International Equity Fund      Schroder Fund Advisors       Schroder Fund Advisors      Schroder Fund Advisors
                               Inc.  $144,694               Inc.  $148,694              Inc.  $163,116

                               FAdS  $144,694               FAdS  $148,694              FAdS  $111,145

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder International         Schroder Fund Advisors       Schroder Fund Advisors      N/A
Smaller Companies Portfolio    Inc.                         Inc.  $0
                               $0
                               FAdS  $4,549                 FAdS  $5,297                N/A

------------------------------ ---------------------------- --------------------------- ----------------------------

                                PLACEMENT AGENT

Forum Fund Services, LLC, Two Portland Square, Portland, Maine, 04101, serves as the Trust's placement agent (underwriter). The Placement Agent receives no compensation for its services.


                              PORTFOLIO ACCOUNTING

Forum Accounting, an affiliate of FAds, performs fund accounting services for each Portfolio pursuant to an agreement with the Trust. Under the Transfer Agency and Fund Accounting Agreement, Forum Accounting prepares and maintains the books and records of each Portfolio that are required to be maintained under the 1940 Act, calculates the net asset value of each Portfolio, calculates the distributive share of the Portfolio's income, expense, gain or loss allocable to each Interestholder and prepares periodic reports to Interestholders and the SEC.

For its services to each Portfolio, Forum Accounting is entitled to receive from the Trust a fee of $36,000 per year plus $24,000 per year for global and international Portfolios, and an additional $12,000 per year with respect to tax-free money market funds,
 Portfolios with more than 25% of their total assets invested in asset-backed securities, Portfolios that have more than 100 security positions, and Portfolios that have a monthly turnover rate of 10% or more.

The tables below show the amount of fees paid by each Portfolio to Forum Accounting during the three most recent fiscal years (or such shorter time a Portfolio has been operational). The fees listed in the tables below reflect reductions pursuant to fee waivers during such periods.

Portfolios with May 31 fiscal year end



------------------------------ ---------------------------- --------------------------- ----------------------------
                               ACCOUNTING FEES PAID         ACCOUNTING FEES PAID        ACCOUNTING FEES PAID
                               DURING FISCAL YEAR ENDED     DURING FISCAL YEAR ENDED    DURING FISCAL YEAR ENDED

PORTFOLIO                      5/31/98                      5/31/97                     5/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder EM Core Portfolio     $40,323                      N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Global Growth         $37,742                      N/A                         N/A
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder U.S. Smaller          $40,000                      $21,000                     $7,645
Companies Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------



Portfolios with October 31 fiscal year end:

------------------------------ ---------------------------- --------------------------- ----------------------------
                               ACCOUNTING FEES PAID         ACCOUNTING FEES PAID        ACCOUNTING FEES PAID
                               DURING FISCAL YEAR ENDED     DURING FISCAL YEAR ENDED    DURING FISCAL YEAR ENDED

PORTFOLIO                      10/31/98                     10/31/97                    10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


International Equity Fund      $72,000                      $72,000                     $74,000

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder International         $67,000                      $59,333                     N/A
Smaller Companies Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------



                    BROKERAGE ALLOCATION AND OTHER PRACTICES


Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust.


BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust or a Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The investment advisory fee paid by a Portfolio is not reduced because Schroder and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Advisory Agreements, Schroder may cause a Portfolio to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Portfolio in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

To the extent permitted by law, the Portfolios may engage in brokerage transactions with Schroder & Co. Inc. ("Schroder & Co."), an affiliate of Schroder, to effect securities transactions on the New York Stock Exchange only or Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder, to effect securities transactions on various foreign securities exchanges on which Schroder Securities has trading privileges. Consistent with regulations under the 1940 Act, the Portfolios have adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Portfolios pay to Schroder & Co. and Schroder Securities do not exceed the usual and customary broker's commission. In addition, the Portfolios will adhere to the rule, under the Securities Exchange

Act of 1934, governing floor trading. This rule permits the Portfolios to effect, but not execute, exchange listed securities transactions with Schroder & Co. Schroder & Co. pays a portion of the brokerage commissions it receives from a Portfolio to the brokers executing the transactions. Also, due to securities law limitations, the Portfolios may be required to limit purchases of securities in a public offering if Schroder & Co. or Schroder Securities or one of their affiliates is a member of the syndicate for that offering.

None of the Portfolios has any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co. or Schroder Securities, and none will direct brokerage to Schroder & Co. or Schroder Securities in recognition of research services.

The following tables show the aggregate brokerage commissions paid for the three most recent fiscal years with respect to each Portfolio.

Portfolios with May 31 fiscal year end:


------------------------------ ---------------------------- --------------------------- ----------------------------
                               BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS PAID
                               DURING FISCAL YEAR ENDED     PAID DURING FISCAL YEAR     DURING FISCAL YEAR ENDED

PORTFOLIO                      5/31/98                      ENDED 5/31/97               5/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder EM Core Portfolio     $92,883.11                   N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Global Growth         $ 7,260.57                   N/A                         N/A
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder U.S. Smaller
Companies Portfolio            $490,041.92                  $145,697.92                 $57,566.30

------------------------------ ---------------------------- --------------------------- ----------------------------


Portfolios with October 31 fiscal year end:



------------------------------ ---------------------------- --------------------------- ----------------------------
                               BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS PAID
                               DURING FISCAL YEAR ENDED     PAID DURING FISCAL YEAR     DURING FISCAL YEAR ENDED

PORTFOLIO                      10/31/98                     ENDED 10/31/97              10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


International Equity Fund      $430,341.04                  $420,858.90                 $602,982.10

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder International         $ 27,396.19                  $ 37,181.39                 N/A
Smaller Companies Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------

The following tables show the aggregate brokerage commissions paid to Schroder & Co. and Schroder Securities for the three most recent fiscal years, as well as the percentage such commissions represented of all transactions on which the Portfolio paid brokerage commissions during such fiscal year.


Portfolios with May 31 fiscal year end:



------------------------------ ---------------------------- --------------------------- ----------------------------
                               BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS PAID
                               DURING FISCAL YEAR ENDED     PAID DURING FISCAL YEAR     DURING FISCAL YEAR ENDED
                               5/31/98                      ENDED 5/31/97               5/31/96

PORTFOLIO

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder EM Core Portfolio     Schroder & Co. $0 0%         Schroder & Co. $0 0%(a)     Schroder & Co. $0 0%
                               Schroder Securities $0 0%    Schroder Securities $0 0%   Schroder Securities $0 0%

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Global Growth         Schroder & Co. $0 0%         Schroder & Co. $0 0%        Schroder & Co. $0 0%
Portfolio                      Schroder Securities $0 0%    Schroder Securities $0 0%   Schroder Securities $0 0%

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder U.S. Smaller          Schroder & Co. $0 0%         Schroder & Co. $0 0%        Schroder & Co. $0 0%
Companies Portfolio            Schroder Securities $0 0%    Schroder Securities $0 0%   Schroder Securities $0 0%

------------------------------ ---------------------------- --------------------------- ----------------------------



Portfolios with October 31 fiscal year end:


------------------------------ ---------------------------- --------------------------- ----------------------------
                               BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS PAID
                               DURING FISCAL YEAR ENDED     PAID DURING FISCAL YEAR     DURING FISCAL YEAR ENDED
                               10/31/98                     ENDED 10/31/97              10/31/96

PORTFOLIO

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


International Equity Fund      Schroder & Co. $0 0%         Schroder & Co. $4,716,      Schroder & Co. $0 0%
                               Schroder Securities $0 0%    0.99%                       Schroder Securities $0 0%
                                                            Schroder Securities $0 0%

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder International         Schroder & Co. $0 0%         Schroder & Co. $0 0%        Schroder & Co. $0 0%
Smaller Companies Portfolio    Schroder Securities $0 0%    Schroder Securities $0 0%   Schroder Securities $0 0%

------------------------------ ---------------------------- --------------------------- ----------------------------

                        DETERMINATION OF NET ASSET VALUE


The net asset value per Portfolio Interest of each Portfolio is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The New York Stock Exchange is normally closed on the following national holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


The Trustees have established procedures for the valuation of a Portfolio's securities, as follows:

Equities listed or traded on a domestic or foreign stock exchange are valued at their latest sale prices on such exchange on that day prior to the time when the assets are valued. In the absence of sales that day, such securities are valued at the mid-market prices. (Where the securities are traded on more than one exchange, they are valued on the exchange that Schroder designates as the primary market.) Unlisted securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation. Securities that do not have readily available market quotations are valued at fair value pursuant to procedures established by the Trustees. Debt securities having a maturity of more than 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.


Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's Interests are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its Portfolio Interests, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios or classes may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made to a specific Portfolio.


                               REDEMPTIONS IN KIND


In consideration of the best interests of the remaining Interestholders, the Trust may pay certain redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. The Trust does not expect to redeem Portfolio Interests in kind under normal circumstances. If your

Portfolio Interests are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.



                                      TAXES


Each Portfolio is classified for federal income tax purposes as a partnership that is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each Interestholder in a Portfolio is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware income or franchise tax.

Each Interestholder in a Portfolio is deemed to own a proportionate share of the Portfolio's assets and to earn a proportionate share of the Portfolio's income, for, among other things, purposes of determining whether the Interestholder satisfies the requirements to qualify as a regulated investment company ("RIC"). Accordingly, each Portfolio intends to conduct its operations so that its Interestholders that invest substantially all of their assets in the Portfolio and intend to qualify as RICs should be able to satisfy all those requirements.

Distributions to an Interestholder from a Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Interestholder's recognition of any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent any cash that is distributed exceeds the Interestholder's basis for its interest in the Portfolio before the distribution; (2) income or gain will be recognized if the distribution is in liquidation of the Interestholder's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; (3) loss will be recognized to the extent that a liquidation distribution consisting solely of cash and/or unrealized receivables is less than the Interestholder's basis for its interest in the Portfolio prior to the distribution; and (4) gain or loss may be recognized on a distribution to an Interestholder that contributed property to the Portfolio. An Interestholder's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property it invests in the Portfolio, increased by the Interestholder's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Interestholder and (b) the Interestholder's share of the Portfolio's losses.

INVESTMENTS IN FOREIGN SECURITIES

Dividends and interest received by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on the security with respect to which the dividend or interest is paid. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If, however, more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and ordinarily expects to file an election with the Internal Revenue Service ("IRS") pursuant to which Interestholders of the Portfolio will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations (including a holding period requirement imposed at both the Portfolio and Interestholder levels), deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate Interestholders who do not itemize deductions. An Interestholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such Interestholder. Each Portfolio will report annually to its Interestholders their proportionate shares of such withholding taxes.

Each Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, RICs and certain other investors that hold stock of a PFIC indirectly, through an interest in a Portfolio, will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Portfolio invests in a PFIC and elects to mark such investment to market annually or to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Portfolio's RIC investors to satisfy the distribution requirements applicable to them -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

OTHER PORTFOLIO INVESTMENTS

If a Portfolio engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could, therefore, adversely affect the amount, timing and character of Interestholder income. The Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

"Constructive sale" provisions apply to activities by a Portfolio that lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a swap contract, or a future or forward contract. The entry into a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Portfolio occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these provisions may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Each Portfolio may write, purchase or sell options or futures contracts. Unless a Portfolio is eligible to, and does, make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year (I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain "straddles," may affect the taxation of a fund's transactions in options and futures contracts. Under Section 1092, the Portfolio may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

WITHHOLDING

Ordinary income paid to Interestholders who are nonresident aliens is subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident Interestholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

The Trust is required to report to the IRS all distributions and gross proceeds from the redemption of Portfolio Interests (except in the case of certain exempt Interestholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt Interestholders if: (1) the Interestholder fails to furnish the Trust with and to certify the Interestholder's correct taxpayer identification number; (2) the IRS notifies the Trust that the Interestholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the Interestholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the Interestholder's federal income tax liability.

New federal tax regulations (effective for payments made on or after January 1, 1999, although transition rules apply) will increase the U.S. federal income taxation of an Interestholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation or foreign partnership ("non-U.S. Interestholder"), depending on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such Interestholder. Ordinarily, income from a Portfolio will not be treated as so "effectively connected."

If the income from a Portfolio is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. Interestholders, dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in Portfolio Interests, will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. Furthermore, such non-U.S. Interestholders may be subject to U.S. federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from a Portfolio's election (described above) to "pass through" the amount of non-U.S. taxes paid by the Portfolio, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.

A non-U.S. Interestholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. federal income taxation on distributions of net long-term capital gains and any gain realized upon the sale of Portfolio Interests. If the non-U.S. Interestholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains amounts retained by the Portfolio which is designated as undistributed capital gains and gain from the sale of the Portfolio shares will be subject to a U.S. federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. Interestholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided.

If the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by a non-U.S. Interestholder, then distributions of net investment income (which includes short-term capital gains) whether received in cash or reinvested in Portfolio Interests, net long-term capital gains and amounts otherwise includable in income (such as amounts retained by the

Portfolio which are designated as undistributed capital gains and any gains realized upon the sale of Portfolio Interests of the Portfolio), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. Interestholders that are corporations may also be subject to the branch profits tax.

Transfers of shares of the Portfolio by gift by a non-U.S. Interestholder will generally not be subject to U.S. federal gift tax, but the value of shares of the Portfolio held by such an Interestholder at death will be includable in the Interestholder's gross estate for U.S. federal income tax purposes.

GENERAL

The income tax and estate tax consequences to a non-U.S. Interestholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. Interestholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Non-U.S. Interestholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

The foregoing discussion relates only to federal income tax law. Income from a Portfolio also may be subject to foreign, state and local taxes, and their treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Interestholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.


                    PRINCIPAL HOLDERS OF PORTFOLIO INTERESTS

As of December 1, 1998, the Trustees of the Trust and, except as noted below, the officers of the Trust, as a group owned less than 1% of the outstanding Portfolio Interests of each Portfolio.

The table attached as Appendix A lists those Interestholders that owned 5% or more of the Interests of each Portfolio as of February 1, 1999, and therefore are controlling persons of such Portfolio. Because these Interestholders hold a substantial number of Interests, they may be able to require that the Trust hold special Interestholder meetings and may be able to determine the outcome of any Interestholder vote.

                             PERFORMANCE INFORMATION

Average annual total return of a Portfolio for one-, five-, and ten-year periods (or for such shorter periods as Portfolio Interests of the Portfolio have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Portfolio distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance is based on many factors, including market conditions, the composition of the Portfolio's investments, and the Portfolio's operating expenses. Investment performance also often reflects the risks associated with a Portfolio's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Portfolio to other mutual funds and other investment vehicles. Performance for each Portfolio may be compared to various indices.

The tables below set forth the total return of the Portfolios for the one-year period ended October 31, 1998 (November 30, 1998 for those Portfolios with a May 31 fiscal year end) and for the period from the commencement of each Portfolio's operations until October 31, 1998 (November 30, 1998 for those Portfolios with a May 31 fiscal year end).

         AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED NOVEMBER 30, 1998
                  (FOR PORTFOLIOS WITH MAY 31 FISCAL YEAR END)


---------------------------------- ------------------ ------------------ -------------------- -----------------

                                                                         SINCE INCEPTION      INCEPTION DATE
                                                                         OF PORTFOLIO         OF PORTFOLIO
PORTFOLIO                          1 YEAR             5 YEAR             (ANNUALIZED)

---------------------------------- ------------------ ------------------ -------------------- -----------------
---------------------------------- ------------------ ------------------ -------------------- -----------------


Schroder EM Core Portfolio         (18.39)%           N/A                (19.48)%             10/30/97


---------------------------------- ------------------ ------------------ -------------------- -----------------
---------------------------------- ------------------ ------------------ -------------------- -----------------


Schroder U.S. Smaller Companies    (9.66)%            18.03%             18.32%               8/15/96
Portfolio


---------------------------------- ------------------ ------------------ -------------------- -----------------
---------------------------------- ------------------ ------------------ -------------------- -----------------


Schroder Global Growth Portfolio   11.79%             N/A                3.80%                10/15/97

---------------------------------- ------------------ ------------------ -------------------- -----------------


         AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 1998
                (FOR PORTFOLIOS WITH OCTOBER 31 FISCAL YEAR END)


---------------------------- ----------------- ----------------- ------------------ ----------------- -----------------

                                                                                    SINCE INCEPTION
                                                                                    OF PORTFOLIO      INCEPTION DATE
                                                                                    (ANNUALIZED)      OF PORTFOLIO
PORTFOLIO                    1 YEAR            5 YEAR            10 YEAR

---------------------------- ----------------- ----------------- ------------------ ----------------- -----------------
---------------------------- ----------------- ----------------- ------------------ ----------------- -----------------


International Equity         4.27%             N/A               N/A                7.71%             11/01/95
Fund

---------------------------- ----------------- ----------------- ------------------ ----------------- -----------------
---------------------------- ----------------- ----------------- ------------------ ----------------- -----------------
Schroder International

Smaller Companies Portfolio  8.54%             N/A               N/A                0.20%             11/05/96


---------------------------- ----------------- ----------------- ------------------ ----------------- -----------------



        From time to time, Schroder, Schroder Fund Advisors Inc., Forum Accounting or FAds may reduce its compensation or assume expenses of a Portfolio in order to reduce the Portfolio's expenses, as described in the current Memorandum. Any such waiver or assumption would increase a Portfolio's yield or total return during the period of the waiver or assumption.


                                    CUSTODIAN


The Chase Manhattan Bank, through its Global Custody Division located at 125 London Wall, London EC2Y 5AJ, United Kingdom, acts as custodian of the assets of the Portfolios (other than Schroder U.S. Smaller Companies Portfolio). Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, acts as custodian of the assets of Schroder U.S. Smaller Companies Portfolio. The custodians' responsibilities include safeguarding and controlling the Portfolios' cash and securities, handling the receipt and delivery of
securities,   and   collecting   interest  and  dividends  on  the   Portfolios'
investments. Neither custodian determines the investment policies of the Portfolios or decides which securities a Portfolio will buy or sell.



                              INDEPENDENT AUDITORS


PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services, tax return preparation services, and assistance and consultation in connection with the Trust's various Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

                                  LEGAL COUNSEL

        Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.



                            INTERESTHOLDER LIABILITY

Under Delaware law, Interestholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims Interestholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of a Portfolio's property for all loss and expense of any Interestholder held personally liable for the obligations of a Portfolio. Thus the risk of a Interestholder's incurring financial loss on account of Interestholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.


                              FINANCIAL STATEMENTS


The fiscal year end of International Equity Fund and Schroder International Smaller Companies Portfolio is October 31. The fiscal year end of Schroder EM Core Portfolio, Schroder U.S. Smaller Companies Portfolio and Schroder Global Growth Portfolio is May 31.

The following Financial Statements required by Part B and the related Report of Independent Public Accountants are incorporated herein by reference to the Trust's Annual Report, dated October 31, 1998, which was filed electronically with the Securities and Exchange Commission on January 22, 1999 Accession
Numbers: 0000889812-99-000186, 0000889812-99-000187, 0001004402-99-000032.

                                   APPENDIX A

            HOLDERS OF 5% OR MORE OF OUTSTANDING PORTFOLIO INTERESTS

As of February 1, 1999, the Interestholders listed below owned more than 5% of a Portfolio as noted. Interestholders owning 25% or more of the interests of a Portfolio's Interests or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of interests, these persons may be able to require the Trust to hold an Interestholder meeting to vote on certain issues and may be able to determine the outcome of any Interestholder vote. As noted, certain of these Interestholders are known to the Trust to hold their Portfolio Interests of record only and have no beneficial interest, including the right to vote the Portfolio Interests.

                                                                   NUMBER OF UNITS    % OF PORTFOLIO
                                                                    OF BENEFICIAL    INTERESTS OWNED
                                                                      INTEREST
      INTERNATIONAL EQUITY PORTFOLIO

----------------------------------------------------------------- ------------------ -----------------

      Schroder  International Fund, a series of Schroder Capital
Fun      Funds (DE)
      Two Portland Square
      Portland, ME 04101                                              9,518,708           82.27%

      Sealaska Corporation
      One Sealaska Plaza
      Juneau, AK 99801                                                1,410,634           12.19%

      Bankers Trust Company
      FBO Northrop Grumman Corporation
      100 Plaza One MS 3048
      Jersey City, NJ 07311                                            640,799            5.54%



                                                                  NUMBER OF UNITS         %  OF
                                                                   OF BENEFICIAL         PORTFOLIO
                                                                      INTEREST           INTERESTS
      SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO                                   OWNED

----------------------------------------------------------------- ----------------- ----------------


      Schroder International Smaller Companies Fund, a
         Series of Schroder Capital Funds (DE)
      Two Portland Square
      Portland, ME 04101                                                 393,695           99.99%


                                                                  NUMBER OF UNITS   % OF PORTFOLIO
                                                                   OF BENEFICIAL       INTERESTS
                                                                      INTEREST           OWNED
      SCHRODER EM CORE  PORTFOLIO

----------------------------------------------------------------- ----------------- ----------------

      Norwest Growth Equity Fund, a series of                            420,175           25.96%
         Norwest Advantage Funds
         Two Portland Square
         Portland, ME 04101

      Norwest International Fund, a series of                            396,430           24.49%
         Norwest Advantage Funds
         Two Portland Square
         Portland, ME 04101

      Norwest Diversified Equity Fund, a series of                       372,771           23.03%
         Norwest Advantage Funds
         Two Portland Square
         Portland, ME 04101

      Schroder Emerging Markets Fund, a series of                        251,926           15.56%
         Schroder Capital Funds (DE)
         Two Portland Square
         Portland, Me 04101

      Norwest Growth Balanced Fund, a series of                          112,483            6.95%
         Norwest Advantage Funds
         Two Portland Square
         Portland, ME 04101


                                                                  NUMBER OF UNITS   % OF PORTFOLIO
                                                                   OF BENEFICIAL       INTERESTS
                                                                      INTEREST           OWNED
      SCHRODER U.S. SMALLER COMPANIES PORTFOLIO

----------------------------------------------------------------- ----------------- ----------------

      Norwest Small Cap Opportunities Fund, a series of                 11,420,241         80.20%
         Norwest Advantage Funds
         Two Portland Square
         Portland, ME 04101

      Schroder U.S. Smaller Companies Fund, a series of                 2,695,361          18.93%
         Schroder Capital Funds (DE)
         Two Portland Square
         Portland, ME 04101

                                                                  NUMBER OF UNITS   % OF PORTFOLIO
                                                                   OF BENEFICIAL       INTERESTS
                                                                      INTEREST           OWNED
      SCHRODER GLOBAL GROWTH PORTFOLIO

----------------------------------------------------------------- ----------------- ----------------

      Schroders Incorporated                                             200,000           61.23%
      787 Seventh Avenue, 6th Floor
      New York, NY 10019

      Performa Global Growth Fund, a series of                           126,638           38.77%
         Forum Funds
         Two Portland Square
         Portland, ME 04101



                                   APPENDIX B


                      RATINGS OF CORPORATE DEBT INSTRUMENTS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"  Fixed-income   securities  which  are  rated  "A"  possess  many  favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"  Fixed-income  securities  which are rated "Baa" are  considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING GROUP("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The  rating  "CC"  is  typically   applied  to   fixed-income   securities
subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART B

Schroder Asian Growth Portfolio, Schroder Japan Portfolio.

                                FORM N-1A PART B

                CONFIDENTIAL STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


                             SCHRODER CAPITAL FUNDS

                      SCHRODER ASIAN GROWTH FUND PORTFOLIO
                            SCHRODER JAPAN PORTFOLIO



                                  MARCH 1, 1999


Schroder Capital Funds (the "Trust"), acting through Forum Fund Services, LLC (the "Placement Agent"), is making a private placement of shares of beneficial interest ("Portfolio Interests") in separate series, each with a distinct investment objective and policies. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently, the Trust offers eight series, two of which (each a "Portfolio") are described in this Statement of Additional Information (the "SAI"): Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio.

Schroder Capital Management International Inc. manages each Portfolio. Portfolio Interests are offered by the Placement Agent solely in private placement transactions to qualified investors subject to the terms contained in the Trust's Confidential Private Placement Memorandum (the "Memorandum") dated March 1, 1999 relating to the two Portfolios.

This SAI is not a Memorandum and is authorized for distribution only when accompanied or preceded by the Memorandum. This SAI contains information that may be useful to investors in a Portfolio ("Interestholders") but which is not included in the Memorandum. You may obtain free copies of the Memorandum by calling the Trust at (800) 730-2932 or the Placement Agent at (207) 879-1900.

Certain disclosure has been incorporated by reference into this SAI from the Portfolios' annual reports. For a free copy of the annual reports, please call
(800) 730-2932.


THE PORTFOLIO INTERESTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THE PORTFOLIO INTERESTS MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS THAT ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE PORTFOLIO INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE.

                                TABLE OF CONTENTS

TRUST HISTORY........................................................


PORTFOLIO CLASSIFICATION.............................................

CAPITAL STOCK AND OTHER SECURITIES...................................


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS............


INVESTMENT RESTRICTIONS..............................................

TRUSTEES AND OFFICERS................................................

SCHRODER AND ITS AFFILIATES..........................................

INVESTMENT ADVISORY AGREEMENTS.......................................

ADMINISTRATIVE SERVICES..............................................

PLACEMENT AGENT......................................................

PORTFOLIO ACCOUNTING.................................................

BROKERAGE ALLOCATION AND OTHER PRACTICES.............................

DETERMINATION OF NET ASSET VALUE.....................................

REDEMPTIONS IN KIND..................................................

TAXES

PRINCIPAL HOLDERS OF PORTFOLIO INTERESTS.............................

PERFORMANCE INFORMATION..............................................

CUSTODIAN............................................................

INDEPENDENT AUDITORS.................................................

LEGAL COUNSEL........................................................

INTERESTHOLDER LIABILITY.............................................

FINANCIAL STATEMENTS.................................................



APPENDIX A...........................................................


APPENDIX B

                             SCHRODER CAPITAL FUNDS
                CONFIDENTIAL STATEMENT OF ADDITIONAL INFORMATION


                                  TRUST HISTORY

The Trust was organized as a Delaware business trust on September 7, 1995. The Trust's Trust Instrument, which is governed by Delaware law, is on file with the Secretary of State of the State of Delaware.


                            PORTFOLIO CLASSIFICATION

Each of the two Portfolios described in and offered pursuant to the Memorandum and this SAI has distinct investment objectives and policies. Each Portfolio is a "non-diversified" investment company under the 1940 Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent a Portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.


                       CAPITAL STOCK AND OTHER SECURITIES

Under the Trust Instrument of the Trust, the Trustees are authorized to issue shares of beneficial interest in separate series of the Trust. The Trust currently has eight series (two being the Portfolios described in this SAI), and the Trust reserves the right to create additional series.

Each Interestholder in a portfolio of the Trust (including the two Portfolios described in this SAI) is entitled to participate equally in the portfolio's earnings and assets and to a vote in proportion to the amount of its investment in the portfolio. Investments in a portfolio may not be transferred without the unanimous consent of the other Interestholders in the portfolio, but an Interestholder may withdraw all or any portion of its investment at any time at the next determined net asset value.

The Trust is not required, and has no current intention, to hold annual meetings of Interestholders, but the Trust will hold special meetings of Interestholders when in the Trustees' judgment it is necessary or desirable to submit matters for an Interestholder vote or when it is otherwise required under state law or the 1940 Act. Generally, portfolio interests are voted in the aggregate without reference to a particular portfolio, unless the Trustees determine that the matter affects only one portfolio or portfolio voting is required, in which case portfolio interests are voted separately by each portfolio. Upon liquidation of a portfolio, Interestholders will be entitled to share pro rata in the portfolio's net assets available for distribution to Interestholders.

         MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS


         In addition to the principal investment strategies and the principal risks of the Portfolios described in the Memorandum, each Portfolio may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for both of the Portfolios, certain strategies or risks described below may not apply to a Portfolio. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Memorandum, under "Investment Restrictions" in this SAI, or by applicable law, a Portfolio may engage in each of the practices described below.


CERTAIN DERIVATIVE INSTRUMENTS


Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, each Portfolio may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices and options on futures contracts. These transactions may be used by a Portfolio for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Portfolios may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."


OPTIONS


Each Portfolio may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.



COVERED PUT OPTIONS. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

A Portfolio may also purchase put and call options to enhance its current return. A Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

OPTIONS ON FOREIGN SECURITIES. A Portfolio may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Portfolio will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Portfolios' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolios and other clients of Schroder may be considered such a group. These position limits may restrict the Portfolios' ability to purchase or sell options on particular securities.

As described below, each Portfolio generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Portfolio. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Portfolio will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio will treat over-the-counter options (and, in the case of options sold by the Portfolio, the underlying securities held by the Portfolio) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.


FUTURES CONTRACTS


In order to hedge against the effects of adverse market changes, each Portfolio that may invest in debt securities may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Portfolio may invest, and on indices of debt securities. In addition, each Portfolio that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Portfolio's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Portfolio enters into or terminates a futures contract, the Portfolio may realize a gain or loss.

FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities - assuming a "short" position - it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Portfolio's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Portfolio of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

A Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

INDEX FUTURES CONTRACTS AND OPTIONS. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Portfolio enters into and terminates an index futures transaction, the Portfolio may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If a Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

A Portfolio may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. A Portfolio may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Portfolio may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying debt security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.


SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS


LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Portfolio's securities, which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Portfolio's investments sought to be hedged.

Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions that could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which a Portfolio may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Portfolio's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Portfolio will engage in such transactions at any time or from time to time. A Portfolio's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

OTHER RISKS. Each Portfolio will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

FORWARD COMMITMENTS


Each Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.


REPURCHASE AGREEMENTS


Each Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition as established by the Trustees of the Trust, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio that are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES


Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Portfolio will establish a segregated account in which it will maintain cash and U.S. government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


LOANS OF PORTFOLIO SECURITIES


A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Portfolio's portfolio securities loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with that Portfolio.

FOREIGN SECURITIES


Each Portfolio may invest without limit in securities principally traded in foreign markets. Each Portfolio may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about an U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Portfolio may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to foreign securities. In determining whether to invest in securities of foreign issuers, Schroder will consider the likely impact of foreign taxes on the net yield available to a Portfolio and its Interestholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to Interestholders.

FOREIGN CURRENCY TRANSACTIONS


Each Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Portfolio may engage in both "transaction hedging" and "position hedging."

When it engages in transaction hedging, a Portfolio enters into foreign currency transactions with respect to specific receivables or payables of that Portfolio generally arising in connection with the purchase or sale of its portfolio securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Portfolio are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency a Portfolio is obligated to deliver.

To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, a Portfolio may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities, which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Portfolio will utilize hedging transactions at any time or from time to time.

A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.


CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade, which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence exchange rates and investments generally.


The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.


FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.


ZERO-COUPON SECURITIES


Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of Portfolio Interests of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than Portfolio Interests of other Portfolios of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

TEMPORARY DEFENSIVE STRATEGIES

As described in the Memorandum, Schroder may at times judge that conditions in the securities markets make pursuing a Portfolio's basic investment strategies inconsistent with the best interests of its Interestholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Portfolio's assets. In implementing these "defensive" strategies, the Portfolio would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Portfolio will use these alternate strategies.


                             INVESTMENT RESTRICTIONS


         The Trust has adopted the following fundamental and non-fundamental investment restrictions for each Portfolio. A Portfolio's Fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Portfolio, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding Portfolio Interests and (2) 67% or more of the Portfolio Interests present at a meeting if more than 50% of the outstanding Portfolio Interests are represented at the meeting in person or by proxy. The non-fundamental investment policies described in the Memorandum and this SAI may be changed by the Trustees without Interestholder approval.


FUNDAMENTAL RESTRICTIONS


The Portfolios will not:

1. Purchase any securities which would cause 25% or more of the value of its total assets, taken at market value at the time of such purchase, to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, a foreign government is deemed to be an "industry."

2. Borrow money except that the each Portfolio may borrow from banks up to 33 1/3% of its total assets (including the amount borrowed) for temporary or emergency purposes or to meet redemption requests. The Portfolios may not issue any class of securities which is senior to the Portfolio's shares of beneficial interest; provided, however, that none of the following shall be deemed to create senior securities: (1) any borrowing permitted by this restriction or any pledge or encumbrance to secure such borrowing; (2) any collateral arrangements with respect to options, futures contracts, options on futures contracts or other financial instruments; or (3) any purchase, sale or other permitted transaction in options, forward contracts, futures contracts, options on futures contracts or other financial instruments. (The following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements;
     (3) dollar-roll transactions; and (4) the lending of securities.)

3. Purchase or sell real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

4. Make loans to other parties, except that each Portfolio may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities, and (c) make loans of portfolio securities.

5. Purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may purchase or sell financial futures contracts and related options, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swaps or other financial transactions.

6. Underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter.

7. Invest for the purpose of exercising control over the management of any company.

8.   Make short sales of securities or maintain a short position.

9. Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions and for hedging purposes and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices, and currency transactions) and other financial transactions.

Notwithstanding any other investment policy or restriction to the contrary, each Portfolio may seek to achieve its investment objective by investing some or all of its assets in the securities of one or more investment companies to the extent permitted by the 1940 Act or an applicable exemptive order under such Act; provided that, except to the extent a Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own. (The foregoing investment policy is fundamental.)

NON-FUNDAMENTAL LIMITATIONS

1. Underthese additional restrictions, a Fund may not invest more than 25% of its total assets in obligations of any one issuer other than U.S.
     Government securities and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, a Portfolio may invest up to 25% of its total assets in the securities of each of any two issuers.

2. A Portfolio may not invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the Securities Act of 1933, as amended ("restricted securities") that are not readily marketable. A Portfolio may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3. A Portfolio may not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one third of the Portfolio's total assets.


                               -------------------

         All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                              TRUSTEES AND OFFICERS


         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for each Portfolio and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Portfolios' other affairs and business.


         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below.


     David N. Dinkins, Trustee. 71. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

     John I. Howell, Trustee. 82. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, Schroder Series Trust, and Schroder Series Trust II. Director, American International Life Assurance Company of New York. Private consultant since 1987.

     Peter S. Knight, Trustee. 48. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and
Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore `96.

     Peter E. Guernsey, Trustee. 77. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, Schroder Series Trust, and Schroder Series Trust II. Formerly, Senior Vice President, Marsh & McLennan, Inc.

     (*) Sharon L. Haugh, Trustee. 53. 787 Seventh Avenue, New York, New York. Chairman, Schroder Capital Management Inc. Executive Vice President and Executive Director, Schroder Capital Management International Inc. Chairman and Director, Schroder Fund Advisors Inc. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust.

     William L. Means, Trustee. 59. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II and Schroder Series Trust II. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

     Clarence F. Michalis, Trustee. 77. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

     Hermann C. Schwab, Trustee. 79. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

     (*) Mark J. Smith, President and Trustee of the Trust. 36. 787 Seventh Avenue, New York, New York. Director and Senior Vice President, Schroder Capital Management International Limited and Schroder Capital Management International Inc. Director, Schroder Investment Management Ltd., Schroder Fund Advisors Inc., and Schroder Japanese Warrant Fund Ltd. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Vice President, Schroder Series Trust II.

     Mark Astley, Vice President of the Trust. 34. 787 Seventh Avenue, New York, New York. First Vice President of Schroder Capital Management International Inc. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1987.

     Robert G. Davy, Vice President of the Trust. 37. 787 Seventh Avenue, New York, New York. Director of Schroder Capital Management International Inc. and Schroder Capital Management International Ltd. since 1994; First Vice President of Schroder Capital Management International Inc. since July 1992. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1986.

     Margaret H. Douglas-Hamilton, Vice President of the Trust. 57. 787 Seventh Avenue, New York, New York. Director and Secretary of Schroder Capital Management Inc.

     Richard R. Foulkes, Vice President of the Trust. 53. 787 Seventh Avenue, New York, New York. Deputy Chairman of Schroder Capital Management International Inc. since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

     John Y. Keffer, Vice President of the Trust. 56. Two Portland Square, Portland, Maine. President of Forum Fund Services, LLC, the Portfolio's
placement  agent,  and other  affiliated  entities  including  Forum  Accounting
Services, LLC, Forum Administrative Services, LLC, and Forum Investment Advisors, LLC.



--------

(*) Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

     Michael Perelstein, Vice President of the Trust. 43. 787 Seventh Avenue, New York, New York. Director since May 1997 and Senior Vice President of Schroder Capital Management International Inc. since January 1997. Formerly, Managing Director of MacKay - Shields Financial Corp.

     Catherine A. Mazza, Vice President of the Trust. 39. 787 Seventh Avenue, New York, New York. First Vice President, Schroder Capital Management International Inc. and Schroder Capital Management Inc. President, Schroder Fund Advisors Inc. Vice President, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder

Series Trust.  Formerly, Vice President, Alliance Capital Management L.P.


     Alexandra Poe, Secretary and Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Vice President, Schroder Capital Management International Inc. Senior Vice President, Secretary, and General Counsel, Schroder Fund Advisors Inc. Vice President and Secretary, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Assistant Secretary, Schroder Series Trust II. Formerly, Attorney, Gordon, Altman, Butowsky, Weitzen, Shalov & Wein; Vice President and

Counsel, Citibank, N.A.


     Jane E. Lucas, Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Senior Vice President, Schroder Capital Management International Inc.

     Fergal Cassidy, Treasurer and Principal Financial and Accounting Officer of the Trust. 29. 787 Seventh Avenue, New York, New York. Vice President and Treasurer, Schroder Capital Management Inc. Vice President and Comptroller, Schroder Capital Management International Inc. Treasurer and Chief Financial Officer, Schroder Fund Advisors Inc. Assistant Treasurer, Schroder Series Trust. Formerly, Senior Accountant, Concurrency Management Corp.

     Alan Mandel, Assistant Treasurer of the Trust. 41. 787 Seventh Avenue, New York, New York. First Vice President of Schroder Capital Management
International Inc. since September 1998. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management; Chief Financial Officer and Vice President of Mutual Capital Management.

     Carin Muhlbaum, Assistant Secretary of the Trust. 36. Vice President of Schroder Capital Management International Inc. since 1998. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.

     Nicholas Rossi, Assistant Secretary of the Trust. 35. 787 Seventh Avenue, New York, New York. Associate of Schroder Capital Management International Inc. since October 1997 and Assistant Vice President of Schroder Fund Advisors Inc. since March 1998. Formerly, Mutual Fund Specialist, Willkie Farr & Gallagher; Fund Administrator,

Furman Selz LLC since 1992.

     Thomas G. Sheehan, Assistant Treasurer and Assistant Secretary of the Trust. 44. Two Portland Square, Portland, Maine. Relationship Manager and Counsel, Forum Financial Services, Inc. since 1993. Formerly, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.


     John A. Troiano, Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Director of Schroder Capital Management Inc. since April 1997; Chief Executive Officer, since July 1, 1997, of Schroder Capital Management International Inc. and Managing Director and Senior Vice President of Schroder Capital Management International Inc. since October 1995. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1981.

     Ira L. Unschuld, Vice President of the Trust. 33. 787 Seventh Avenue, New York, New York. Group Vice President of Schroder Capital Management International Inc. since April 1998 and an Associate from July 1990 to April 1993.


         Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

TRUSTEE COMPENSATION


         Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc. or Forum Fund Services, LLC and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among the various investment companies based on their relative net assets. Payment of meeting fees is allocated only among those investment companies to which the meeting relates.


         The following table sets forth information regarding compensation paid for the fiscal year ended October 31, 1998 to the disinterested Trustees.

                               COMPENSATION TABLE

--------------------------------------------------------------------------------

                                                          (2)                                 (3)
                                                       AGGREGATE                TOTAL COMPENSATION FROM TRUST AND
                  (1)                                COMPENSATION                FUND COMPLEX PAID TO TRUSTEES*
                NAME OF                               FROM TRUST
                TRUSTEE

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


David N. Dinkins                                       $6,762                               $14,250

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Peter E. Guernsey                                      $7,365                               $23,750

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


John I. Howell                                         $7,365                               $25,000

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Peter S. Knight                                        $7,365                               $15,500

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


William L. Means**                                       $0                                 $9,500

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Clarence F. Michalis                                   $7,365                               $14,250

-------------------------------------------------------------------------------------------------------------------


Hermann C. Schwab                                      $7,365                               $14,250

-------------------------------------------------------------------------------------------------------------------


* The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds II ("SCF II"), Schroder Capital Funds (Delaware) ("SCF(D)"),
       Schroder Series Trust ("SST"), and Schroder Series Trust II (formerly Schroder Asian Growth Fund, Inc., "SST II"). The Trust, SCF(D), SCF II, SST, and SST II are considered part of the same "Fund Complex" for these purposes.
**     Mr. Means was elected Trustee of the Trust on December 15, 1998.

         As of February 1, 1999, the Trustees of the Trust as a group owned less than 1% of the Portfolio Interests.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined, in the manner specified in the Trust Instrument, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Interestholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


                           SCHRODER AND ITS AFFILIATES

Schroder has served as the investment adviser for each of the Portfolios since their inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder itself has been an investment manager since 1962, and served as investment manager for approximately $27.1 billion as of December 31, 1998. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of December 31, 1998, had under management assets of approximately $195 billion.

                         INVESTMENT ADVISORY AGREEMENTS

Under Investment Advisory Agreements between the Trust and Schroder (the "Advisory Agreements"), Schroder, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Advisory Agreements are set forth in the Memorandum.

Under the Advisory Agreements, Schroder is required to regularly provide the Portfolios with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Portfolios. Schroder also determines, for the various Portfolios, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and the 1940 Act, and to a Portfolio's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.
 Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the placement agent of the Trust; the cost of preparing subscription documents or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of Portfolio Interests; the expenses of and fees for registering or qualifying securities for exemptions from registration requirements; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder or Forum Fund Services, LLC, or their respective affiliates; the cost of preparing and distributing reports and notices to Interestholders; public and investor relations expenses; and fees and disbursements of custodians of the Portfolios' assets. The Trust is also responsible for its expenses incurred in connection with litigation, legal proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

Schroder's compensation under the Advisory Agreements may be reduced in any year if a Portfolio's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which Portfolio Interests are qualified for offer or sale.

The Advisory Agreements may be terminated without penalty by vote of the Trustees as to any Portfolio, by the Interestholders of that Portfolio, or by Schroder on 60 days' written notice. Each Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each Advisory Agreement may be amended only by a vote of the Interestholders of the affected Portfolio(s), and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Portfolio by vote of either the Trustees or the Interestholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the Interestholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Forum Administrative Services, LLC ("FAdS") and Forum Accounting Services, LLC ("Forum Accounting") provide certain administrative, accounting, and other services to the Trust. For these services, FAdS and Forum Accounting receive a monthly fee at annual rates based on each Portfolio's average daily net assets, as approved by the Trustees.

RECENT INVESTMENT ADVISORY FEES. The total investment advisory fees paid by the Portfolios to Schroders during the three most recent fiscal years are set forth in the following table. The fees listed in the following table reflects reductions pursuant to expense limitations in effect during such periods.


------------------------------ ---------------------------- --------------------------- ----------------------------

                               INVESTMENT ADVISORY FEES     INVESTMENT ADVISORY FEES    INVESTMENT ADVISORY FEES
                               PAID FOR FISCAL YEAR ENDED   PAID FOR FISCAL YEAR        PAID FOR FISCAL YEAR ENDED
PORTFOLIO                      10/31/98                     ENDED 10/31/97              10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Asian Growth Fund     $147,140                     N/A                         N/A
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Japan Portfolio       $63,136                      N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------


FEE WAIVERS


Schroder voluntarily waived its fees during the three most recent fiscal years pursuant to voluntary expense limitations and/or waivers in effect during such periods. The table below reflects the amount of the investment advisory fees scheduled to be paid by each Portfolio that was waived by Schroder.

Portfolios with October 31 fiscal year end:

------------------------------ ---------------------------- --------------------------- ----------------------------

                               FEES WAIVED DURING FISCAL    FEES WAIVED DURING FISCAL   FEES WAIVED DURING FISCAL
                               YEAR ENDED 10/31/98          YEAR ENDED 10/31/97         YEAR ENDED 10/31/96
PORTFOLIO

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Asian Growth Fund     $11,385                      N/A                         N/A
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Japan Portfolio       $7,699                       N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------




                             ADMINISTRATIVE SERVICES

On behalf of each Portfolio, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Portfolios, including: (1) preparation of Interestholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Portfolios, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee of 0.05% (based upon each Portfolio's average daily net assets). The administration agreement is terminable with respect to a Portfolio without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc.

or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.


The Trust has entered into a subadministration agreement with FadS. Under its agreement, FAdS assists Schroder Fund Advisors Inc. with certain of its responsibilities under the administration agreement, including Interestholder reporting and regulatory compliance. For providing its services, FAdS is entitled to receive a monthly fee from each of the Portfolios at the annual rate of 0.05% (based upon each Portfolio's average daily net assets and subject to a $25,000 minimum per Portfolio). The subadministration agreement is terminable with respect to a Portfolio without penalty, at any time, by the Trust upon 60 days' written notice to FAdS or by FAdS upon 60 days' written notice to the Trust.

Schroder Fund Advisors Inc. is contractually obligated to waive a portion of its administration fee and has assumed certain expenses of each Portfoliountil October 31, 1999 so that such Portfolio's total expenses would not exceed the following rates (based on each of the respective Portfolio's average daily net assets):

                Schroder Asian Growth Fund Portfolio        1.16%
                Schroder Japan Portfolio           0.99%

The expense limitations cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 1940 Act ) of the Trust.

During the three most recent fiscal years, each Portfolio paid the following fees to Schroder Fund Advisors Inc. and FAdS pursuant to the administration agreement and the subadministration agreements. The fees listed in the following table reflects reductions pursuant to fee waivers and expense limitations in effect during such periods.


------------------------------ ---------------------------- --------------------------- ----------------------------

                               ADMINISTRATIVE FEES PAID     ADMINISTRATIVE FEES PAID    ADMINISTRATIVE FEES PAID
                               FOR FISCAL YEAR ENDED        FOR FISCAL YEAR ENDED       FOR FISCAL YEAR ENDED
PORTFOLIO                      10/31/98                     10/31/97                    10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Asian Growth Fund     Schroder Fund Advisors       N/A                         N/A
Portfolio                      Inc.    $11,385

                               FAdS  $11,385

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Japan Portfolio       Schroder Fund Advisors       N/A                         N/A
                               Inc. $7,699

                               FAdS  $7,699

------------------------------ ---------------------------- --------------------------- ----------------------------


                                 PLACEMENT AGENT

Forum Fund Services, LLC, Two Portland Square, Portland, Maine, 04101, serves as the Trust's placement agent (underwriter). The Placement Agent receives no compensation for its services.

                              PORTFOLIO ACCOUNTING

Forum Accounting, an affiliate of FAds, performs fund accounting services for each Portfolio pursuant to an agreement with the Trust. Under the Transfer Agency and Fund Accounting Agreement, Forum Accounting prepares and maintains the books and records of each Portfolio that are required to be maintained under the 1940 Act, calculates the net asset value of each Portfolio, calculates the distributive share of the Portfolio's income, expense, gain or loss allocable to each Interestholder and prepares periodic reports to Interestholders and the SEC.

For its services to each Portfolio, Forum Accounting is entitled to receive from the Trust a fee of $48,000 per year plus $24,000 per year for global and international Portfolios, and an additional $12,000 per year with respect to tax-free money market funds, Portfolios with more than 25% of their total assets invested in asset-backed securities, Portfolios that have more than 100 security positions, and Portfolios that have a monthly turnover rate of 10% or more.

         The tables below show the amount of fees paid by each Portfolio to Forum Accounting during the three most recent fiscal years (or such shorter time a Portfolio has been operational). The fees listed in the table below reflects reductions pursuant to fee waivers during such periods.


------------------------------ ---------------------------- --------------------------- ----------------------------

                               ACCOUNTING FEES PAID         ACCOUNTING FEES PAID        ACCOUNTING FEES PAID
                               DURING FISCAL YEAR ENDED     DURING FISCAL YEAR ENDED    DURING FISCAL YEAR ENDED
                               10/31/98                     10/31/97                    10/31/96
PORTFOLIO

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Asian Growth Fund     $28,339                      N/A                         N/A
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Japan Portfolio       $27,339                      N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust or a Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The investment advisory fee paid by a Portfolio is not reduced because Schroder and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Advisory Agreements, Schroder may cause a Portfolio to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Portfolio in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

To the extent permitted by law, the Portfolios may engage in brokerage transactions with Schroder & Co. Inc. ("Schroder & Co."), an affiliate of Schroder, to effect securities transactions on the New York Stock Exchange only or Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder, to effect securities transactions on various foreign securities exchanges on which Schroder Securities has trading privileges. Consistent with regulations under the 1940 Act, the Portfolios have adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Portfolios pay to Schroder & Co. and Schroder Securities do not exceed the usual and customary broker's commission. In addition, the Portfolios will adhere to the rule, under the Securities Exchange Act of 1934, governing floor trading. This rule permits the Portfolios to effect, but not execute, exchange listed securities transactions with Schroder & Co. Schroder & Co. pays a portion of the brokerage commissions it receives from a Portfolio to the brokers executing the transactions. Also, due to securities law limitations, the Portfolios may be required to limit purchases of securities in a public offering if Schroder & Co. or Schroder Securities or one of their affiliates is a member of the syndicate for that offering.

None of the Portfolios has any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co. or Schroder Securities, and none will direct brokerage to Schroder & Co. or Schroder Securities in recognition of research services.

The following table shows the aggregate brokerage commissions paid for the three most recent fiscal years with respect to each Portfolio.

------------------------------ ---------------------------- --------------------------- ----------------------------

                               BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS PAID
                               DURING FISCAL YEAR ENDED     PAID DURING FISCAL YEAR     DURING FISCAL YEAR ENDED
PORTFOLIO                      10/31/98                     ENDED 10/31/97              10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Asian Growth Fund     $310,531                     N/A                         N/A
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Japan Portfolio       $ 45,502                     N/A                         N/A

------------------------------ ---------------------------- --------------------------- ----------------------------





The following table shows the aggregate brokerage commissions paid to Schroder & Co. and Schroder Securities for the three most recent fiscal years, as well as the percentage such commissions represented of all transactions on which the Portfolio paid brokerage commissions during such fiscal year.

------------------------------ ---------------------------- --------------------------- ----------------------------

                               BROKERAGE COMMISSIONS PAID   BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS PAID
                               DURING FISCAL YEAR ENDED     PAID DURING FISCAL YEAR     DURING FISCAL YEAR ENDED
                               10/31/98                     ENDED 10/31/97              10/31/96
PORTFOLIO

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Asian Growth Fund     Schroder & Co. $0 0%         N/A                         N/A
Portfolio                      Schroder Securities $0 0%

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Japan Portfolio       Schroder & Co. $0 0%         N/A                         N/A
                               Schroder Securities $0 0%

------------------------------ ---------------------------- --------------------------- ----------------------------



                        DETERMINATION OF NET ASSET VALUE

The net asset value per Portfolio Interest of each Portfolio is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The New York Stock Exchange is normally closed on the following national holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Trustees have established procedures for the valuation of a Portfolio's securities, as follows:

Equities listed or traded on a domestic or foreign stock exchange are valued at their latest sale prices on such exchange on that day prior to the time when the assets are valued. In the absence of sales that day, such securities are valued at the mid-market prices. (Where the securities are traded on more than one exchange, they are valued on the exchange that Schroder designates as the primary market.) Unlisted securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation. Securities that do not have readily available market quotations are valued at fair value pursuant to procedures established by the Trustees. Debt securities having a maturity of more than 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.


Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.


If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

        Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's Interests are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

         The proceeds received by each Portfolio for each issue or sale of its Portfolio Interests, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio
                          Trust's books of account, and will be charged with the
liabilities in respect of such Portfolio and with a share of the general liabilities of the
Trust. Expenses with respect to any two or more Portfolios or classes may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made to a specific Portfolio.


                               REDEMPTIONS IN KIND

In consideration of the best interests of the remaining Interestholders, the Trust may pay certain redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. The Trust does not expect to redeem Portfolio Interests in kind under normal circumstances. If your Portfolio Interests are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.


                                      TAXES


Each Portfolio is classified for federal income tax purposes as a partnership that is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each Interestholder in a Portfolio is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware income or franchise tax.

Each Interestholder in a Portfolio is deemed to own a proportionate share of the Portfolio's assets and to earn a proportionate share of the Portfolio's income, for, among other things, purposes of determining whether the Interestholder satisfies the requirements to qualify as a regulated investment company ("RIC"). Accordingly, each Portfolio intends to conduct its operations so that its

Interestholders that invest substantially all of their assets in the Portfolio and intend to qualify as RICs should be able to satisfy all those requirements.

Distributions to an Interestholder from a Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the
Interestholder's recognition of any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent any cash that is distributed exceeds the Interestholder's basis for its interest in the Portfolio before the distribution; (2) income or gain will be recognized if the distribution is in liquidation of the Interestholder's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; (3) loss will be recognized to the extent that a liquidation distribution consisting solely of cash and/or unrealized receivables is less than the Interestholder's basis for its interest in the Portfolio prior to the distribution; and (4) gain or loss may be recognized on a distribution to an Interestholder that contributed property to the Portfolio. An Interestholder's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property it invests in the Portfolio, increased by the Interestholder's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Interestholder and (b) the Interestholder's share of the Portfolio's losses.

INVESTMENTS IN FOREIGN SECURITIES

Dividends and interest received by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on the security with respect to which the dividend or interest is paid. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If, however, more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and ordinarily expects to file an election with the Internal Revenue Service ("IRS") pursuant to which Interestholders of the Portfolio will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations (including a holding period requirement imposed at both the Portfolio and Interestholder levels), deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate Interestholders who do not itemize deductions. An Interestholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such Interestholder. Each Portfolio will report annually to its Interestholders their proportionate shares of such withholding taxes.

Each Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, RICs and certain other investors that hold stock of a PFIC indirectly, through an interest in a Portfolio, will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the

PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Portfolio invests in a PFIC and elects to mark such investment to market annually or to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Portfolio's RIC investors to satisfy the distribution requirements applicable to them -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

OTHER PORTFOLIO INVESTMENTS

If a Portfolio engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could, therefore, adversely affect the amount, timing and character of Interestholder income. The Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

"Constructive sale" provisions apply to activities by a Portfolio that lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a swap contract, or a future or forward contract. The entry into a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Portfolio occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these provisions may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Each Portfolio may write, purchase or sell options or futures contracts. Unless a Portfolio is eligible to, and does, make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year (I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain "straddles," may affect the taxation of a fund's transactions in options and futures contracts. Under Section 1092, the Portfolio may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

WITHHOLDING

Ordinary income paid to Interestholders who are nonresident aliens is subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident Interestholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

The Trust is required to report to the IRS all distributions and gross proceeds from the redemption of Portfolio Interests (except in the case of certain exempt Interestholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt Interestholders if: (1) the Interestholder fails to furnish the Trust with and to certify the Interestholder's correct taxpayer identification number; (2) the IRS notifies the Trust that the Interestholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the Interestholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the Interestholder's federal income tax liability.

New federal tax regulations (effective for payments made on or after January 1, 1999, although transition rules apply) will increase the U.S. federal income taxation of an Interestholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation or foreign partnership ("non-U.S. Interestholder"), depending on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such Interestholder. Ordinarily, income from a Portfolio will not be treated as so "effectively connected."

If the income from a Portfolio is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. Interestholders, dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in Portfolio Interests, will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. Furthermore, such non-U.S. Interestholders may be subject to U.S. federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from a Portfolio's election (described above) to "pass through" the amount of non-U.S. taxes paid by the Portfolio, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.

A non-U.S. Interestholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. federal income taxation on distributions of net long-term capital gains and any gain realized upon the sale of Portfolio Interests. If the non-U.S. Interestholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains amounts retained by the Portfolio which is designated as undistributed capital gains and gain from the sale of the Portfolio shares will be subject to a U.S. federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. Interestholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided.

If the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by a non-U.S. Interestholder, then distributions of net investment income (which includes short-term capital gains) whether received in cash or reinvested in Portfolio Interests, net long-term capital gains and amounts otherwise includable in income (such as amounts retained by the Portfolio which are designated as undistributed capital gains and any gains realized upon the sale of Portfolio Interests of the Portfolio), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. Interestholders that are corporations may also be subject to the branch profits tax.

Transfers of shares of the Portfolio by gift by a non-U.S. Interestholder will generally not be subject to U.S. federal gift tax, but the value of shares of the Portfolio held by such an Interestholder at death will be includable in the Interestholder's gross estate for U.S. federal income tax purposes.

GENERAL

The income tax and estate tax consequences to a non-U.S. Interestholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. Interestholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Non-U.S. Interestholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

The foregoing discussion relates only to federal income tax law. Income from a Portfolio also may be subject to foreign, state and local taxes, and their treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Interestholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.

                    PRINCIPAL HOLDERS OF PORTFOLIO INTERESTS

As of February 1, 1999, the Trustees of the Trust and, except as noted below, the officers of the Trust, as a group owned less than 1% of the outstanding Portfolio Interests of each
Portfolio.

The table attached as Appendix A lists those Interestholders that owned 5% or more of the Interests of each Portfolio as of February 1, 1999, and therefore are controlling persons of such Portfolio. Because these Interestholders hold a substantial number of Interests, they may be able to require that the Trust hold special Interestholder meetings and may be able to determine the outcome of any Interestholder vote.


                             PERFORMANCE INFORMATION

Average annual total return of a Portfolio for one-, five-, and ten-year periods (or for such shorter periods as Portfolio Interests of the Portfolio have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Portfolio distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance is based on many factors, including market conditions, the composition of the Portfolio's investments, and the Portfolio's operating expenses. Investment performance also often reflects the risks associated with a Portfolio's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Portfolio to other mutual funds and other investment vehicles. Performance for each Portfolio may be compared to various indices.

The table belows sets forth the total return of the Portfolios for the one-year period ended October 31, 1998.

                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED
                                OCTOBER 31, 1998

---------------------------- ----------------- ----------------- ---------------

                                               SINCE INCEPTION   INCEPTION DATE
PORTFOLIO                    1 YEAR            OF PORTFOLIO      OF PORTFOLIO

---------------------------- ----------------- ----------------- ---------------
---------------------------- ----------------- ----------------- ---------------


Schroder Asian Growth Fund
Portfolio
                             N/A               -29.20%           3/23/98

---------------------------- ----------------- ----------------- ---------------
---------------------------- ----------------- ----------------- ---------------


Schroder Japan Portfolio

                             N/A               -6.00%            3/23/98

---------------------------- ----------------- ----------------- ---------------



From time to time, Schroder, Schroder Fund Advisors Inc., Forum Accounting or FAds may reduce its compensation or assume expenses of a Portfolio in order to reduce the Portfolio's expenses, as described in the current Memorandum. Any such waiver or assumption would increase a Portfolio's yield or total return during the period of the waiver or assumption.


                                    CUSTODIAN

The Chase Manhattan Bank, through its Global Custody Division located at 125 London Wall, London EC2Y 5AJ, United Kingdom, acts as custodian of the assets of the Portfolios (other than Schroder U.S. Smaller Companies Portfolio). Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479, acts as custodian of the assets of Schroder U.S. Smaller Companies Portfolio. The custodians' responsibilities include safeguarding and controlling the Portfolios' cash and securities, handling the receipt and delivery of
securities,   and   collecting   interest  and  dividends  on  the   Portfolios'
investments. Neither custodian determines the investment policies of the Portfolios or decides which securities a Portfolio will buy or sell.


                              INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, the Trust's independent auditors, provide audit services, tax return preparation services, and assistance and consultation in connection with the Trust's various Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.



                                  LEGAL COUNSEL

        Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

                            INTERESTHOLDER LIABILITY

Under Delaware law, Interestholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims Interestholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of a Portfolio's property for all loss and expense of any Interestholder held personally liable for the obligations of a Portfolio. Thus the risk of a Interestholder's incurring financial loss on account of Interestholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.


                              FINANCIAL STATEMENTS

         The fiscal year end of Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio is October 31. The following Financial Statements required by Part B and the related Report of Independent Public Accountants are incorporated herein by reference to the Trust's Annual Report, dated October 31, 1998, which was filed electronically with the Securities and Exchange Commission on January 22, 1999 (Accession Number: 0000889812-99-000184).

                                   APPENDIX A

            HOLDERS OF 5% OR MORE OF OUTSTANDING PORTFOLIO INTERESTS

As of February 1, 1999, the Interestholders listed below owned more than 5% of a Portfolio as noted. Interestholders owning 25% or more of the interests of a Portfolio's Interests or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of interests, these persons may be able to require the Trust to hold an Interestholder meeting to vote on certain issues and may be able to determine the outcome of any Interestholder vote. As noted, certain of these Interestholders are known to the Trust to hold their Portfolio Interests of record only and have no beneficial interest, including the right to vote the Portfolio Interests.


                                                                     NUMBER OF      % OF PORTFOLIO
                                                                     SHARES OF         INTERESTS
                                                                     BENEFICIAL          OWNED
      SCHRODER ASIAN GROWTH FUND  PORTFOLIO                           INTEREST

----------------------------------------------------------------- ----------------- ----------------

      Schroder All Asia Fund, a series of
         Schroder Series trust II
         Two Portland Square
         Portland, ME 04101                                             2,800,648          99.82%

                                                                     NUMBER OF      % OF PORTFOLIO
                                                                     SHARES OF         INTERESTS
                                                                     BENEFICIAL          OWNED
      SCHRODER JAPAN PORTFOLIO                                        INTEREST

----------------------------------------------------------------- ----------------- ----------------

      Schroder All Asia Fund, a series of
         Schroder Series trust II
         Two Portland Square
         Portland, ME 04101                                             1,826,651          99.72%


                                   APPENDIX B


                      RATINGS OF CORPORATE DEBT INSTRUMENTS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"  Fixed-income   securities  which  are  rated  "A"  possess  many  favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"  Fixed-income  securities  which are rated "Baa" are  considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING GROUP("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The  rating  "CC"  is  typically   applied  to   fixed-income   securities
subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART B

Schroder Emerging Markets Fund Institutional Portfolio.

                                Form N-1A Part B

                Confidential Statement of Additional Information

------------------------------------------------------------------------------


                             Schroder Capital Funds


             Schroder Emerging Markets Fund Institutional Portfolio

                                  March 1, 1999


Schroder Capital Funds (the "Trust"), acting through Forum Fund Services, LLC (the "Placement Agent"), is making a private placement of shares of beneficial interest ("Portfolio Interests") in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a series of the Trust. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is described in this Statement of Additional Information (the "SAI").

Schroder Capital Management International Inc. manages the Portfolio. Portfolio Interests are offered by the Placement Agent solely in private placement transactions to qualified investors subject to the terms contained in the Trust's Confidential Private Placement Memorandum (the "Memorandum") dated March 1, 1999 relating to the Portfolio.

This SAI is not a Memorandum and is authorized for distribution only when accompanied or preceded by the Memorandum. This SAI contains information that may be useful to investors in the Portfolio ("Interestholders") but which is not included in the Memorandum. You may obtain free copies of the Memorandum by calling the Trust at (800) 730-2932 or the Placement Agent at (207) 879-1900.

Certain disclosure has been incorporated by reference into this SAI from the Portfolio's annual report. For a free copy of the annual report, please call
(800) 730-2932.





The Portfolio Interests have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state of the United States. Accordingly, the Portfolio Interests may not be offered, sold or transferred in the United States or to, or for the account or benefit of, any U.S. persons except in certain transactions that are exempt from the registration requirements of the 1933 Act. The Portfolio Interests are subject to restrictions on transferability and resale.



                                                 Table of Contents

TRUST HISTORY..........................................................


PORTFOLIO CLASSIFICATION...............................................

CAPITAL STOCK AND OTHER SECURITIES.....................................


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS..............


INVESTMENT RESTRICTIONS................................................

TRUSTEES AND OFFICERS..................................................

SCHRODER AND ITS AFFILIATES............................................

INVESTMENT ADVISORY AGREEMENTS.........................................

ADMINISTRATIVE SERVICES................................................

PLACEMENT AGENT........................................................

PORTFOLIO ACCOUNTING...................................................

BROKERAGE ALLOCATION AND OTHER PRACTICES...............................

DETERMINATION OF NET ASSET VALUE.......................................

REDEMPTIONS IN KIND....................................................

TAXES

PRINCIPAL HOLDERS OF PORTFOLIO INTERESTS...............................

PERFORMANCE INFORMATION................................................

CUSTODIAN..............................................................

INDEPENDENT AUDITORS...................................................

LEGAL COUNSEL..........................................................

INTERESTHOLDER LIABILITY...............................................

FINANCIAL STATEMENTS...................................................



APPENDIX A.............................................................

APPENDIX B........


                             SCHRODER CAPITAL FUNDS

                Confidential Statement of Additional Information


                                  TRUST HISTORY

The Trust was organized as a Delaware business trust on September 7, 1995. The Trust's Trust Instrument, which is governed by Delaware law, is on file with the Secretary of State of the State of Delaware.


                            PORTFOLIO CLASSIFICATION

The Portfolio described in and offered pursuant to the Memorandum and this SAI has distinct investment objectives and policies. The Portfolio is a "non-diversified" investment company under the 1940 Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Portfolio invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.


                       Capital Stock and Other Securities

Under the Trust Instrument of the Trust, the Trustees are authorized to issue shares of beneficial interest in separate series of the Trust. The Trust currently has one series (the Portfolio described in this SAI), and the Trust reserves the right to create additional series.

Each Interestholder in the Portfolio is entitled to participate equally in the Portfolio's earnings and assets and to a vote in proportion to the amount of its investment in the Portfolio. Investments in the Portfolio may not be transferred without the unanimous consent of the other Interestholders in the Portfolio, but an Interestholder may withdraw all or any portion of its investment at any time at the next determined net asset value.

The Trust is not required, and has no current intention, to hold annual meetings of Interestholders, but the Trust will hold special meetings of Interestholders when in the Trustees' judgment it is necessary or desirable to submit matters for an Interestholder vote or when it is otherwise required under state law or the 1940 Act. Generally, portfolio interests are voted in the aggregate without reference to a particular portfolio, unless the Trustees determine that the matter affects only one portfolio or portfolio voting is required, in which case portfolio interests are voted separately by each portfolio. Upon liquidation of the Portfolio, Interestholders will be entitled to share pro rata in the Portfolio's net assets available for distribution to Interestholders.

            MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS


         In addition to the principal investment strategies and the principal risks of the Portfolio described in the Memorandum, the Portfolio may employ other investment practices and may be subject to additional risks, which are described below. [Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Memorandum, under "Investment Restrictions" in this SAI, or by applicable law, the Portfolio may engage in each of the practices described below.] [ do we need this sentence in a document for only one portfolio?]


Certain Derivative Instruments


Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, the Portfolio may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices and options on futures contracts. These transactions may be used by the Portfolio for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Portfolio may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."


Options


The Portfolio may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered call options. The Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

The Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

Covered put options. The Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. The Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

The Portfolio may also purchase put and call options to enhance its current return. The Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. The Portfolio may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that the Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Portfolio's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolio and other clients of Schroder may be considered such a group. These position limits may restrict the Portfolio's ability to purchase or sell options on particular securities.

As described below, the Portfolio generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Portfolio may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Portfolio. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Portfolio will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio will treat over-the-counter options (and, in the case of options sold by the Portfolio, the underlying securities held by the Portfolio) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.


Futures Contracts


In order to hedge against the effects of adverse market changes, the Portfolio may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Portfolio may invest, and on indices of debt securities. In addition, the Portfolio may purchase and sell stock index futures to hedge against changes in stock market prices. The Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Portfolio's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when the Portfolio enters into or terminates a futures contract, the Portfolio may realize a gain or loss.

Futures on Debt Securities and Related Options. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities - assuming a "short" position - it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Portfolio's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Portfolio of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Portfolio has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

The Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. The Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when the Portfolio enters into and terminates an index futures transaction, the Portfolio may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

The Portfolio may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

In order to hedge the Portfolio's investments successfully using futures contracts and related options, the Portfolio must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolio that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

The Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Portfolio may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

The Portfolio may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When the Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Portfolio sells a futures contract and the price of the underlying debt security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.


Special Risks of Transactions in Futures Contracts and Related Options


Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Portfolio would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by the Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Portfolio's securities, which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Portfolio's investments sought to be hedged.

Successful use of futures contracts and options by the Portfolio for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where the Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions that could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Portfolio may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Portfolio's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Portfolio will engage in such transactions at any time or from time to time. The Portfolio's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. The Portfolio will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.


Forward Commitments


The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.


Repurchase Agreements


The Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition as established by the Trustees of the Trust, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Portfolio that are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


When-Issued Securities


The Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income. While the Portfolio may sell its right to acquire when-issued securities prior to the settlement date, the Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Portfolio will establish a segregated account in which it will maintain cash and U.S. government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


Loans of Portfolio Securities


The Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Portfolio's portfolio securities loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio will not lend portfolio securities to borrowers affiliated with that Portfolio. [check wording]


Foreign Securities


The Portfolio may invest without limit in securities principally traded in foreign markets. The Portfolio may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about an U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to foreign securities. In determining whether to invest in securities of foreign issuers, Schroder will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its Interestholders. Income received by the Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Portfolio will reduce its net income available for distribution to Interestholders.


Foreign Currency Transactions


The Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Portfolio may engage in both "transaction hedging" and "position hedging."

When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables of that Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Portfolio expects to purchase. In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.


The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


It is impossible to forecast with precision the market value of the Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

To offset some of the costs to the Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities, which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will utilize hedging transactions at any time or from time to time.

The Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.


Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


At the maturity of a forward or futures contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade, which provides a secondary market in such contracts or options. Although the Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence exchange rates and investments generally.


The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.


Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


Zero-Coupon Securities


Zero-coupon securities in which the Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of Portfolio Interests of the Portfolio investing in zero-coupon securities may fluctuate over a greater range than Portfolio Interests of [other Portfolios of the Trust and] [delete] other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Short Sales

In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio also may engage in short sales if, at the time of the short sale, it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against-the-box." In such a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position is maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio does not engage in short sales against-the-box for speculative purposes but may, however, make a short sale as a hedge, when Schroder believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). There are certain additional transaction costs associated with short sales against-the-box, but Schroder endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. Under the Taxpayer Relief Act of 1997, activities by the Portfolio which lock-in gain on an appreciated financial instrument generally will be treated as a "constructive sale" of such instrument which will trigger gain (but not loss) for federal income tax purposes. Such activities may create taxable income in excess of the cash they generate.


Temporary Defensive Strategies


As described in the Memorandum, Schroder may at times judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategies inconsistent with the best interests of its Interestholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternate strategies.



                             INVESTMENT RESTRICTIONS


The Trust has adopted the following  fundamental and non-fundamental  investment restrictions for the Portfolio. The Portfolio's Fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding Portfolio Interests and (2) 67% or more of the Portfolio Interests present at a meeting if more than 50% of the outstanding Portfolio Interests are represented at the meeting in person or by proxy. The non-fundamental investment policies described in the Memorandum and this SAI may be changed by the Trustees without Interestholder approval.

Schroder Emerging Markets Fund Institutional Portfolio

Schroder Emerging Markets Fund Institutional Portfolio will not:

Fundamental Policies:

1. Underwrite securities of other companies (except insofar as the Portfolio might be deemed to be an underwriter in the resale of any securities held in its portfolio);


2. Invest in commodities or commodity contracts (other than hedging instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such hedging instrument is considered to be a commodity or a commodity contract);


3. Purchase securities on margin; however, the Portfolio may make margin deposits in connection with any hedging instruments which it may use as permitted by any of its other fundamental policies;


4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;


5. Lend money except in connection with the acquisition of debt securities that the Portfolio's investment policies and restrictions permit it to purchase. The Portfolio may make loans of portfolio securities and enter into repurchase agreements;


6.   Make short sales of securities;

7. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs);

8. Invest in real estate or in interests in real estate (but may purchase readily marketable securities of companies holding real estate or interests therein);


Non-Fundamental Policies:

1. The Portfolio will not invest in or hold securities of any issuer if officers or Trustees of the Trust or Schroder individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

2. The Portfolio will not invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation;

The Portfolio will not invest more than 15% of its assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Portfolio in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on the Portfolio's investment in illiquid securities.

                               -------------------


All percentage limitations on investments (other than limitations on borrowing and illiquid securities) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.



                              TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for the Portfolio and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Portfolio's' other affairs and business.


The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below.


     David N. Dinkins, Trustee. 71. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

     John I. Howell, Trustee. 82. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, Schroder Series Trust, and Schroder Series Trust II. Director, American International Life Assurance Company of New York. Private consultant since 1987.

     Peter S. Knight, Trustee. 48. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and
Schroder Series Trust. Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore `96.

     Peter E. Guernsey, Trustee. 77. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, Schroder Series Trust, and Schroder Series Trust II. Formerly,

Senior Vice President, Marsh & McLennan, Inc.


     (*) Sharon L. Haugh, Trustee. 53. 787 Seventh Avenue, New York, New York. Chairman, Schroder Capital Management Inc. Executive Vice President and Executive Director, Schroder Capital Management International Inc. Chairman and Director, Schroder Fund Advisors Inc. Trustee, Schroder Capital Funds (Delaware), Schroder Capital

Funds II, and Schroder Series Trust.


     William L. Means, Trustee. 59. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust II. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

     Clarence F. Michalis, Trustee. 77. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Chairman of the Board of Directors,

Josiah Macy, Jr. Foundation.


     Hermann C. Schwab, Trustee. 79. 787 Seventh Avenue, New York, New York. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

     (*) Mark J. Smith, President and Trustee of the Trust. 36. 787 Seventh Avenue, New York, New York. Director and Senior Vice President, Schroder Capital Management International Limited and Schroder Capital Management International Inc. Director, Schroder Investment Management Ltd., Schroder Fund Advisors Inc., and Schroder Japanese Warrant Fund Ltd. Trustee, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and

Schroder Series Trust.  Vice President, Schroder Series Trust II.

     Mark Astley, Vice President of the Trust. 34. 787 Seventh Avenue, New York, New York. First Vice President of Schroder Capital Management International Inc. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1987.

     Robert G. Davy, Vice President of the Trust. 37. 787 Seventh Avenue, New York, New York. Director of Schroder Capital Management International Inc. and Schroder Capital Management International Ltd. since 1994; First Vice President of Schroder Capital Management International Inc. since July 1992. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1986.

     Margaret H. Douglas-Hamilton, Vice President of the Trust. 57. 787 Seventh Avenue, New York, New York. Director and Secretary of Schroder Capital Management Inc.

     Richard R. Foulkes, Vice President of the Trust. 53. 787 Seventh Avenue, New York, New York. Deputy Chairman of Schroder Capital Management International Inc. since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.


     John Y. Keffer, Vice President of the Trust. 56. Two Portland Square, Portland, Maine. President of Forum Fund Services, LLC, the Portfolio's
placement  agent,  and other  affiliated  entities  including  Forum  Accounting
Services, LLC, Forum Administrative Services, LLC, and Forum Investment Advisors, LLC.


     Michael Perelstein, Vice President of the Trust. 43. 787 Seventh Avenue, New York, New York. Director since May 1997 and Senior Vice President of Schroder Capital Management International Inc. since January 1997. Formerly, Managing Director of MacKay - Shields Financial Corp.


     Catherine A. Mazza, Vice President of the Trust. 39. 787 Seventh Avenue, New York, New York. First Vice President, Schroder Capital Management International Inc. and Schroder Capital Management Inc. President, Schroder Fund Advisors Inc. Vice President, Schroder Capital Funds (Delaware), Schroder Capital Funds, and Schroder Series Trust. Formerly, Vice President, Alliance Capital Management L.P.

     Alexandra Poe, Secretary and Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Vice President, Schroder Capital Management International Inc. Senior Vice President, Secretary, and General Counsel, Schroder Fund Advisors Inc. Vice President and Secretary, Schroder Capital Funds (Delaware), Schroder Capital Funds II, and Schroder Series Trust. Assistant Secretary, Schroder Series Trust II. Formerly, Attorney, Gordon, Altman, Butowsky, Weitzen, Shalov & Wein; Vice President and Counsel, Citibank, N.A.


     Jane E. Lucas, Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Senior Vice President, Schroder Capital Management International Inc.

     Fergal Cassidy, Treasurer and Principal Financial and Accounting Officer of the Trust. 29. 787 Seventh Avenue, New York, New York. Vice President and Treasurer, Schroder Capital Management Inc. Vice President and Comptroller, Schroder Capital Management International Inc. Treasurer and Chief Financial Officer, Schroder Fund Advisors Inc. Assistant Treasurer, Schroder Series Trust. Formerly, Senior Accountant, Concurrency Management Corp.

     Alan Mandel, Assistant Treasurer of the Trust. 41. 787 Seventh Avenue, New York, New York. First Vice President of Schroder Capital Management
International Inc. since September 1998. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management; Chief Financial Officer and Vice President of Mutual Capital Management.

     Carin Muhlbaum, Assistant Secretary of the Trust. 36. Vice President of Schroder Capital Management International Inc. since 1998. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.


     Nicholas Rossi, Assistant Secretary of the Trust. 35. 787 Seventh Avenue, New York, New York. Associate of Schroder Capital Management International Inc. since October 1997 and Assistant Vice President of Schroder Fund Advisors Inc. since March 1998. Formerly, Mutual Fund Specialist, Willkie Farr & Gallagher; Fund

Administrator, Furman Selz LLC since 1992.

     Thomas G. Sheehan, Assistant Treasurer and Assistant Secretary of the Trust. 44. Two Portland Square, Portland, Maine. Relationship Manager and Counsel, Forum Financial Services, Inc. since 1993. Formerly, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

     John A. Troiano, Vice President of the Trust. 38. 787 Seventh Avenue, New York, New York. Director of Schroder Capital Management Inc. since April 1997; Chief Executive Officer, since July 1, 1997, of Schroder Capital Management International Inc. and Managing Director and Senior Vice President of Schroder Capital Management International Inc. since October 1995. Formerly, employed by various affiliates of Schroder Capital Management International Inc. in various positions in the investment research and portfolio management areas since 1981.

     Ira L. Unschuld, Vice President of the Trust. 33. 787 Seventh Avenue, New York, New York. Group Vice President of Schroder Capital Management International Inc. since April 1998 and an Associate from July 1990 to April 1993.

         Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

Trustee Compensation


         Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc. or Forum Fund Services, LLC and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among the various investment companies based on their relative net assets. Payment of meeting fees is allocated only among those investment companies to which the meeting relates.


         The following table sets forth information regarding compensation paid for the fiscal year ended October 31, 1998 to the disinterested Trustees.

                                                Compensation Table

-------------------------------------------------------------------------------------------------------------------

                                                          (2)                                 (3)
                                                       Aggregate                Total Compensation from Trust and
                  (1)                                Compensation                Fund Complex Paid to Trustees*
                Name of                               from Trust
                Trustee

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


David N. Dinkins                                       $6,762                               $14,250

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Peter E. Guernsey                                      $7,365                               $23,750

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


John I. Howell                                         $7,365                               $25,000

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Peter S. Knight                                        $7,365                               $15,500

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

William L. Means**                                       $0                                 $9,500
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Clarence F. Michalis                                   $7,365                               $14,250

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Hermann C. Schwab                                      $7,365                               $14,250

-------------------------------------------------------------------------------------------------------------------


* The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds ("SCF"), Schroder Capital Funds (Delaware) ("SCF(D)"), Schroder Series Trust ("SST"), and Schroder Series Trust II (formerly Schroder Asian Growth Fund, Inc., "SST II"). The Trust, SCF(D), SCF, SST, and SST II are considered part of the same "Fund Complex" for these purposes.
**     Mr. Means was elected Trustee of the Trust on December 15, 1998.

         As of February 1, 1999, the Trustees of the Trust as a group owned less than 1% of the Portfolio Interests.

The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined, in the manner specified in the Trust Instrument, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Interestholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.



                           SCHRODER AND ITS AFFILIATES


Schroder has served as the investment adviser for each of the Portfolio since their inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder itself has been an investment manager since 1962, and served as investment manager for approximately $27.1 billion as of December 31, 1998. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of December 31, 1998, had under management assets of approximately $195 billion.


                         INVESTMENT ADVISORY AGREEMENTS

Under Investment Advisory Agreements between the Trust and Schroder (the "Advisory Agreements"), Schroder, at its expense, provides the Portfolio with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Portfolio. The fees to be paid under the Advisory Agreements are set forth in the Memorandum.

Under the Advisory Agreements, Schroder is required to regularly provide the Portfolio with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the Portfolio. Schroder also determines, for the Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of the Portfolio's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and the 1940 Act, and to the Portfolio's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

Under the Advisory Agreements, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the placement agent of the Trust; the cost of preparing subscription documents or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of Portfolio Interests; the expenses of and fees for registering or qualifying securities for exemptions from registration requirements; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder or Forum Fund Services, LLC, or their respective affiliates; the cost of preparing and distributing reports and notices to Interestholders; public and investor relations expenses; and fees and disbursements of custodians of the Portfolio's' assets. The Trust is also responsible for its expenses incurred in connection with litigation, legal proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

Schroder's compensation under the Advisory Agreements may be reduced in any year if the Portfolio's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which Portfolio Interests are qualified for offer or sale.

The Advisory Agreements may be terminated without penalty by vote of the Trustees as to the Portfolio, by the Interestholders of the Portfolio, or by Schroder on 60 days' written notice. Each Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, each Advisory Agreement may be amended only by a vote of the Interestholders of the affected Portfolio, and each Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to the Portfolio by vote of either the Trustees or the Interestholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the Interestholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Forum Administrative Services, LLC ("FAdS") and Forum Accounting Services, LLC ("Forum Accounting") provide certain administrative, accounting, and other services to the Trust. For these services, FAdS and Forum Accounting receive a monthly fee at annual rates based on the Portfolio's average daily net assets, as approved by the Trustees.

Recent Investment Advisory Fees. The total investment advisory fees paid by the Portfolio to Schroders during the three most recent fiscal years are set forth in the following table. The fees listed in the following table reflects reductions pursuant to expense limitations in effect during such periods.


------------------------------ ---------------------------- --------------------------- ----------------------------

                               Investment Advisory Fees     Investment Advisory Fees    Investment Advisory Fees
                               Paid for Fiscal Year Ended   Paid for Fiscal Year        Paid for Fiscal Year Ended
Portfolio                      10/31/98                     Ended 10/31/97              10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Emerging Markets      $1,716,570                   $2,013,421                  $1,115,324
Fund Institutional Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------

Fee Waivers


Schroder voluntarily waived its fees during the three most recent fiscal years pursuant to voluntary expense limitations and/or waivers in effect during such periods. The table below reflects the amount of the investment advisory fees scheduled to be paid by each Portfolio that was waived by Schroder.



------------------------------ ---------------------------- --------------------------- ----------------------------

                               Fees Waived During Fiscal    Fees Waived During Fiscal   Fees Waived During Fiscal
                               Year Ended 10/31/98          Year Ended 10/31/97         Year Ended 10/31/96
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


 Schroder Emerging Markets     $673,304                     $534,861                    $51,560
Fund Institutional Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------



                             ADMINISTRATIVE SERVICES

On behalf of the Portfolio, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Portfolio, including: (1) preparation of Interestholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Portfolio, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the following annual rate (based upon the Portfolio's average daily net assets) of 0.10% with respect to Schroder Emerging Markets Fund Institutional Portfolio. The administration agreement is terminable with respect to the Portfolio without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust.

The Trust has entered into a subadministration agreement with FAdS. Under its agreement, FAdS assists Schroder Fund Advisors Inc. with certain of its responsibilities under the administration agreement, including Interestholder reporting and regulatory compliance. For providing its services, FAdS is entitled to receive a monthly fee from each of the Portfolio at the annual rate of 0.01% (based upon the Portfolio's average daily net assets and subject to a $25,000 minimum per Portfolio). The subadministration agreement is terminable with respect to the Portfolio without penalty, at any time, by the Trust upon 60 days' written notice to FAdS or by FAdS upon 60 days' written notice to the Trust.

Schroder Fund Advisors Inc. has voluntarily waived a portion of its administration fee and has assumed certain expenses of the Portfolio so that the Portfolio's total expenses would not exceed the following rates (based on each of the respective Portfolio's average daily net assets):


Schroder Emerging Markets Fund
Institutional Bond
Portfolio       1.18%

This expense limitations cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 1940 Act ) of the Trust.

During the three most recent fiscal years, the Portfolio paid the following fees to Schroder Fund Advisors Inc. and FAdS pursuant to the administration agreement and the subadministration agreements. The fees listed in the following table reflects reductions pursuant to fee waivers and expense limitations in effect during such periods.


------------------------------ ---------------------------- --------------------------- ----------------------------

                               Administration Fees Paid     Administration Fees Paid    Administration Fees Paid
                               for Fiscal Year Ended        for Fiscal Year Ended       for Fiscal Year Ended
Portfolio                      10/31/98                     10/31/97                    10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------

                                                      - 28 -


------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Emerging Markets      Schroder Fund Advisors       Schroder Fund Advisors      Schroder Fund Advisors
Fund Institutional Portfolio   Inc.  $119,494               Inc.  $127,414              Inc.  $45,602

                               FAdS  $238,987               FadS  $254,828              FadS  $116,688

------------------------------ ---------------------------- --------------------------- ----------------------------



                                 PLACEMENT AGENT

Forum Fund Services, LLC, Two Portland Square, Portland, Maine, 04101, serves as the Trust's placement agent (underwriter). The Placement Agent receives no compensation for its services.


                              PORTFOLIO ACCOUNTING

Forum Accounting, [previously defined? check] an affiliate of FAds, performs fund accounting services for the Portfolio pursuant to an agreement with the Trust. Under the Transfer Agency and Fund Accounting Agreement, Forum Accounting prepares and maintains the books and records of the Portfolio that are required to be maintained under the 1940 Act, calculates the net asset value of the Portfolio, calculates the distributive share of the Portfolio's income, expense, gain or loss allocable to each Interestholder and prepares periodic reports to Interestholders and the SEC.

For its services to the Portfolio, Forum Accounting is entitled to receive from the Trust a fee of $36,000 per year plus $24,000 per year for global and international Portfolios, and an additional $12,000 per year with respect to tax-free money market funds, Portfolios with more than 25% of their total assets invested in asset-backed securities, Portfolios that have more than 100 security positions, and Portfolios that have a monthly turnover rate of 10% or more.

        The table below shows the amount of fees paid by the Portfolio to Forum Accounting during the three most recent fiscal years (or such shorter time the Portfolio has been operational). The fees listed in the table below reflect reductions pursuant to fee waivers during such periods.


------------------------------ ---------------------------- --------------------------- ----------------------------

                               Accounting Fees Paid         Accounting Fees Paid        Accounting Fees Paid
                               During Fiscal Year Ended     During Fiscal Year Ended    During Fiscal Year Ended
Portfolio                      10/31/98                     10/31/97                    10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Emerging Markets      $72,000                      $73,000                     $61,000
Fund Institutional Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust.

Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.


It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust or the Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio. The investment advisory fee paid by the Portfolio is not reduced because Schroder and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Advisory Agreements, Schroder may cause the Portfolio to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause the Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

To the extent permitted by law, the Portfolio may engage in brokerage transactions with Schroder & Co. Inc. ("Schroder & Co."), an affiliate of Schroder, to effect securities transactions on the New York Stock Exchange only or Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of Schroder, to effect securities transactions on various foreign securities exchanges on which Schroder Securities has trading privileges. Consistent with regulations under the 1940 Act, the Portfolio has adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Portfolio pay to Schroder & Co. and Schroder Securities do not exceed the usual and customary broker's commission. In addition, the Portfolio will adhere to the rule, under the Securities Exchange Act of 1934, governing floor trading. This rule permits the Portfolio to effect, but not execute, exchange listed securities transactions with Schroder & Co. Schroder & Co. pays a portion of the brokerage commissions it receives from the Portfolio to the brokers executing the transactions. Also, due to securities law limitations, the Portfolio may be required to limit purchases of securities in a public offering if Schroder & Co. or Schroder Securities or one of their affiliates is a member of the syndicate for that offering.

The Portfolio does not have any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co. or Schroder Securities, and it will not direct brokerage to Schroder & Co. or Schroder Securities in recognition of research services.


The following table shows the aggregate brokerage commissions paid for the three most recent fiscal years with respect to the Portfolio.




------------------------------ ---------------------------- --------------------------- ----------------------------

                               Brokerage Commissions Paid   Brokerage Commissions       Brokerage Commissions Paid
                               During Fiscal Year Ended     Paid During Fiscal Year     During Fiscal Year Ended
Portfolio                      10/31/98                     Ended 10/31/97              10/31/96

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Emerging Markets      $1,013,671                   $1,413,998                  $101,047
Fund Institutional Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------


In the fiscal year ended October 31, 1998, Schroder, on behalf of the Trust, placed agency and underwritten transactions having an approximate aggregate dollar value of $________, (___% of the Trust's aggregate agency and underwritten transactions, on which approximately $_______ of commissions were paid)  with  brokers  and  dealers  (other  than  Schroder  & Co.  and  Schroder
Securities) whose research, statistical, and quotation services Schroder considered to be particularly useful to it and its affiliates. However, many of such transactions were placed with such brokers and dealers without regard to the furnishing of such services.

The following table shows the aggregate brokerage commissions paid to Schroder & Co. and Schroder Securities for the three most recent fiscal years, as well as the percentage such commissions represented of all transactions on which the Portfolio paid brokerage commissions during such fiscal year.


------------------------------ ---------------------------- --------------------------- ----------------------------

                               Brokerage Commissions Paid   Brokerage Commissions       Brokerage Commissions Paid
                               During Fiscal Year Ended     Paid During Fiscal Year     During Fiscal Year Ended
                               10/31/98                     Ended 10/31/97              10/31/96
Portfolio

------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------


Schroder Emerging Markets      Schroder & Co. $0 0%         Schroder & Co. $0 0%        Schroder & Co. $0 0%
Fund Institutional Portfolio   Schroder Securities $0 0%    Schroder Securities $0 0%   Schroder Securities $0 0%

------------------------------ ---------------------------- --------------------------- ----------------------------


                        DETERMINATION OF NET ASSET VALUE


The net asset value per Portfolio Interest of the Portfolio is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The Trustees have established procedures for the valuation of the Portfolio's securities, as follows:

Equities listed or traded on a domestic or foreign stock exchange are valued at their latest sale prices on such exchange on that day prior to the time when the assets are valued. In the absence of sales that day, such securities are valued at the mid-market prices. (Where the securities are traded on more than one exchange, they are valued on the exchange that Schroder designates as the primary market.) Unlisted securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation. Securities that do not have readily available market quotations are valued at fair value pursuant to procedures established by the Trustees. Debt securities having a maturity of more than 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.


Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.


If any securities held by the Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

        Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's Interests are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by the Portfolio for each issue or sale of its Portfolio Interests, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of the Portfolio account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. [Expenses with respect to any two or more Portfolio or classes may be allocated in proportion to the net asset values of the respective Portfolio except where allocations of direct expenses can otherwise be fairly made to a specific Portfolio.] [do we need this b/c SCF II has but one portfolio?]


                               REDEMPTIONS IN KIND

In consideration of the best interests of the remaining Interestholders, the Trust may pay certain redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. The Trust does not expect to redeem Portfolio Interests in kind under normal circumstances. If your Portfolio Interests are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.


                                      TAXES


The Portfolio is classified for federal income tax purposes as a partnership that is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each Interestholder in the Portfolio is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware income or franchise tax.

Each Interestholder in the Portfolio is deemed to own a proportionate share of the Portfolio's assets and to earn a proportionate share of the Portfolio's income, for, among other things, purposes of determining whether the Interestholder satisfies the requirements to qualify as a regulated investment company ("RIC"). Accordingly, the Portfolio intends to conduct its operations so that its Interestholders that invest substantially all of their assets in the Portfolio and intend to qualify as RICs should be able to satisfy all those requirements.

Distributions to an Interestholder from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the
Interestholder's recognition of any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent any cash that is distributed exceeds the Interestholder's basis for its interest in the Portfolio before the distribution; (2) income or gain will be recognized if the distribution is in liquidation of the Interestholder's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; (3) loss will be recognized to the extent that a liquidation distribution consisting solely of cash and/or unrealized receivables is less than the Interestholder's basis for its interest in the Portfolio prior to the distribution; and (4) gain or loss may be recognized on a distribution to an Interestholder that contributed property to the Portfolio. An Interestholder's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property it invests in the Portfolio, increased by the Interestholder's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Interestholder and (b) the Interestholder's share of the Portfolio's losses.

Investments in Foreign Securities

Dividends and interest received by the Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on the security with respect to which the dividend or interest is paid. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If, however, more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and ordinarily expects to file an election with the Internal Revenue Service ("IRS") pursuant to which Interestholders of the Portfolio will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations (including a holding period requirement imposed at both the Portfolio and Interestholder levels), deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate Interestholders who do not itemize deductions. An Interestholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such Interestholder. The Portfolio will report annually to its Interestholders their proportionate shares of such withholding taxes.

The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, RICs and certain other investors that hold stock of a PFIC indirectly, through an interest in the Portfolio, will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the Portfolio invests in a PFIC and elects to mark such investment to market annually or to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Portfolio's RIC investors to satisfy the distribution requirements applicable to them -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Other Portfolio Investments

If the Portfolio engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could, therefore, adversely affect the amount, timing and character of Interestholder income. The Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

"Constructive sale" provisions apply to activities by the Portfolio that lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a swap contract, or a future or forward contract. The entry into a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Portfolio occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these provisions may cause the Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

The Portfolio may write, purchase or sell options or futures contracts. Unless the Portfolio is eligible to, and does, make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year (i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain "straddles," may affect the taxation of a fund's transactions in options and futures contracts. Under Section 1092, the Portfolio may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

Withholding

Ordinary income paid to Interestholders who are nonresident aliens is subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident Interestholders are urged to consult their own tax advisors concerning the applicability of the U.S.
withholding tax.

The Trust is required to report to the IRS all distributions and gross proceeds from the redemption of Portfolio Interests (except in the case of certain exempt Interestholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt Interestholders if: (1) the Interestholder fails to furnish the Trust with and to certify the Interestholder's correct taxpayer identification number; (2) the IRS notifies the Trust that the Interestholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the Interestholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the Interestholder's federal income tax liability.

New federal tax regulations (effective for payments made on or after January 1, 1999, although transition rules apply) will increase the U.S. federal income taxation of an Interestholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation or foreign partnership ("non-U.S. Interestholder"), depending on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such Interestholder. Ordinarily, income from the Portfolio will not be treated as so "effectively connected."

If the income from the Portfolio is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. Interestholders, dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in Portfolio Interests, will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. Furthermore, such non-U.S. Interestholders may be subject to U.S. federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from the Portfolio's election (described above) to "pass through" the amount of non-U.S. taxes paid by the Portfolio, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.

A non-U.S. Interestholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. federal income taxation on distributions of net long-term capital gains and any gain realized upon the sale of Portfolio Interests. If the non-U.S. Interestholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains amounts retained by the Portfolio which is designated as undistributed capital gains and gain from the sale of the Portfolio shares will be subject to a U.S. federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. Interestholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided.

If the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by a non-U.S. Interestholder, then distributions of net investment income (which includes short-term capital gains) whether received in cash or reinvested in Portfolio Interests, net long-term capital gains and amounts otherwise includable in income (such as amounts retained by the Portfolio which are designated as undistributed capital gains and any gains realized upon the sale of Portfolio Interests of the Portfolio), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. Interestholders that are corporations may also be subject to the branch profits tax.

Transfers of shares of the Portfolio by gift by a non-U.S. Interestholder will generally not be subject to U.S. federal gift tax, but the value of shares of the Portfolio held by such an Interestholder at death will be includable in the Interestholder's gross estate for U.S. federal income tax purposes.

General

The income tax and estate tax consequences to a non-U.S. Interestholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. Interestholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Non-U.S. Interestholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

The foregoing discussion relates only to federal income tax law. Income from the Portfolio also may be subject to foreign, state and local taxes, and their treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Interestholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.


                    PRINCIPAL HOLDERS OF PORTFOLIO INTERESTS

        As of February 1, 1999, the Trustees of the Trust and, except a noted below, the officers of the Trust, as a group owned less than 1% of the outstanding Portfolio Interests of either class of the Portfolio.

The table attached as Appendix A lists those Interestholders that owned 5% or more of the Interests of the Portfolio as of February 1, 1999, and therefore are controlling persons of the Portfolio. Because these Interestholders hold a substantial number of Interests, they may be able to require that the Trust hold special Interestholder meetings and may be able to determine the outcome of any Interestholder vote.


                             PERFORMANCE INFORMATION

Average annual total return of the Portfolio for one-, five-, and ten-year periods (or for such shorter periods as Portfolio Interests of the Portfolio have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Portfolio distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

All performance data is based on past investment results and does not predict future performance. Investment performance is based on many factors, including market conditions, the composition of the Portfolio's investments, and the Portfolio's operating expenses. Investment performance also often reflects the risks associated with the Portfolio's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of the Portfolio to other mutual funds and other investment vehicles. Performance for the Portfolio may be compared to various indices.

The table below sets forth the total return of the Portfolio for the one-year period ended October 31, 1998 and for the period from the commencement of the Portfolio's operations until October 31, 1998.

  Average Annual Total Return for Periods Ended October

                        31, 1998

----------------------------- -------------------------- --------------------------- --------------------------

                                                              Since Inception
                                                                of Portfolio             Inception Date of
         Portfolio                     1 Year                   (Annualized)                 Portfolio

----------------------------- -------------------------- --------------------------- --------------------------
----------------------------- -------------------------- --------------------------- --------------------------


Schroder Emerging Markets              -29.40%                     -9.77%
Fund Institutional Portfolio

----------------------------- -------------------------- --------------------------- --------------------------


From time to time, Schroder, Schroder Fund Advisors Inc., Forum Accounting or FAds may reduce its compensation or assume expenses of the Portfolio in order to reduce the Portfolio's expenses, as described in the current Memorandum. Any such waiver or assumption would increase the Portfolio's yield or total return during the period of the waiver or assumption.


                                    CUSTODIAN

The Chase Manhattan Bank, through its Global Custody Division located at 125 London Wall, London EC2Y 5AJ, United Kingdom, acts as custodian of the assets of the Portfolio. The custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolio's investments. The custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell.


                              INDEPENDENT AUDITORS

        PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services, tax return preparation services, and assistance and consultation in connection with the Trust's various Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.



                                  LEGAL COUNSEL

        Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.



                            INTERESTHOLDER LIABILITY

Under Delaware law, Interestholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims Interestholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of the Portfolio's property for all loss and expense of any Interestholder held personally liable for the obligations of the Portfolio. Thus the risk of a Interestholder's incurring financial loss on account of Interestholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.



                              FINANCIAL STATEMENTS


        The fiscal year end of Schroder Emerging Markets Fund Institutional Portfolio is October 31. The following Financial Statements required by Part B and the related Report of Independent Public Accountants are incorporated herein by reference to the Trust's Annual Report, dated October 31, 1998, which was filed electronically with the Securities and Exchange Commission on January 29, 1999 (Accession Number:
0001004402-99-0000510).

                                   APPENDIX A

            Holders of 5% or More of Outstanding Portfolio Interests

As of February 1, 1999, the Interestholders listed below owned more than 5% of the Portfolio as noted. Interestholders owning 25% or more of the interests of the Portfolio's Interests or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of interests, these persons may be able to require the Trust to hold an Interestholder meeting to vote on certain issues and may be able to determine the outcome of any Interestholder vote. As noted, certain of these Interestholders are known to the Trust to hold their Portfolio Interests of record only and have no beneficial interest, including the right to vote the Portfolio Interests.

                                                                                     % of Portfolio
                                                                     Number of         Interests
                                                                    Shares Owned         Owned
      Schroder Emerging Markets Fund
      Institutional Portfolio

----------------------------------------------------------------- ----------------- ----------------




                                   APPENDIX B



                      RATINGS OF CORPORATE DEBT INSTRUMENTS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"  Fixed-income   securities  which  are  rated  "A"  possess  many  favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"  Fixed-income  securities  which are rated "Baa" are  considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING GROUP("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"  The  rating  "CC"  is  typically   applied  to   fixed-income   securities
subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.





--------

(*) Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Trust Instrument of Registrant dated September 6, 1995 as amended November 30, 1995 and restated March 13, 1998 (see Note 1).

(b)      Not applicable.

(c) See the following Articles and Sections in the Trust Instrument filed as Exhibit (a): Article II, Section 2.3, 2.4; Article V; Article VI;
         Article VII; Article IX; and Article X.

(d)(1) Investment Advisory Agreement between Registrant and Schroder Capital Management International Inc. ("SCMI") dated as of March 15, 1996 with respect to Schroder International Smaller Companies Portfolio and Schroder Global Asset Allocation Portfolio (see Note 2).

   (2) Investment Advisory Agreement between Registrant and SCMI dated as of September 13, 1995 with respect to International Equity Fund and Schroder Emerging Markets Fund Institutional Portfolio (see Note 3).

   (3) Investment Advisory Agreement between Registrant and SCMI dated as of September 18, 1997 with respect to Schroder Global Growth Portfolio (see Note 3).

    (4) Investment Advisory Agreement between Registrant and SCMI dated as of May 16, 1996 with respect to Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Asian Growth Fund Portfolio, and Schroder Japan Portfolio (see Note 4).

    (5) Investment Subadvisory Agreement between Registrant, SCMI and Schroder Investment Management International Ltd. ("SIMIL") dated as of June 15, 1998 with respect to Schroder International Smaller Companies Portfolio (see Note 1).

(e)      Not required.

(f)      Not applicable.

(g) (1) Global Custody Agreement between Registrant and The Chase Manhattan Bank, N.A. dated as of September 13, 1995 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Portfolio, Schroder Global Asset Allocation Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Japan Portfolio, Schroder European Growth Portfolio, Schroder Asian Growth Fund Portfolio, Schroder United Kingdom Portfolio, and Schroder Global Growth Portfolio (see Note 3).

    (2) Custodian Contract between Registrant and Schroder Capital Funds dated ______ relating to Schroder U.S. Smaller Companies Portfolio (see Note
          5).

(h) (1) Administration Agreement between Registrant and Schroder Fund Advisors Inc. ("Schroder Advisors") dated as of November 26, 1996 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder International Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Global Growth Portfolio, Schroder Asian Growth Fund Portfolio, and Schroder Japan Portfolio (see Note 4).

    (2) Subadministration Agreement between Registrant and Forum Administrative Services, LLC dated as of February 1, 1997 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder International Smaller Companies Portfolio, Schroder Global Growth Portfolio, Schroder EM Core Portfolio, Schroder Asian Growth Fund Portfolio, and Schroder Japan Portfolio (see Note 4).

    (3) Transfer Agency and Fund Accounting Agreement between Registrant and Forum Financial Corp. dated as of September 13, 1995 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Portfolio, Schroder Global Asset Allocation Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Japan Portfolio, Schroder European Growth Portfolio, Schroder Asian Growth Fund Portfolio, Schroder United Kingdom Portfolio, and Schroder Global Growth Portfolio (see Note 3).

    (4) Placement Agent Agreement between Registrant and Forum Fund Services, LLC dated as of September 13, 1995 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Portfolio, Schroder Global Asset Allocation Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Japan Portfolio, Schroder European Growth Portfolio, Schroder Asian Growth Fund Portfolio, Schroder United Kingdom Portfolio, and Schroder Global Growth Portfolio (see Note 3).

(i)      Not required

(j)      Not required

(k)      Not required.

(l)      Not applicable.

(m)      Not applicable.

(n) Financial Data Schedules (filed herewith).

(o)      Not applicable.

---------------------
Notes:

1 Exhibit incorporated by reference as filed on Amendment No. 12 via EDGAR on September 28, 1998, accession number 0001004402-98-000526.

2 Exhibit incorporated by reference as filed on Amendment No. 4 via EDGAR on March 13, 1997, accession number 0000912057-97-008728.

3 Exhibit incorporated by reference as filed on Amendment No. 9 via EDGAR on February 12, 1998, accession number 0001004402-98-000117.

4 Exhibit incorporated by reference as filed on Amendment No. 11 via EDGAR on March 19, 1998, accession number 0001004402-98-000199.

5 Exhibit incorporated by reference as filed on Amendment No. 14 via EDGAR on November 16, 1998, accession number 0001004402-98-000597.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 25.  INDEMNIFICATION

         Registrant currently holds a joint directors' and officers'/errors and omissions insurance policy pursuant to Rule 17d-1(d)(7).

         The general effect of Article 5 of Registrant's Trust Instrument (filed as Exhibit (a) and incorporated herein by reference) is to indemnify existing or former trustees and officers of Registrant to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its interestholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)      Schroder Capital Management International Inc.

         The following is a description of any business, profession, vocation or employment of a substantial nature in which the investment adviser of the registrant, Schroder Capital Management International Inc. ("SCMI"), and each trustee or officer of the investment adviser is or has been, at any time during the past two years, engaged for his or her own account or in the capacity of trustee, officer or employee. The address of each company listed, unless otherwise noted, is 787 Seventh Avenue, 34th Floor, New York, NY 10019. Schroder Capital Management International Limited ("Schroder Ltd."), a United Kingdom affiliate of SCMI, provides investment management services to international clients located principally in the United Kingdom.


         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connections
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         David M. Salisbury                   Chairman, Director                   SCMI

                                              ------------------------------------ ----------------------------------
                                              Chief Executive, Director            Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroders plc.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Schroder Series Trust II
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Richard R. Foulkes                   Deputy Chairman, Director            SCMI
                                              ------------------------------------ ----------------------------------
                                              Deputy Chairman                      Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         John A. Troiano                      Chief Executive, Director            SCMI
                                              ------------------------------------
                                                                                   ----------------------------------
                                              Chief Executive, Director            Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                                                                   ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Sharon L. Haugh                      Executive Vice President, Director   SCMI
                                                                                   ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director, Chairman                   Schroder Fund Advisors Inc.
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman, Director                   Schroder Capital Management Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Gavin D. L. Ralston                  Senior Vice President, Managing      SCMI
                                              Director
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Mark J. Smith                        Senior Vice President, Director      SCMI
                                              ------------------------------------ ----------------------------------
                                              Senior Vice President, Director      Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Fund Advisors Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Robert G. Davy                       Senior Vice President, Director      SCMI
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------



         ------------------------------------ ------------------------------------ ----------------------------------
         Jane P. Lucas                        Senior Vice President                SCMI
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         David R. Robertson                   Group Vice President                 SCMI
                                              ------------------------------------ ----------------------------------
                                              Senior Vice President                Schroder Fund Advisors Inc.
                                                                                   ----------------------------------
                                              ------------------------------------
                                              Director of Institutional Business   Oppenheimer Funds, Inc.
                                                                                   resigned 2/98
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Michael M. Perelstein                Senior Vice President, Director      SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Senior Vice President, Director      Schroders Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Louise Croset                        First Vice President, Director       SCMI
                                              ------------------------------------ ----------------------------------
                                              First Vice President                 Schroder Ltd.*
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Schroder Series Trust II
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Ellen B. Sullivan                    Group Vice President, Director       SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Catherine A. Mazza                   Group Vice President                 SCMI
                                              ------------------------------------ ----------------------------------
                                              President, Director                  Schroder Fund Advisors Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Heather F. Crighton                  First Vice President, Director       SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Ira Unschuld                         Group Vice President                 SCMI
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Paul M. Morris                       Senior Vice President                SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Susan B. Kenneally                   First Vice President, Director       SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Jennifer A. Bonathan                 First Vice President, Director       SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       Schroder Ltd.*
         ------------------------------------ ------------------------------------ ----------------------------------

         *Schroder Ltd. and Schroders plc. are located at 31 Gresham St., London
          EC2V 7QA, United Kingdom.

(b)      Schroder Investment Management International Ltd.

         The following is a description of any business, profession, vocation or employment of a substantial nature in which the investment subadviser of Schroder International Smaller Companies Portfolio, Schroder Investment Management International Ltd. ("SIMIL"), and each trustee or officer of the investment subadviser is or has been, at any time during the past two years, engaged for his or her own account or in the capacity of trustee, officer or employee. The address of each company listed below is set forth in the note following the table. Schroder Capital Management International Limited ("Schroder Ltd."), a United Kingdom affiliate of SCMI, provides investment management services to international clients located principally in the United Kingdom.

         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connections
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Hugh Westrope Bolland                Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroders (C.I.) Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   (Hong Kong)
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Properties Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Personal Investment
                                                                                   Management
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director, Chief Executive Officer    Schroder Investment Management
                                                                                   Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman                             Schroder Investment Management
                                                                                   (Australasia) Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman                             Schroder Investment Management
                                                                                   (UK) Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Jennifer A. Bonathan                 Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       Schroder Capital Management
                                                                                   International Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              First Vice President, Director       Schroder Ltd.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Nigel J. Burnham                     Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Finance Officer, First Vice          SCMI
                                              President
                                              ------------------------------------ ----------------------------------
                                              Finance Officer, First Vice          Schroder Capital Management
                                              President                            International Limited
                                              ------------------------------------ ----------------------------------
                                              Assistant Vice President             Schroder Fund Advisors, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Denis H. Clough                      Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Capital Management
                                                                                   International Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   (UK) Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Robert G. Davy                       Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              Senior Vice President, Director      SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Ltd.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------



         ------------------------------------ ------------------------------------ ----------------------------------
         Richard R. Foulkes                   Deputy Chairman, Director            SIMIL
                                              ------------------------------------ ----------------------------------
                                              Deputy Chairman, Director            SCMI
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Deputy Chairman                      Schroder Ltd.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Phillipa J. Gould                    Director                             SIMIL
                                              ------------------------------------
                                                                                   ----------------------------------
                                              Director, Senior Vice President      SCMI
                                              ------------------------------------ ----------------------------------
                                                                                   ----------------------------------
                                              Director                             Schroder Capital Management
                                                                                   International Limited
                                              ------------------------------------ ----------------------------------
                                                                                   ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   International Inc.
                                              ------------------------------------ ----------------------------------
                                                                                   ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   International (Europe) Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Madeleine S. Hall                    Director                             SIMIL
                                                                                   ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   (UK) Limited
                                              ------------------------------------ ----------------------------------
                                              Assistant Director                   Schroder Investment Management
                                                                                   Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Jeremy A. Hill                       Chairman, Director                   SIMIL
                                              ------------------------------------ ----------------------------------
                                              Commissioner                         PT Schroder Investment
                                                                                   Management Indonesia
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman                             Schroder Investment Management
                                                                                   (Hong Kong) Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman                             Schroder Investment Management
                                                                                   (Japan) Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman                             Korea Schroder Fund Management
                                                                                   Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director/Chairman                    Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Ian Johnson                          Secretary                            SIMIL
                                              ------------------------------------ ----------------------------------
                                              Secretary                            Schroder Capital Management
                                                                                   International Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Assistant Secretary                  J. Henry Schroder & Co., Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ----------------------------------- ------------------------------------- ----------------------------------
         Jan Anthony Kingzett                Director                              SIMIL
                                             ------------------------------------- ----------------------------------
                                             Deputy Chairman                       Schroder Investment Management
                                                                                   (Japan) Limited
                                             ------------------------------------- ----------------------------------
                                             Chairman                              Schroder Investment Trust
                                                                                   Management Limited
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Schroder Investment Management
                                                                                   (Singapore) Limited
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Schroder Investment Management
                                                                                   Limited
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services
         ----------------------------------- ------------------------------------- ----------------------------------

         ----------------------------------- ------------------------------------- ----------------------------------
         Maggie Lay Wah Lee                  Director                              SIMIL
                                             ------------------------------------- ----------------------------------
                                             Director                              Schroder Investment Management
                                                                                   (Singapore) Limited
                                                                                   ----------------------------------
                                             -------------------------------------
                                             Director                              Schroder Investment Management
                                                                                   Limited
         ----------------------------------- ------------------------------------- ----------------------------------

         ----------------------------------- ------------------------------------- ----------------------------------
         Richard A. Mountford                Chief Executive Officer, Chief        SIMIL
                                             Operating Officer, Director
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director, Deputy Chairman             Schroder Investment Management
                                                                                   (Singapore) Limited
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Schroder Investment Management
                                                                                   (UK) Limited
                                             ------------------------------------- ----------------------------------
                                             ------------------------------------- ----------------------------------
                                             Director                              Schroder Investment Management
                                                                                   Limited
         ----------------------------------- ------------------------------------- ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Nicola Ralston                       Deputy Chairman, Director            SIMIL
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Nicola Jane Richards                 Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              Division Director                    Schroder Investment Management
                                                                                   Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Christopher N. Rodgers               Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   (UK) Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         David M. Salisbury                   Director                             SIMIL

                                              ------------------------------------ ----------------------------------
                                              Chairman, Director                   SCMI
                                              ------------------------------------ ----------------------------------
                                              Chief Executive, Director            Schroder Ltd.
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroders plc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Trustee and Officer                  Schroder Series Trust II
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Daniele Serruya                      Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Assistant Director, Investment       Schroder Investment Management
                                              Manager                              Limited
         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------
         Olaf N. Siedler                      Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   (UK) Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Investment Manager                   Schroder Investment Management
                                                                                   Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Hugh M. Stewart                      Director                             SIMIL
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Schroder Investment Management
                                                                                   (UK) Limited
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Investment Manager                   Schroder Investment Management
                                                                                   Limited
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Thomas J. Willoughby                 Chief Compliance Officer             SIMIL
                                              ------------------------------------ ----------------------------------
                                              Schroder Unit Trust Limited          Director
         ------------------------------------ ------------------------------------ ----------------------------------

         Each of SCMI, Schroder Capital Management International Limited, Schroder Investment Management Limited, Schroder Investment Management
         (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, are located at 33 Gutter Lane, London EC2V 8AS United Kingdom.

          Schroder Investment Management (Singapore) Limited is located at #47-01 OCBC Centre, Singapore.

          Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong Kong.

          Schroder Investment Management (Australasia) Limited is located at 225 George Place, Sydney Australia.

          PT Schroder Investment Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta, 12820.

          Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF.

          Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ, United Kingdom.

          Schroder Fund Advisors Inc. is located at 787 Seventh Avenue, 34th Floor, New York, NY 10019.

          Schroder Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Forum Fund Services, LLC is the Registrant's placement agent. Registrant has no underwriters.

(b)      Not applicable.

(c)      Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts,  books and other  documents  required to be maintained by
         Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of SCMI (investment management records) and Schroder Fund Advisors, Inc. (administrator records), 787 Seventh Avenue, New York, New York, 10019, except that certain items are maintained at the following locations:

(a) Forum Accounting Services, LLC, Two Portland Square, Portland, Maine 04101 (portfolio accounting records).

(b) Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 (corporate minutes and all other records required under the Subadministration Agreement).

(c) Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 (unitholder records).

ITEM 29.  MANAGEMENT SERVICES

         Not applicable.

ITEM 30.  UNDERTAKINGS

         None.

                                   SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, State of New York on February 26, 1999.

                                                          SCHRODER CAPITAL FUNDS


                                                       By: /s/ Catherine A Mazza
                                                       _________________________

                                              Catherine A. Mazza, Vice President

                                INDEX TO EXHIBITS

Exhibit

(n)      Financial Data Schedules.